As filed with the Securities and Exchange Commission on February 22, 2008.

Registration Nos. 333-118362 and 811-6459

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
☐
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 8
☒
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
Amendment No. 61
☒

MERRILL LYNCH LIFE VARIABLE
ANNUITY SEPARATE ACCOUNT A
(Exact Name of Registrant)

MERRILL LYNCH LIFE
INSURANCE COMPANY
(Name of Depositor)

4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:
(800)346-3677

Name and Address of Agent for Service:	Copy to:
Darin D. Smith 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001	Stephen E. Roth, Esq. Mary E. Thornton, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415

 It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on	pursuant to paragraph (b) of Rule 485
(date)

☑ 60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐ on	pursuant to paragraph (a) (1) of Rule 485
(date)

    If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:
Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

EXHIBIT INDEX CAN BE FOUND ON PAGE C-39

Merrill Lynch Life Variable Annuity
Separate Account A (the “Separate Account”)
Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
Merrill Lynch Life Insurance Company
Home Office:  425 West Capital Avenue,
Suite 1800
Little Rock, Arkansas 72201

Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 535-5549

offered through
Transamerica Capital, Inc.
Prospectus May 1, 2008 Merrill Lynch Investor Choice Annuitysm (Investor Series)

This Prospectus describes a flexible premium individual deferred variable annuity contract issued by Merrill Lynch Life Insurance Company (“we” or “us”). The Contract allows the owner (or “you”) to accumulate an account value, and later apply the annuity value to receive fixed annuity payments. This Prospectus provides basic information that you should know before investing. Please read it carefully and keep it for future reference.

The account value you accumulate under the Contract will fluctuate daily, based on the investment performance of the Separate Account’s subaccounts in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform. Investing in this Contract involves risks, including possible loss of some or all of your investment.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

When you purchase your Contract, you must select one of four Classes of the Contract, each of which has a different surrender charge and asset-based insurance charge. The four available Classes of the Contract are:

- B Class	- L Class
- C Class	- XC Class

If you select the XC Class, we will add a bonus amount to your account value each time you make a premium payment. In certain circumstances, we may take back all or a portion of the bonus amount. The overall expenses for the XC Class will be higher than the expenses for a similar Contract that does not pay a bonus amount. Selecting the XC Class may be beneficial to you only if you own the Contract for a sufficient length of time, and the investment performance of the Separate Account’s subaccounts in which you invest is sufficient to compensate for its higher expenses. Over time, the value of the bonus amount(s) could be more than offset by higher expenses.

We put your premium payments as you direct into one or more subaccounts of the Separate Account. In turn, we invest each subaccount’s assets in the following corresponding portfolios (“Funds”):

☐	AEGON/Transamerica Series Trust
Transamerica Convertible Securities Fund
Transamerica Equity Fund
Transamerica Growth Opportunities Fund
Transamerica Small/Mid Cap Value Fund

☐	AIM Variable Insurance Funds
AIM V.I. Basic Value Fund
AIM V.I. Mid Cap Core Equity Fund

☐	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS International Value Portfolio
AllianceBernstein VPS Small/Mid Cap Value Portfolio
AllianceBernstein VPS Value Portfolio

☐	American Funds Insurance Series
Asset Allocation Fund
Bond Fund
Growth Fund
Growth-Income Fund
International Fund

☐	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
BlackRock Total Return V.I. Fund*
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Value Opportunities V.I. Fund

☐	Cohen & Steers VIF Realty Fund, Inc.

☐	Davis Variable Account Fund, Inc.
Davis Value Portfolio

☐	Dreyfus Variable Investment Fund
Dreyfus VIF Appreciation Portfolio

☐	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund

☐	Federated Insurance Series
Federated Capital Appreciation Fund II
Federated Kaufmann Fund II

☐	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

☐	Janus Aspen Series
Janus Aspen Forty Portfolio
Janus Aspen Mid Cap Growth Portfolio

☐	MLIG Variable Insurance Trust
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/Delaware Trend Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Seligman Mid Cap Growth Portfolio

☐	Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street Fund®/VA
Oppenheimer Main Street Small Cap Fund®/VA

☐	PIMCO Variable Insurance Trust
CommodityRealReturn Strategy Portfolio
Low Duration Portfolio
Real Return Portfolio
Total Return Portfolio

☐	Pioneer Variable Contracts Trust
Pioneer Emerging Markets VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small Cap Value VCT Portfolio

☐	Premier VIT
NFJ Dividend Value Portfolio

☐	Van Kampen Life Investment Trust
Comstock Portfolio

☐	Wanger Advisors Trust
International Small Cap
U.S. Smaller Companies

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

This Contract is not available to be purchased as a qualified contract or through a tax-deferred plan.

*	Formerly, BlackRock Bond V.I. Fund

2

Certain features and benefits described in this Prospectus may vary in your state; all Contract classes, features, and benefits may not be available in all states. Please see Appendix I “State Contract Availability and/or Variations of Certain Features and Benefits” later in this Prospectus for more information on state availability and/or variations of certain features and benefits.

Please read the current prospectus for each of the Funds available through this Contract carefully before investing and retain them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2008 (known as the “SAI”). For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this Prospectus. (It is legally a part of this Prospectus.) The SAI’s table of contents appears at the end of this Prospectus.

The SEC maintains a web site that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus is primarily designed for potential purchasers of the Contract, you may have previously purchased a Contract and are receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features, and charges of the Contract may vary over time (and as noted above, may vary depending on your state), and generally you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, see Appendix I, and/or note Contract variations referenced throughout this Prospectus.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

3

Table of Contents

DEFINITIONS	1
FEE TABLE	2
Examples	10
CAPSULE SUMMARY OF THE CONTRACT	12
Your Contract in General	12
Tax-Deferred Accumulation	12
Accumulation and Annuity Periods	12
Death Benefit	12
Retirement Savings Vehicle	12
The Separate Account	12
Tax-Deferred Plans	12
State Variations	12
Controlling Documents	13
Other Contracts We Issue	13
The Classes	13
Premiums	13
Premium Flexibility	13
Maximum Premium	13
Right to Refuse Premiums	14
Automatic Investment Feature	14
Premium Allocation	14
Maximum Number of Subaccounts	14
Funds Available for Investment	14
Transfers Among Subaccounts	14
Limitation on Transfers	14
Minimum Amounts	14
Transfer Programs	14
Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender	15
Partial Withdrawals	15
Systematic Withdrawal Program	15
Guaranteed Lifetime Amount	15
Surrender	15
Surrender Charge	15
Tax Consequences	15
Death Benefits	15
Standard Death Benefit	15
GMDB Options	16
Additional Death Benefit	16
Annuity Payments	16
Fees and Charges	16
Asset-Based Insurance Charge	16
Surrender Charge	16
Contract Fee	16
Transfer Fee	17
Rider Charges	17
Premium Taxes	17
Redemption Fee	17
Fund Expenses	17
Current/Maximum Fees and Charges	17
Right to Review (“Free Look”)	17
Replacement of Contracts	17
MERRILL LYNCH LIFE INSURANCE COMPANY AND THE SEPARATE ACCOUNT	18
Merrill Lynch Life Insurance Company	18
The Separate Account	18
Segregation of Separate Account Assets	18
Number of Subaccounts; Subaccount Investments	19

i

INVESTMENTS OF THE SEPARATE ACCOUNT	19
General Information and Investment Risks	19
The Funds	20
AEGON/Transamerica Series Trust	20
Transamerica Convertible Securities Fund	20
Transamerica Equity Fund	20
Transamerica Growth Opportunities Fund	20
Transamerica Small/Mid Cap Value Fund	20
AIM Variable Insurance Funds	20
AIM V.I. Basic Value Fund	20
AIM V.I. Mid Cap Core Equity Fund	20
AllianceBernstein Variable Products Series Fund, Inc.	20
AllianceBernstein VPS International Value Portfolio	20
AllianceBernstein VPS Small/Mid Cap Value Portfolio	20
AllianceBernstein VPS Value Portfolio	21
American Century Variable Portfolios, Inc.	21
VP Ultra® Fund	21
American Funds Insurance Series	21
Asset Allocation Fund	21
Bond Fund	21
Growth Fund	21
Growth-Income Fund	21
International Fund	21
BlackRock Variable Series Funds, Inc.	21
BlackRock Basic Value V.I. Fund	21
BlackRock Total Return V.I. Fund	22
BlackRock Fundamental Growth V.I. Fund	22
BlackRock Global Allocation V.I. Fund	22
BlackRock Global Growth V.I. Fund	22
BlackRock Government Income V.I. Fund	22
BlackRock High Income V.I. Fund	22
BlackRock International Value V.I. Fund	22
BlackRock Large Cap Core V.I. Fund	22
BlackRock Large Cap Growth V.I. Fund	22
BlackRock Large Cap Value V.I. Fund	22
BlackRock Money Market V.I. Fund	22
BlackRock S&P 500 Index V.I. Fund	23
BlackRock Value Opportunities V.I. Fund	23
Cohen & Steers VIF Realty Fund, Inc.	23
Davis Variable Account Fund, Inc.	23
Davis Value Portfolio	23
Dreyfus Variable Investment Fund	23
Dreyfus VIF Appreciation Portfolio	23
Eaton Vance Variable Trust	23
Eaton Vance VT Floating-Rate Income Fund	23
Eaton Vance VT Large-Cap Value Fund	23
Federated Insurance Series	23
Federated Capital Appreciation Fund II	23
Federated Kaufmann Fund II	23
Franklin Templeton Variable Insurance Products Trust	24
Templeton Foreign Securities Fund	24
Templeton Growth Securities Fund	24
Janus Aspen Series	24
Janus Aspen Forty	24
Janus Aspen Mid Cap Growth	24
MLIG Variable Insurance Trust	24
Roszel/Allianz CCM Capital Appreciation Portfolio	24
Roszel/Allianz NFJ Small Cap Value Portfolio	24
Roszel/Delaware Trend Portfolio	24
Roszel/JPMorgan Small Cap Growth Portfolio	24
Roszel/Lord Abbett Affiliated Portfolio	25
Roszel/Lord Abbett Bond Debenture Portfolio	25
Roszel/Mid Cap Value Portfolio	25
Roszel/Marsico Large Cap Growth Portfolio	25
Roszel/Seligman Mid Cap Growth Portfolio	25

Oppenheimer Variable Account Funds	25
Oppenheimer Capital Appreciation Fund/VA	25
Oppenheimer Main Street Fund®/VA	25
Oppenheimer Main Street Small Cap Fund®/VA	25
PIMCO Variable Insurance Trust	25
PIMCO CommodityRealReturn Strategy Portfolio	25
PIMCO Low Duration Portfolio	25
PIMCO Real Return Portfolio	25
PIMCO Total Return Portfolio	26
Pioneer Variable Contracts Trust	26
Pioneer Emerging Markets VCT Portfolio	26
Pioneer Fund VCT Portfolio	26
Pioneer High Yield VCT Portfolio	26
Pioneer Real Estate Shares VCT Portfolio	26
Pioneer Small Cap Value VCT Portfolio	26
Premier VIT	26
NFJ Dividend Value Portfolio	26
Van Kampen Life Investment Trust	26
Comstock Portfolio	26
Wanger Advisors Trust	27
International Small Cap	27
U.S. Smaller Companies	27
Certain Payments We Receive With Regard to the Funds	27
Selection of Underlying Funds	28
Other Share Classes and Portfolios	28
Purchases and Redemptions of Fund Shares; Reinvestment	28
Substitution of Investments	29
FEATURES AND BENEFITS OF THE CONTRACT	29
Ownership of the Contract	29
Issuing the Contract	30
Issue Age	30
Information We Need To Issue The Contract	30
Right to Review (“Free Look”)	31
Classes	31
Bonus Payment and Recapture (For XC Class)	32
Premiums	34
Minimum and Maximum Premiums	34
How to Make Payments	34
Automatic Investment Feature	34
Premium Investments	34
Accumulation Units	35
How Are My Contract Transactions Priced?	35
How Do We Determine The Number of Units?	35
Transfers Among Subaccounts	36
General	36
Disruptive Trading	36
Dollar Cost Averaging Program	38
What Is It?	38
Participating in the DCA Program	38
Minimum Amounts	38
When Do We Make DCA Transfers?	38
Asset Allocation Program	38
General	38
Asset Allocation Models	39
Changes to the Composition of Asset Allocation Models	39
Initial Allocation to the Selected Asset Allocation Model	39
Quarterly Rebalancing	40
Allocation of Future Premiums	40
Other Information	40
Rebalancing Program	40
Partial Withdrawals	41
When and How Partial Withdrawals are Made	41
Minimum Amounts	42

What is the Systematic Withdrawal Program?	42
Participating in the Systematic Withdrawal Program	42
Program Amounts	42
Surrenders	43
Death of Annuitant Prior to Annuity Date	43
Death Benefit	43
Standard Death Benefit	43
GMDB Options	44
GMDB Base – Return of Premium (Standard Version)	45
GMDB Base – Return of Premium (GMIB Version)	45
GMDB Base – Return of Premium (GMWB Version)	45
GMDB Base – Maximum Anniversary Value	46
GMDB Base – Greater of Maximum Anniversary Value and Roll-Up (Standard Version)	46
GMDB Base – Roll-Up	46
GMDB Base – Greater of Maximum Anniversary Value and Roll-Up (GMIB Version)	48
Change of Owner	50
GMDB Limitation	50
GMDB Charge	51
Additional Death Benefit	51
ADB Limitation	51
Change of Owner	52
ADB Charge	52
Payment of Death Benefit	52
Spousal Beneficiary Continuation Option	53
Payments to Contract Owners	54
Contract Changes	54
Annuity Payments	55
Evidence of Survival	55
Gender-Based Annuity Purchase Rates	55
Misstatement of Age or Sex	55
Annuity Options	56
Death of Owner During the Annuity Period	56
Death of Annuitant During the Annuity Period	56
How We Determine Present Value of Future Guaranteed Annuity Payments	57
Guaranteed Minimum Income Benefit Riders	58
Guaranteed Minimum Income Benefit	58
General	58
Important Information about the GMIB Rider	59
How We Determine the Amount of Your Minimum Guaranteed Income	59
GMIB Base	59
GMIB MAV Base	59
GMIB Roll-Up Base	59
GMIB Limitations	61
Allocation Guidelines and Restrictions	61
Conditions for Electing to Receive Income Payments	62
Available Annuity Options	62
Change of Annuitant	62
GMIB Charge	62
Guaranteed Minimum Income Benefit EXTRA	63
General	63
Important Information About the GMIB EXTRA Rider	64
How We Determine The Amount of Your Minimum Guaranteed Income	64
GMIB EXTRA Base	64
GMIB EXTRA MAV Base	64
GMIB EXTRA Roll-Up Base	65
Allocation Guidelines and Restrictions	65
Rebalancing Program	65
Important Mechanics of the Rebalancing Program	66
Asset Allocation Program	66
Optional Reset	66

Conditions For Electing to Receive Income Payments	66
Available Annuity Options	67
Change of Annuitant	67
Change of Owner/Annuitant	67
Systematic Withdrawal Program	67
No Lapse Guarantee	67
GMIB EXTRA Charge	68
Guaranteed Minimum Withdrawal Benefit	68
General	68
What is the GMWB?	69
Important Information About the GMWB Rider	69
How Do I Elect the GMWB Rider?	69
When May I Take Withdrawals?	70
What is the Guaranteed Lifetime Amount?	70
What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?	72
What if I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?	72
What is the GMWB Base?	72
When and How is the GMWB Base Calculated?	74
Adjusted Excess Withdrawal	76
Automatic Step-Up	76
What is the Income Enhancement Benefit?	76
Are Surrender Charges Applicable to Excess Withdrawals?	78
Is a Minimum Surrender Value Required After a Partial Withdrawal?	78
May I Cancel the GMWB Rider?	78
When Will the GMWB Rider Terminate?	78
What if My Account Value Reaches Zero?	79
How GMWB Settlement Works	79
Allocation Guidelines and Restrictions	79
Rebalancing Program	79
Asset Allocation Program	80
Change of Owner/Annuitant	80
Spousal Continuation	81
In the Event of Divorce	82
Benefit Available on Maturity Date	83
Systematic Withdrawal Program	83
GMWB Charge	83
Inactive Contract	83
CHARGES, DEDUCTIONS, AND CREDITS	83
Asset-Based Insurance Charge	84
Surrender Charge	85
When Imposed	85
How The Surrender Charge Works	85
How Deducted	85
Pro Rata Deductions	86
Contract Fee	86
Transfer Fee	86
GMDB Charge	86
ADB Charge	87
GMIB Charge	87
GMWB Charge	88
Other Charges	88
Redemption Fee	88
Tax Charges	88
Fund Expenses	88
Changes in Contract Charges or Fees	88
Premium Taxes	88
Contract Credits	89
FEDERAL TAX MATTERS	89
Tax Status of the Contract	89
Diversification Requirements	89
Owner Control	89
Required Distributions	89
Taxation of Annuities	89
In General	89

v

Annuity Payments	90
Withdrawals and Surrenders	90
Taxation of Death Benefit Proceeds	90
Penalty Tax on Some Withdrawals	90
Transfers, Assignments, or Exchanges of a Contract	91
Withholding	91
Multiple Contracts	91
Federal Estate Taxes	91
Generation-Skipping Transfer Tax	91
Annuity Purchases by Nonresident Aliens and Foreign Corporations	91
Optional Benefit Riders	91
Possible Changes In Taxation	92
Possible Charge For Our Taxes	92
Foreign Tax Credits	92
PERFORMANCE INFORMATION	93
OTHER INFORMATION	94
Notices and Elections	94
Voting Rights	94
Reports to Contract Owners	95
Material Conflicts	95
Changes to the Separate Account	95
Selling the Contract	95
State Regulation	96
Legal Proceedings	96
Experts	96
Legal Matters	97
Registration Statements	97
ACCUMULATION UNIT VALUES	98
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	114
APPENDIX A – Example of Bonus Payment and Recapture	115
APPENDIX B – Example of Maximum Anniversary Value GMDB	116
APPENDIX C – Example of Greater of Maximum Anniversary Value GMDB and Roll–Up GMDB. (Standard)	117
APPENDIX D – Example of ADB	118
APPENDIX E – Example of GMIB and GMIB EXTRA Riders	119
APPENDIX F – Example of GMWB	120
APPENDIX G – GMIB & GMWB Investment Categories	121
APPENDIX H – GMWB Tax Examples	122
APPENDIX I – State Contract Availability and/or Variations of Certain Features and Benefits	123
APPENDIX J – Differences Between GMIB & GMIB EXTRA	124
APPENDIX K – Differences Between Single Life GMWB and the Joint Life GMWB	125
APPENDIX L – GMWB Variations Depending on Date of Contract Purchase	126

Definitions

•	account value: The sum of the values of your interests in the subaccounts of the Separate Account as of the end of a valuation period.

•	accumulation unit: A unit of measure used to determine the value of your interest in a subaccount during the accumulation period. There will be Class-distinct accumulation units for each subaccount.

•	accumulation unit value: The value of an accumulation unit during a valuation period. Class-distinct accumulation unit values are determined for each subaccount as of the close of trading (generally 4:00 p.m.(ET)) on each day the New York Stock Exchange is open.

•	annuitant: Any natural person(s) on whose life annuity payments are based. During the accumulation period, all references to the annuitant shall include any joint annuitants.

•	annuity date: The date on which you choose to begin receiving annuity payments. The annuity date must occur by the oldest annuitant’s 95th birthday.

•	annuity value: The amount which will be applied to an annuity option on the annuity date. It is the account value on the annuity date reduced by any charges for premium taxes and any other charges deducted on the annuity date.

•	beneficiary(ies): The person(s) or entity(ies) designated by you to receive payment of the death benefit provided under the Contract.

•	contract anniversary: An anniversary of the contract date.

•	contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

•	contract value: The total value of your interest in the Contract as of the end of the valuation period. It equals the account value less any bonus amounts subject to recapture (for XC Class Contracts), less uncollected charges.

•	contract year: A one year period starting on the contract date and on each contract anniversary thereafter.

•	Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 or 408A of the Internal Revenue Code (“IRC”).

•	maturity date: The latest possible annuity date.

•	monthaversary: The contract date and the same calendar day of each successive month during the accumulation period. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the monthaversary will be the last day of that month.

•	net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next valuation period. There will be a Class-distinct net investment factor for each subaccount.

•	nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified contract or arrangement described in the IRC.

•	qualified contract: A Contract issued in connection with a retirement arrangement described under Section 401(a), 403(b), 408, or 408A of the IRC.

•	quarterversary: The same calendar day of each successive three month period during the accumulation period, beginning with the contract date. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent third month, the quarterversary will be the last day of that third month.

•	surrender value: The amount available upon surrender of the Contract. It is equal to the contract value reduced by any charges which apply upon surrender, including the surrender charge, and any bonus amounts which are recaptured upon surrender and increased by any credits, which are added upon surrender.

•	tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

•	valuation period: The interval from one determination of the accumulation unit value for a subaccount to the next such determination.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer account value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums				None

Surrender Charge

Complete Years Elapsed Since Payment of Each Premium	As a % of premium withdrawn

	B Class	L Class	C Class	XC Class

0 years	7.0%	6.0%	2.0%	8.0%

1 year	6.0%	5.0%	0.0%	8.0%

2 years	5.0%	4.0%	0.0%	7.0%

3 years	4.0%	3.0%	0.0%	7.0%

4 years	3.0%	0.0%	0.0%	6.0%

5 years	2.0%	0.0%	0.0%	6.0%

6 years	1.0%	0.0%	0.0%	5.0%

7 years	0.0%	0.0%	0.0%	4.0%

8 years	0.0%	0.0%	0.0%	3.0%

9 years	0.0%	0.0%	0.0%	0.0%

			Current	Maximum

Transfer Fee[1]			$25	$30

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you will pay if you add optional riders to your Contract.

1  There is no change for the first 12 transfers in a contract year.

Periodic Charges Other Than Fund Expenses (if you purchased your Contract on or after June 23, 2008)*

Separate Account Annual Expenses (as a
percentage of average daily net assets in the subaccounts)[2]	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%

Current Asset-Based Insurance Charge for all subaccounts other than those noted below	1.35%	1.55%	1.70%	1.75%

Current Asset-Based Insurance Charge for the Pioneer High Yield VCT and Pioneer Small Cap Value VCT Subaccounts	1.30%	1.50%	1.65%	1.70%

Current Asset-Based Insurance Charge for the Cohen & Steers VIF Realty, Dreyfus VIF Appreciation, Eaton Vance VT Floating-Rate Income, Eaton Vance VT Large Cap Value, Janus Aspen Forty, Janus Aspen Mid Cap Growth, Templeton Foreign Securities, Templeton Growth Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Pioneer Fund VCT, and Pioneer Emerging Markets VCT Subaccounts	1.25%	1.45%	1.60%	1.65%

Current Asset-Based Insurance Charge for the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Subaccounts	1.50%	1.70%	1.85%	1.90%

Periodic Charges Other Than Fund Expenses (if you purchased your Contract prior to June 23, 2008)

Separate Account Annual Expenses (as a
percentage of average daily net assets in the subaccounts)[2]	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%

Current Asset-Based Insurance Charge for all subaccounts other than those noted below	1.25%	1.45%	1.60%	1.65%

Current Asset-Based Insurance Charge for the Pioneer High Yield VCT and Pioneer Small Cap Value VCT Subaccounts	1.20%	1.40%	1.55%	1.60%

Current Asset-Based Insurance Charge for the Cohen & Steers VIF Realty, Dreyfus VIF Appreciation, Eaton Vance VT Floating-Rate Income, Eaton Vance VT Large Cap Value, Janus Aspen Forty, Janus Aspen Mid Cap Growth, Templeton Foreign Securities, Templeton Growth Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Pioneer Fund VCT, and Pioneer Emerging Markets VCT Subaccounts	1.15%	1.35%	1.50%	1.55%

Current Asset-Based Insurance Charge for the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Subaccounts	1.40%	1.60%	1.75%	1.80%

*	If we do not receive relevant state approval, the charge that applies to Contracts purchased prior to June 23, 2008 will apply.

	Current	Maximum

Other Charges

Annual Contract Fee[3]	$50	$75

Annual Charge for Optional Riders[4]

Return of Premium GMDB (standard)[5]	0.15%	0.40%

Return of Premium GMDB (GMWB version)[6]	0.15%	0.40%

Return of Premium GMDB (GMIB version)[7]	0.15%	0.40%

Maximum Anniversary Value GMDB[5]	0.25%	0.65%

Roll-Up GMDB[5]	0.50%	1.00%

Greater of Maximum Anniversary Value and Roll-Up GMDB (Standard version)[5]	0.55%	1.20%

Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version)(8)	0.65%	1.20%

ADB[9]	0.25%	0.50%

GMIB[10]	0.50%	0.90%

GMIB EXTRA

For Contracts purchased on or after June 23, 2008[11]	0.75%	1.20%

For Contracts purchased prior to June 23, 2008[11]	0.65%	1.20%

GMWB Single Life

For Contracts purchased on or after June 23, 2008[12]	0.65%	1.25%

For Contracts purchased on or after June 23, 2008 with the GMWB Income Enhancement Benefit[12]	0.80%	1.55%

For Contracts purchased prior to June 23, 2008[12]	0.60%	1.25%

GMWB Joint Life

For Contracts purchased on or after June 23, 2008[12]	0.85%	1.50%

For Contracts purchased on or after June 23, 2008 with the GMWB Income Enhancement Benefit[12]	1.15%	2.00%

For Contracts purchased prior to June 23, 2008[12]	0.75%	1.50%

[2]	To the extent that a Fund, its investment adviser, or its affiliate pays us or our affiliates compensation that is more or less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we may adjust the current asset-based insurance charge for that subaccount. If we adjust this charge, for each 0.05% that the compensation we or our affiliates receive exceeds 0.35%, we reduce the asset-based insurance charge for that subaccount by 0.05%. Similarly, for each 0.05% that the compensation we or our affiliates receive is less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we increase the asset-based insurance charge by 0.05%.

[3]	The contract fee will be assessed annually on each contract anniversary and upon surrender or annuitization only if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

[4]	Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We won’t deduct these charges after the annuity date.

[5]	The GMDB Base is generally the minimum value that would be paid under the applicable Guaranteed Minimum Death Benefit (“GMDB”). For more information, see “Death Benefit.”

[6]	The GMDB Base is generally the minimum value that would be paid under this GMDB. The Return of Premium GMDB (GMWB version) is available only if you elect a GMWB option (provided you purchased your Contract on or after January 12, 2007). For more information, see “Death Benefit.”

[7]	The GMDB Base is generally the minimum value that would be paid under this GMDB. The Return of Premium GMDB (GMIB version) is available only if you elect the GMIB EXTRA rider. For more information, see “Death Benefit.”

[8]	The GMDB Base is generally the minimum value that would be paid under the GMDB. The Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version) is only available if you elect the GMIB EXTRA rider (provided you purchased your Contract on or after June 23, 2008). For more information, see “Death Benefit.”

[9]	The ADB Base is the account value. For more information, see “Additional Death Benefit.”

[10]	The GMIB Base is the amount used to calculate the monthly income payable under the Guaranteed Minimum Income Benefit (“GMIB”). For more information, see “Guaranteed Minimum Income Benefit.”

[11]	The GMIB EXTRA Base is the amount used to calculate the monthly income payable when the Contract annuitizes under the GMIB EXTRA. For more information, see “Guaranteed Minimum Income Benefit EXTRA.”

[12]	The GMWB Base is the amount used to calculate the Guaranteed Lifetime Amount under the Guaranteed Minimum Withdrawal Benefit (“GMWB”). The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. For more information, see “Guaranteed Minimum Withdrawal Benefit.”

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2007, before and after any contractual waivers and expense reimbursements. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[13]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, shareholder service fees, and other expenses)

Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, shareholder service fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)[14]

[13]	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

[14]	The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive fund expenses above a specified threshold until at least April 30, 2009. For more information about these arrangements, consult the prospectuses for the Funds.

The following table lists the annual expenses for each Fund after contractual waivers and reimbursements for the most recently ended fiscal year, as a percentage of each Fund’s average net assets.

[ To be updated by amendment]

	AEGON/Transamerica Series Trust
	Transamerica		Transamerica	Transamerica	BlackRock Variable Series Funds, Inc.
	Convertible	Transamerica	Growth	Small/Mid			BlackRock	BlackRock	BlackRock
	Securities	Equity	Opportunities	Cap Value	BlackRock	BlackRock	Money	Fundamental	Global
	Fund	Fund	Fund	Fund	Basic Value	Total Return	Market	Growth V.I.	Allocation
	(Service	(Service	(Service	(Service	V.I. Fund	Fund	V.I. Fund	Fund	V.I. Fund
	Class	Class	Class	Class	(Class I	(Class I	(Class I	(Class I	(Class I
Annual Expenses	Shares)	Shares)	Shares)	Shares)	Shares)	Shares)[2]	Shares)	Shares)	Shares)

Investment Advisory Fees					0.60%	0.46%	0.50%	0.65%	0.65%
12b-1 Fees					—	—	—	—	—
Other Expenses					0.07%	0.09%	0.08%	0.10%	0.14%

Acquired Fund Fees and Expenses					0.01%	—	—	0.01%	0.01%
Total Annual Operating Expenses					0.68%[1]	0.55%[1]	0.58%	0.76%[1]	0.80%[1]
Expense Reimbursements					—	—	—	—	—

Net Expenses					0.68%[1]	0.55%[1]	0.58%	0.76%[1]	0.80%[1]

BlackRock Variable Series Funds, Inc. (continued)
	BlackRock	BlackRock	BlackRock		BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
	Global	Government	High		S&P 500	BlackRock	Large Cap	Large Cap	Large Cap	Value
	Growth	Income V.I.	Income		Index V.I.	International	Core	Growth	Value	Opportunities
	V.I. Fund	Fund	V.I. Fund		Fund	Value V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund
	(Class 3	(Class I	(Class I		(Class I	(Class I	(Class I	(Class I	(Class I	(Class I
Annual Expenses	Shares)	Shares)[2]	Shares)[2]		Shares)[2]	Shares)[2]	Shares)	Shares)	Shares)[2]	Shares)

Investment Advisory Fees		0.50%	0.51%		0.30%	0.75%	0.46%	0.65%	0.75%[3]	0.75%
12b-1 Fees		—	—		—	—	—	—	—	—
Other Expenses		0.08%	0.09%		0.10%	0.12%	0.07%	0.11%	0.09%	0.09%

Acquired Fund Fees and Expenses		—	—		—	—	0.01%	0.01%	—	0.03%
Total Annual Operating Expenses		0.58%[1]	0.60%[1]		0.40%[1]	0.87%[1]	0.54%[1]	0.77%[1]	0.84%[1,3]	0.87%[1]
Expense Reimbursements		—	—		—	—	—	—	—	—

Net Expenses		0.58%[1]	0.60	%1	0.40%[1]	0.87%[1]	0.54%[1]	0.77%[1]	0.84%[1,3]	0.87%[1]

	MLIG Variable Insurance Trust[4]
		Roszel/		Roszel/	Roszel/
		JPMorgan	Roszel/	Lord	Lord
	Roszel/	Small	Lord	Abbett	Abbett
	Delaware	Cap	Abbett	Bond	Mid Cap
	Trend	Growth	Affiliated	Debenture	Value
Annual Expenses	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Advisory Fees	0.85%	0.95%	0.80%	0.80%	0.85%
12b-1 Fees	—	—	—	—	—
Other Expenses	0.43%	0.32%	0.39%	0.72%	0.30%

Acquired Fund Fees and Expenses	—	—	—	—	—
Total Annual Operating Expenses	1.28%	1.27%	1.19%	1.52%	1.15%
Expense Reimbursements	(0.13%)	(0.02%)	(0.09%)	(0.42%)	—

Net Expenses	1.15%	1.25%	1.10%	1.10%	1.15%

	MLIG Variable Insurance Trust[4] (continued)
	Roszel/	Roszel/
	Marsico	Allianz CCM
	Large Cap	Capital	Roszel/Allianz	Roszel/Seligman
	Growth	Appreciation	NFJ Small Cap	Mid Cap Growth
Annual Expenses	Portfolio	Portfolio	Value Portfolio	Portfolio

Investment Advisory Fees	0.80%	0.80%	0.85%	0.85%
12b-1 Fees	—	—	—	—
Other Expenses	1.31%	0.28%	0.30%	0.34%

Acquired Fund Fees and Expenses	—	—	—	—
Total Annual Operating Expenses	2.11%	1.08%	1.15%	1.19%
Expense Reimbursements	(1.01%)	—	—	(0.04%)

Net Expenses	1.10%	1.08%	1.15%	1.15%

						American
	AIM Variable					Century Variable
	Insurance Funds		AllianceBernstein Variable Products Series Fund, Inc.			Portfolios, Inc.
		AIM V.I.	AllianceBernstein		AllianceBernstein
		Mid Cap	VPS Small/Mid	AllianceBernstein	VPS
	AIM V.I.	Core	Cap Value	VPS Value	International
	Basic Value	Equity	Portfolio	Portfolio	Value Portfolio
	(Series I	(Series I	(Class A	(Class A	(Class A	VP Ultra Fund
Annual Expenses	Shares)[5]	Shares)[6]	Shares)	Shares)	Shares)	(Class I Shares)

Investment Advisory Fees	0.72%	0.72%	0.75%	0.55%	0.75%	1.00%
12b-1 Fees	—	—	—	—	—	—
Other Expenses	0.30%	0.32%	0.11%	0.14%	0.10%	0.01%
Acquired Fund Fees and Expenses	—	0.02%	—	—	—	—

Total Annual Operating Expenses	1.02%	1.06%	0.86%	0.69%	0.85%	1.01%
Expense Reimbursements	(0.05%)	—	—	—	—	—

Net Expenses	0.97%	1.06%	0.86%	0.69%	0.85%	1.01%

						Cohen &
	American Funds Insurance Series[7]					Steers VIF
	Asset Allocation			Growth - Income	International	Realty
	Fund	Bond Fund	Growth Fund	Fund	Fund	Fund,
Annual Expenses	(Class 2 Shares)	(Class 2 Shares)	(Class 2 Shares)	(Class 2 Shares)	(Class 2 Shares)	Inc.[8]
Investment Advisory Fees	0.32%	0.41%	0.32%	0.27%	0.50%	0.85%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.01%	0.01%	0.02%	0.01%	0.04%	1.74%
Acquired Fund Fees and Expenses	—	—	—	—	—	—

Total Annual Operating Expenses	0.58%	0.67%	0.59%	0.53%	0.79%	2.84%
Expense Reimbursements	—	—	—	—	—	—

Net Expenses	0.58%	0.67%	0.59%	0.53%	0.79%	2.84%

	Davis	Dreyfus
	Variable	Variable
	Account	Investment			Federated Insurance Series
	Fund, Inc.	Fund	Eaton Vance Variable Trust		Federated
		Dreyfus VIF	Eaton		Capital	Federated
		Appreciation	Vance VT	Eaton	Appreciation	Kaufmann
		Portfolio	Floating-	Vance VT	Fund II	Fund II
	Davis	(Service	Rate	Large-Cap	(Primary	(Primary
	Value	Class	Income	Value	Class	Class
Annual Expenses	Portfolio	Shares)	Fund	Fund[9]	Shares)[10]	Shares)[10]
Investment Advisory Fees	0.75%	0.75%	0.575%	0.625%	0.85%	1.43%
12b-1 Fees	—	0.25%	0.250%	0.250%	0.25%	0.25%
Other Expenses	0.06%	0.07%	0.115%	0.165%	1.64%	0.80%
Acquired Fund Fees and Expenses	—	—	—		—	—
Shareholder Servicing Fees	—	—	0.250%	0.250%	—	—

Total Annual Operating Expenses	0.81%	1.07%	1.190%	1.290%	2.74%	2.48%
Expense Reimbursements	—	—	—	—	—	—

Net Expenses	0.81%	1.07%	1.190%	1.290%	2.74%	2.48%

	Franklin Templeton
	Variable
	Insurance Products Trust		Janus Aspen Series		Oppenheimer Variable Account Funds
				Janus	Oppenheimer		Oppenheimer
	Templeton	Templeton	Janus	Aspen Mid	Capital	Oppenheimer	Main Street
	Foreign	Growth	Aspen	Cap	Appreciation	Main Street	Small Cap
	Securities	Securities	Forty	Growth	Fund/VA	Fund®/VA	Fund®/VA
	Fund	Fund	Portfolio	Portfolio	(Service	(Service	(Service
	(Class 2	(Class 2	(Service	(Service	Class	Class	Class
Annual Expenses	Shares)[11]	Shares)[12]	Class)	Class)	Shares)[13]	Shares)[14]	Shares)[15]
Investment Advisory Fees	0.63%	0.74%	0.64%	0.64%	0.64%	0.64%	0.72%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.15%	0.04%	0.06%	0.06%	0.03%	0.02%	0.03%
Acquired Fund Fees and Expenses	0.03%	—	—	—	—	—

Total Annual Operating Expenses	1.06%	1.03%	0.95%	0.95%	0.92%	0.91%	1.00%
Expense Reimbursements	0.03%	—	—	—	—	—	—

Net Expenses	1.03%	1.03%	0.95%	0.95%	0.92%	0.91%	1.00%

	Pioneer Variable Contracts Trust
			Pioneer		Pioneer
		Pioneer	Real Estate	Pioneer	Emerging
	Pioneer Fund VCT	High Yield VCT	Shares VCT	Small Cap Value VCT	Markets VCT
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Annual Expenses	(Class II Shares)[16]	(Class II Shares)	(Class II Shares)	(Class II Shares)	(Class II Shares)

Investment Advisory Fees	0.65%	0.65%		0.75%	1.15%
12b-1 Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses	0.05%	0.09%		0.21%	0.35%
Acquired Fund Fees and Expenses	—	—		0.12%	—

Total Annual Operating Expenses	0.95%	0.99%		1.33%	1.75%
Expense Reimbursements	—	—		—	—

Net Expenses	0.95%	0.99%		1.33%	1.75%

						Van
						Kampen
						Life
						Investment
	PIMCO Variable Insurance Trust				Premier VIT	Trust
	PIMCO
	Commodity
	Real-	PIMCO	PIMCO	PIMCO
	Return	Low	Real	Total
	Strategy	Duration	Return	Return
	Portfolio	Portfolio	Portfolio	Portfolio
	(Adminis-	(Adminis-	(Adminis-	(Adminis-	NFJ	Comstock
	trative	trative	trative	trative	Dividend	Portfolio
	Class	Class	Class	Class	Value	(Class I
Annual Expenses	Shares)	Shares)	Shares)	Shares)	Portfolio[20]	Shares)

Investment Advisory Fees	0.49%	0.25%	0.25%	0.25%	0.80%	0.56%
Service Fees	0.25%	0.15%	0.15%	0.15%	—	—
12b-1 Fees	—	—	—	—	—	—
Other Expenses	0.25%[17]	0.25%[17]	0.25%[17]	0.25%[17]	1.36%	0.03
Acquired Fund Fees and Expenses	0.03%[18]	—	—	—	—	—

Total Annual Operating Expenses	1.02%	0.65%	0.65%	0.65%	2.16%	0.59%
Expense Reimbursements	(0.03)%[19]	—	—	—	1.03%	—

Net Expenses	0.99%	0.65%	0.65%	0.65%	1.13%	0.59%

	Wagner Advisors Trust
	U.S.
	Smaller	International
Annual Expenses	Companies	Small Cap

Investment Advisory Fees	0.90%	0.91%
12b-1 Fees	—	—
Other Expenses	0.05%	0.10%
Acquired Fund Fees and Expenses	—	—

Total Annual Operating Expenses	0.95%	1.01%
Expense Reimbursements		—

Net Expenses	0.95%	1.01%

[ To be updated by amendment]

(1)	Where applicable, the Total Annual Operating Expenses of the Fund do not correlate to the ratio of expenses to average net assets shown in the most recent annual report, which does not include Acquired Fund Fees and Expenses.

(2)	Other Expenses include Acquired Fund Fees and Expenses, which are less than 0.01%.

(3)	For the period September 29, 2006 to October 27, 2006, a different and lower Investment Advisory Fee rate schedule was in effect for the Fund. The fees and expenses have been adjusted to reflect the current Investment Advisory Fee rate.

(4)	MLIG Variable Insurance Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Fund to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the MLIG Variable Insurance Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business) exceed certain limits. The expense limitation agreement is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the MLIG Variable Insurance Trust’s Board of Trustees.

(5)	Through December 31, 2009, the Fund’s investment adviser has contractually agreed to waive a portion of its Investment Advisory Fees to the extent necessary so that the Investment Advisory Fees payable by the Fund do not exceed a specified maximum Investment Advisory Fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund’s maximum annual advisory fee rate ranges from 0.695% (or average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). The Fund’s investment adviser has contractually agreed to waive the Investment Advisory Fees and/or reimburse expenses of Series I shares to the extent necessary to limit the Total Annual Operating Expenses to 1.30% of average daily net assets. In determining the Fund’s investment adviser’s obligation to waive Investment Advisory Fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense asset arrangement. The expense limitation agreement is in effect through April 30, 2008.

(6)	The Fund’s investment adviser has contractually agreed to waive the Investment Advisory Fees and/or reimburse expenses of Series I shares to the extent necessary to limit the Total Annual Operating Expenses to 1.30% of average daily net assets. In determining the Fund’s investment adviser’s obligation to waive Investment Advisory Fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense asset arrangement. The expense limitation agreement is in effect through April 30, 2008.

(7)	The Funds’ investment adviser is voluntarily waiving a portion of the Investment Advisory Fees. Expense ratios shown do not reflect the waiver. After taking into account this waiver, the Net Expenses for the Asset Allocation Fund, Bond Fund, Growth Fund, Growth-Income Fund, and International Fund were 0.55%, 0.64%, 0.56%, 0.50% and 0.74%, respectively. Please see the financial highlights table in the Fund’s prospectus or its annual report for details.

(8)	Through December 31, 2007, the Fund’s investment adviser has contractually agreed to waive its fee and/or reimburse the Fund’s expenses incurred to the extent necessary to maintain the Fund’s operating expenses at 1.50% of the Fund’s net assets.

(9)	Other Expenses are estimated.

(10)	Although not contractually obligated to do so, the Fund’s investment adviser, administrator, distributor and shareholder services provider waived and reimbursed certain amounts not shown in the above table. The Fund’s investment adviser voluntarily waived the Investment Advisory Fee. The Fund’s investment adviser can terminate this voluntary waiver at any time. The Federated Capital Appreciation Fund II paid an Investment Advisory Fee (after the voluntary waiver) of 0.00% for the fiscal year ended December 31, 2006 and the Federated Kaufmann Fund II paid an Investment Advisory Fee (after the voluntary waiver) of 0.99% for the fiscal year ended December 31, 2006. The Fund’s Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2006. The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2007. Shareholder services fees are included in Other Expenses. The Fund’s Primary Shares did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2006. The Fund has no present intention of paying or accruing the shareholder services fee for the Primary Shares during the fiscal year ending December 31, 2007. The Fund’s administrator voluntarily waived a portion of its fee and the adviser voluntarily reimbursed certain operating expenses of the Fund. The Fund’s administrator and adviser can terminate this voluntary waiver and reimbursement at any time. Other Expenses paid by the Federated Capital Appreciation Fund II (after the voluntary waiver and reimbursement) were 1.15% for the fiscal year ended December 31, 2006 and Other Expenses paid by the Federated Kaufmann Fund II (after the voluntary waiver and reimbursement) were 0.51% for the fiscal year ended December 31, 2006.

(11)	The investment adviser has agreed in advance to reduce its fee from assets invested by the Fund in Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Fund’s board of trustees and an exemptive order of the Securities and Exchange Commission.

(12)	The Fund administration fee is paid indirectly through the Investment Advisory Fees.

(13)	The Other Expenses are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

The investment adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect Investment Advisory Fees incurred through the Fund’s investment in Institutional Money Market Fund (“IMMF”). During the year ended December 31, 2006, the investment adviser waived $5,287 for IMMF Investment Advisory Fees. There was no change to Other Expenses and Total Annual Operating Expenses.

(14)	The Other Expenses are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

The investment adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect Investment Advisory Fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2006, the investment adviser waived $2,785 for IMMF Investment Advisory Fees. There was no change to Other Expenses and Total Annual Operating Expenses.

(15)	The Other Expenses are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

The investment adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect Investment Advisory Fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2006, the investment adviser waived $1,600 for IMMF Investment Advisory Fees. There was no change to Other Expenses and Total Annual Operating Expenses.

(16)	The expenses in the table above reflect the expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its Investment Advisory Fees and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the Fund’s statement of additional information for details regarding the expense limitation agreement.

(17)	“Other Expenses” reflect an administrative fee of 0.25%.

(18)	The Fund has entered into a separate contract with PIMCO under which the Fund pays PIMCO a management and administration fee at the annual rates of 0.49% and 0.20%, respectively.

(19)	PIMCO has contractually agreed to waive the Investment Advisory Fee and the administration fee it receives from the Fund in an amount equal to the Investment Advisory Fee and administration fee, respectively, paid to PIMCO by the Fund. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Fund is in place.

(20)	OpCap Advisors LLC has contractually agreed to reduce Total Annual Operating Expenses of the Fund to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Fund’s average daily net assets. This reduction of Total Annual Operating Expenses is guaranteed by OpCap Advisors LLC through December 31, 2015. Net Expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Separate Account Annual Expenses (including the current asset-based insurance charge for the most expensive subaccount), the current Annual Contract Fee, the current Greater of Maximum Anniversary Value and Roll-Up GMDB Charge, the current ADB Charge, the current GMWB Joint Life Charge (with the Income Enhancement Benefit), and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

Example 1.  This Example assumes that you invest $10,000 in a B Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

Example 2.  This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

Example 3.  This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

Example 4.  This Example assumes that you invest $10,000 in an XC Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)
(b)

Example 4, above, takes into account any bonus amounts that are subject to recapture. The circumstances under which bonus credits are recaptured are discussed later in this Prospectus.

The Examples reflect the $50 contract fee as     %, based on our current estimates of anticipated Contract size. Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the “Charges, Deductions, and Credits” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Capsule Summary of the Contract

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this Prospectus and in the Statement of Additional Information (“SAI”). Please read this Prospectus carefully.

Your Contract in General

•	Tax-Deferred Accumulation. This annuity is a contract between you (the contract owner) and us in which you agree to make one or more payments to us and, in return, we agree to make a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your account value that are generally tax-deferred until:

➢	you take money out of the Contract by surrender or partial withdrawal or take withdrawals under the Guaranteed Minimum Withdrawal Benefit (“GMWB”),

➢	we make annuity payments to you,

➢	or we pay the death benefit.

Your account value will increase or decrease depending on the investment performance of the subaccounts to which you allocate premiums and transfer account value, the premiums you pay, the fees and charges we deduct, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your account value.

•	Accumulation and Annuity Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” or accumulation period and the “payout” or annuity period. During the accumulation period, you can allocate premiums and transfer account value among any combination of subaccounts offered under the Contract. The annuity period begins once you start receiving regular annuity payments from the Contract. You may receive fixed annuity payments under one of the available annuity payment options. The annuity value you accumulate during the accumulation period will determine the dollar amount of any annuity payments you receive.

•	Death Benefit. The Contract also provides a death benefit payable if the owner (or the first owner to die, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) dies before the annuity date.

•	Retirement Savings Vehicle. The Contract is designed to be a long-term investment in order to provide annuity benefits for you. If you withdraw money from the Contract prematurely, you may incur substantial charges. In addition, any money you take out of the Contract to the extent of gain is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

•	The Separate Account. You may allocate premium(s) into up to 20 of 64 subaccounts. Each subaccount invests exclusively in one of the Funds listed in the beginning of this Prospectus. We reserve the right to offer other subaccounts in the future or close subaccounts to new premiums and incoming transfers of account value. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of those subaccounts and will be reduced by Contract fees and charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

•	Tax-Deferred Plans. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

•	State Variations. As noted, Contracts issued in your state may provide different features and benefits from those described in this Prospectus. See Appendix I for state variations.

•	Controlling Documents. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders or endorsements are the controlling documents. If you would like to review a copy of the Contract or any riders or endorsements, contact our Service Center.

•	Other Contracts We Issue. We offer other variable annuity contracts that are available in different markets and have different fund selections. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information – Selling the Contract.”

The Classes

•	The Contract allows you to select one of four different charge structures subject to state availability based on your specific situation. Each different charge structure is referred to as a “Class.” Each Class imposes a different level of surrender charge and asset-based insurance charge. Your Financial Advisor can assist you in selecting the Class that is right for you, based on your needs and preferences. Prior to issuance, you must select one of the four available Classes of the Contract:

➢	B Class — imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment. If you purchased your Contract prior to June 23, 2008, the asset-based insurance charge varies by subaccount and ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%). If you purchased your Contract on or after June 23, 2008 the asset-based insurance charge ranges from 1.25% to 1.50% (guaranteed not to exceed 2.00%);

➢	L Class — imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment. If you purchased your Contract prior to June 23, 2008, the asset-based insurance charge varies by subaccount and ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%). If you purchased your Contract on or after June 23, 2008 the asset-based insurance charge ranges from 1.45% to 1.70% (guaranteed not to exceed 2.00%);

➢	C Class — imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following each premium payment. If you purchased your Contract prior to June 23, 2008, the asset-based insurance charge varies by subaccount and ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%). If you purchased your Contract on or after June 23, 2008 the asset-based insurance charge ranges from 1.60% to 1.85% (guaranteed not to exceed 2.00%); and

➢	XC Class — imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing annually over 9 years following each premium payment. If you purchased your Contract prior to June 23, 2008, the asset-based insurance charge varies by subaccount and ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%). If you purchased your Contract on or after June 23, 2008 the asset-based insurance charge ranges from 1.65% to 1.90% (guaranteed not to exceed 2.00%). If you select this Class, we will add a bonus amount to your account value each time you make a premium payment. Under certain circumstances, we may recapture all or a portion of the bonus amount.

Premiums

•	Premium Flexibility. Generally, before the annuity date you can pay premiums as often as you like. The initial premium payment must be $10,000 or more. Subsequent premiums must be $50 or more. The minimum premiums do not vary by Class.

•	Maximum Premium. We may refuse to issue a Contract or accept additional premiums if the total premiums paid under all variable annuity contracts issued by us, our affiliate, ML Life Insurance Company of New York, or any other life insurance company affiliate, and owned by you (or any co-owner or the annuitant, if the contract owner is a non-natural person) exceed $1,000,000.

•	Right to Refuse Premiums. We reserve the right to refuse to accept any premium payments. No additional premiums may be paid on or after the owner’s (or older co-owner’s or annuitant’s, if the owner is a non-natural person) 85th birthday.

•	Automatic Investment Feature. Under the automatic investment feature, you can make subsequent premium payments systematically from your Merrill Lynch, Pierce, Fenner & Smith Inc. (“MLPF&S”) brokerage account. For more information, see “Automatic Investment Feature.”

•	Premium Allocation. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest your account value. If your state requires us to return your premium(s) in the event you exercise your right to cancel the Contract, we will place your premium(s) into the BlackRock Money Market V.I. Subaccount for the first 14 days following the contract date. After 14 days, we’ll put the money into the subaccounts you’ve selected or according to the composition of the asset allocation model you’ve selected in effect at that time. If you have not made any withdrawals and we have placed your premiums in the BlackRock Money Market V.I. Subaccount for 14 days as described above, we guarantee we will allocate at least your premiums to your selected subaccounts after the 14 day period, regardless of charges or investment performance. We reserve the right to discontinue providing this guarantee for Contracts issued after a specified date. We will not provide this guarantee to contract owners, in states where we return account value (less bonus amounts), who elect to put their premiums into the BlackRock Money Market V.I. Subaccount. If your state permits us to return the account value (less bonus amounts) in the event you exercise your right to cancel the Contract, we’ll invest your premium immediately in the subaccounts you’ve selected or according to the composition of the asset allocation model you’ve selected in effect at that time. However, for Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We also will not provide the guarantee discussed above to Contracts issued in California for contract owners who are 60 years of age or older, whose premiums are invested in the BlackRock Money Market V.I. Subaccount.

•	Maximum Number of Subaccounts. Currently, you may allocate premiums or account value among up to 20 of the available subaccounts. Generally, within certain limits you may transfer account value periodically among subaccounts.

•	Funds Available for Investment. The Funds available for investment are listed at the beginning of this Prospectus. Each subaccount invests in a corresponding Fund. If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Transfers Among Subaccounts

•	Limitation on Transfers. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts during a contract year, but we will charge $25 per extra transfer (guaranteed not to exceed $30). See “Transfers Among Subaccounts.” We may impose additional restrictions on transfers that violate our Disruptive Trading Procedures. See “Transfers Among Subaccounts – Disruptive Trading.”

•	Minimum Amounts. Your transfer from a subaccount must be for a minimum of $100 or the total value in a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total subaccount value.

•	Transfer Programs. Several specialized transfer programs are available at no additional cost under the Contract. You cannot use more than one such program at a time.

➢	First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly or quarterly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in accumulation unit values over time. There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss. (See “Dollar Cost Averaging Program.”)

➢	Second, through participation in the Asset Allocation Program, you may select one of six asset allocation models. Unless you instruct us otherwise, your account value is automatically rebalanced at the end of each calendar quarter based on the asset allocation model selected. (See “Asset Allocation Program.”)

➢	Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your account value quarterly, semi-annually, or annually in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program.”)

Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender

•	Partial Withdrawals. At any time prior to the annuity date, if you submit a written request or obtain proper telephone authorization, you may withdraw part of your surrender value, subject to the following rules.

➢	You must request at least $100.
➢	Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured.
➢	We will not process a withdrawal which would reduce the surrender value below $5,000. (Please note that other rules apply if you elected an optional GMWB rider).

•	Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals made monthly, quarterly, semi-annually, or annually. For more information, see the “Systematic Withdrawal Program” section, later in this Prospectus.

•	Guaranteed Lifetime Amount. If the owner (and any co-owner, if applicable) are at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not more than age 80, a GMWB rider may be elected for an additional charge (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008). The GMWB permits you to take minimum annual withdrawals called the Guaranteed Lifetime Amount (regardless of your account value) during your lifetime. See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.

•	Surrender. At any time prior to annuitization, you may submit a written request to surrender your Contract and receive its surrender value.

•	Surrender Charge. Surrenders and partial withdrawals may be subject to a surrender charge with the amount of the charge and the period that the charge applies depending on the Class (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals from the Contract in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) the sum of: 10% of each premium subject to a surrender charge (not to exceed the amount of each premium that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year; and (b) the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge. The gain in the Contract equals the excess, if any, of the contract value just prior to the withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums. The surrender charge applies to each subsequent premium payment, as well as the initial premium payment.

•	Tax Consequences. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2.

Death Benefits

•	Standard Death Benefit. The Contract provides a death benefit if you die before the annuity date. Unless you select an optional guaranteed minimum death benefit (“GMDB”) below, the standard death benefit equals the account value, less uncollected charges and any bonus amounts subject to recapture on death. Depending upon the age of any owner (annuitant, if the owner is a non-natural person) on the contract date, one or more of the GMDB options may not be available, so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

•	GMDB Options. For an additional charge, you may elect one of the following GMDB options, provided you meet the age requirements specified for the GMDB option you choose:

➢	Return of Premium (a standard version or an alternative version is available if you elect either GMIB EXTRA or a GMWB)

➢	Maximum Anniversary Value

➢	Greater of Maximum Anniversary Value and Roll-Up (a standard version is currently available and an additional version is available if you purchased your Contract on or after June 23, 2008 and you elect the GMIB EXTRA)

If you elect a GMDB option, the death benefit will not be less than the applicable GMDB Base.

•	Additional Death Benefit. Contract owners may elect the Additional Death Benefit (“ADB”) for an additional charge, if any owner (or the annuitant, if the owner is a non-natural person) is not over the age of 75 on the contract date. The ADB is an optional rider that may provide, on the death of the owner, an additional death benefit that may be used to help defray some or all of the expenses attributable to taxes payable on death benefit proceeds paid under the Contract.

You can find more detailed information about the standard death benefit, the GMDB options, and the ADB, and how they are calculated, including age limitations that apply, under “Death Benefit” and “Additional Death Benefit.”

The payment of a death benefit may have tax consequences (see “Federal Tax Matters”).

Also, any death benefit applicable under a GMDB option and/or the ADB option during the accumulation period will terminate upon the annuity date.

Annuity Payments

•	Annuity payments begin on the annuity date and are made under the annuity option you select.

•	You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 95th birthday. If you do not select an annuity date, the annuity date is the maturity date. Details about the annuity options available under the Contract can be found under “Annuity Options.”

•	Annuity payments may have tax consequences (see “Federal Tax Matters”).

•	If the annuitant and any joint annuitant are not over the age of 75 on the contract date, you may elect a Guaranteed Minimum Income Benefit (“GMIB”) rider for an additional charge. If the annuitant and any joint annuitant are not under the age of 45 and not over the age of 75 (age 70 if you purchased your Contract prior to June 23, 2008) on the contract date, you may elect the GMIB EXTRA rider for an additional charge. The GMIB and GMIB EXTRA are optional riders that provide you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the rider.

•	All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Fees and Charges

•	Asset-Based Insurance Charge. We currently impose an asset-based insurance charge to cover expenses and certain risks. The amount of the charge varies by Class and subaccount. We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. We don’t deduct this charge after the annuity date.

•	Surrender Charge. We may impose a surrender charge only if you surrender or take a withdrawal from your Contract. The amount and period of the surrender charge varies by Class and applies to the initial premium and all subsequent premiums.

•	Contract Fee. If the greater of account value (less uncollected charges) or premiums (less withdrawals), is less than $50,000, we currently impose a $50 contract fee on each contract anniversary and upon surrender or annuitization to reimburse us for expenses related to maintenance of these Contracts. This contract fee will not exceed $75. We don’t deduct this fee upon payment of a death benefit or after the annuity date.

•	Transfer Fee. You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge.

•	Rider Charges. If you elect a GMDB, ADB, GMIB, or GMWB rider, we deduct a charge that compensates us for the costs and risks we assume in providing the benefit. We won’t deduct this charge after the annuity date. The charges vary according to which riders you choose. If a rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. For more information on each rider charge, see “Charges, Deductions, and Credits” later in this Prospectus.

•	Premium Taxes. Under certain circumstances, we deduct a charge for any premium taxes imposed. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 4%.

•	Redemption Fee. We reserve the right to impose a redemption fee upon a transfer from one subaccount to another in states where permissible, or to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Fund Expenses. You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

•	Current/Maximum Fees and Charges. We may change the current charges for the asset-based insurance charge, the Contract fee, the transfer fee, the GMDB charge, the ADB charge, the GMIB charge, and the GMWB charge, but the charges will never exceed the maximum charges listed in the Fee Table.

You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions, and Credits.”

Right to Review (“Free Look”)

•	When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract.

•	To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. The amount we return depends upon your state’s requirements. Some states require us to return your premium(s) in the event you exercise your right to cancel the Contract, while others permit us to return the account value less bonus amounts as of the date we receive your returned Contract.

Replacement of Contracts

•	It is advisable to always carefully consider the purchase of a Contract as a replacement for an existing annuity contract or life insurance policy. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the new Contract may impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract will be advantageous, given the Contract’s features, benefits, and charges compared to your existing contract.

•	You should talk to your tax advisor to make sure that a replacement purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Merrill Lynch Life Insurance Company and the Separate Account

Merrill Lynch Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and engaged in the sale of life insurance and annuity products. We changed our corporate location to Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange. Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

The Separate Account

The Merrill Lynch Life Variable Annuity Separate Account A (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Separate Account on August 6, 1991. It is governed by Arkansas law, our state of domicile. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account meets the definition of a separate account under the federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Effect of Segregation	•	Obligations to contract owners and beneficiaries that arise under the Contract are our obligations.
	•	We own all of the assets in the Separate Account.
	•	The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains, or losses.
	•	The assets in each Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account.
	•	If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account.
	•	Under Arkansas insurance law the assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Number of Subaccounts; Subaccount Investments

Subaccounts	•	There are 64 subaccounts currently available through the Separate Account. All subaccounts invest in a corresponding Fund.
	•	Subaccounts may be added or closed in the future.

Performance of Similar Funds	•	Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same.
	•	Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Investments of the Separate Account

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts, as well as separate accounts of ML Life Insurance Company of New York (an indirect wholly owned subsidiary of AEGON USA), and insurance companies not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these Funds may be offered to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The Funds [To be updated by amendment]

The following tables summarize each Fund’s investment objective(s), investment adviser(s), asset class, and investment style. There is no assurance that any of the Funds will achieve the stated objective(s).

AEGON/Transamerica		Investment	Asset Class/
Series Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Transamerica Convertible Securities Fund (Service Class)	Seeks maximum total return through a combination of current income and capital appreciation.	Transamerica Fund Advisors, Inc. Subadviser: Transamerica Investment Management, LLC	Alternative

Transamerica Equity Fund (Service Class)	Seeks to maximize long-term growth.	Transamerica Fund Advisors, Inc. Subadviser: Transamerica Investment Management, LLC	Large Cap Growth

Transamerica Growth Opportunities Fund (Service Class)	Seeks to maximize long-term growth.	Transamerica Fund Advisors, Inc. Subadviser: Transamerica Investment Management, LLC	Mid Cap Growth

Transamerica Small/Mid Cap Value Fund (Service Class)	Seeks to maximize total return.	Transamerica Fund Advisors, Inc. Subadviser: Transamerica Investment Management, LLC	Small Cap Blend

AIM Variable		Investment	Asset Class/
Insurance Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
AIM V.I. Basic Value Fund (Series I)	Seeks long-term growth of capital.	A I M Advisors, Inc.	Domestic Equity/Large Cap Value

AIM V.I. Mid Cap Core Equity Fund (Series I)	Seeks long-term growth of capital.	A I M Advisors, Inc.	Domestic Equity/ Mid Cap Blend

AllianceBernstein Variable
Products Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
AllianceBernstein VPS International Value Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	International Equity/International

AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/Small Cap Value

AllianceBernstein Variable
Products Series		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
AllianceBernstein VPS Value Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/Large Cap Value

American Century
Variable Portfolios,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
VP Ultra® Fund (Class I)†	Seeks long-term capital growth.	American Century Investment Management, Inc.	Domestic Equity/Large Cap Growth

American Funds		Investment	Asset Class/
Insurance Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Asset Allocation Fund (Class 2)	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.	Capital Research and Management Company	Balanced/US

Bond Fund (Class 2)	Seeks to maximize current income and preserve capital.	Capital Research and Management Company	Fixed Income/ Intermediate Term

Growth Fund (Class 2)	Seeks growth of capital.	Capital Research and Management Company	Domestic Equity/Large Cap Growth

Growth-Income Fund (Class 2)	Seeks capital growth and income over time.	Capital Research and Management Company	Domestic Equity/Large Cap Value

International Fund (Class 2)	Seeks growth of capital over time.	Capital Research and Management Company	International Equity/International

†	Closed to allocations of new premiums and incoming transfers of account value.

BlackRock Variable		Investment	Asset Class/
Series Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Basic Value V.I. Fund (Class I)	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC (“BlackRock Advisors”) Subadviser: BlackRock Investment Management, LLC (“BlackRock Investment Management”)	Domestic Equity/Large Cap Value

BlackRock Variable		Investment	Asset Class/
Series Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Total Return Fund (Class I) (formerly, BlackRock Bond V.I Fund)	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: BlackRock Financial Management (“BlackRock Financial Management”)	Fixed Income/ Intermediate Term

BlackRock Fundamental Growth V.I. Fund (Class I)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/Large Cap Growth

BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Global Growth V.I. Fund (Class III)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	Global

BlackRock Government Income V.I. Fund (Class I)	Seeks the highest possible current income consistent with the protection of capital.	BlackRock Advisors Subadviser: BlackRock Financial Management	Fixed Income/ Intermediate Term

BlackRock High Income V.I. Fund (Class I)	Seeks a high level of current income and, secondarily, capital appreciation to the extent consistent with the foregoing objective.	BlackRock Advisors Subadviser: BlackRock Financial Management	Fixed Income/ High Yield

BlackRock International Value V.I. Fund (Class I)	Seeks current income and long-term growth of income, accompanied by growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management International Limited	International Equity/International

BlackRock Large Cap Core V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/Large Cap Blend

BlackRock Large Cap Growth V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Growth

BlackRock Large Cap Value V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/Large Cap Value

BlackRock Money Market V.I. Fund (Class I)	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing objectives.	BlackRock Advisors Subadviser: BlackRock Institutional Management Corporation	Fixed Income/Money Market

BlackRock Variable		Investment	Asset Class/
Series Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock S&P 500 Index V.I. Fund (Class I)	Seeks investment results that, before expenses, replicate the total return of the Standard & Poor’s® 500 Composite Stock Price Index.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/Large Cap Blend

BlackRock Value Opportunities V.I. Fund (Class I)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/Small Cap Blend

Cohen & Steers VIF		Investment	Asset Class/
Realty Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Cohen & Steers VIF Realty Fund, Inc.	Seeks total return.	Cohen & Steers Capital Management, Inc.	Alternative/REIT

Davis Variable	Investment	Investment	Asset Class/
Account Fund, Inc.	Objective	Adviser(s)/Subadviser(s)	Investment Style
Davis Value Portfolio	Seeks to provide long-term growth of capital.	Davis Selected Advisers, LP Subadviser: Davis Selected Advisers-NY, Inc.	Domestic Equity/Large Cap Value

Dreyfus Variable		Investment	Asset Class/
Investment Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Dreyfus VIF Appreciation Portfolio (Service Class)	Seeks long-term capital growth consistent with the preservation of capital.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.	Domestic Equity/ Large Cap Blend

Eaton Vance		Investment	Asset Class/
Variable Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Eaton Vance VT Floating-Rate Income Fund	Seeks to provide a high level of current income.	Eaton Vance Management	Fixed Income/ Floating Rate

Eaton Vance VT Large-Cap Value Fund	Seeks total return.	Eaton Vance Management	Domestic Equity/ Large Cap Value

Federated Insurance		Investment	Asset Class/
Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Federated Capital Appreciation Fund II (Primary Shares)	Seeks capital appreciation.	Federated Equity Management Company of Pennsylvania	Domestic Equity/ Large Cap Blend

Federated Insurance		Investment	Asset Class/
Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Federated Kaufmann Fund II (Primary Shares)	Seeks capital appreciation.	Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp.	Domestic Equity/ Mid Cap Growth

Franklin Templeton
Variable Insurance		Investment	Asset Class/
Products Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Templeton Foreign Securities Fund (Class 2)	Seeks long-term capital growth.	Templeton Investment Counsel, LLC	International Equity/ International

Templeton Growth Securities Fund (Class 2)	Seeks long-term capital growth.	Templeton Global Advisors Limited	International Equity/ Global

		Investment	Asset Class/
Janus Aspen Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Janus Aspen Forty (Service Class)	Seeks long-term growth of capital.	Janus Capital Management LLC	Domestic Equity/ Large Cap Growth

Janus Aspen Mid Cap Growth (Service Class)	Seeks long-term growth of capital.	Janus Capital Management LLC	Domestic Equity/ Mid Cap Growth

MLIG Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Roszel/Allianz CCM Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Roszel Advisors, LLC (“Roszel Advisors”) Subadviser: Cadence Capital Management LLC	Domestic Equity/Large Cap Blend

Roszel/Allianz NFJ Small Cap Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: NFJ Investment Group L.P.	Domestic Equity/Small Cap Value

Roszel/Delaware Trend Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: Delaware Management Company	Domestic Equity/ Small Cap Growth

Roszel/JPMorgan Small Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: JPMorgan Investment Management Inc.	Domestic Equity/Small Cap Growth

MLIG Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Roszel/Lord Abbett Affiliated Portfolio	Seeks long-term capital appreciation and income.	Roszel Advisors Subadviser: Lord, Abbett & Co. LLC	Domestic Equity/ Large Cap Value

Roszel/Lord Abbett Bond Debenture Portfolio	Seeks a high total return.	Roszel Advisors Subadviser: Lord, Abbett & Co. LLC	Fixed Income/ High Yield

Roszel/Lord Abbett Mid Cap Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: Lord, Abbett & Co. LLC	Domestic Equity/ Mid Cap Value

Roszel/Marsico Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: Marsico Capital Management, LLC	Domestic Equity/ Large Cap Growth

Roszel/Seligman Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors Subadviser: J. & W. Seligman & Co.	Domestic Equity/ Mid Cap Growth

Oppenheimer Variable		Investment	Asset Class/
Account Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Oppenheimer Capital Appreciation Fund/VA (Service Class)	Seeks capital appreciation.	OppenheimerFunds, Inc.	Domestic Equity/ Large Cap Growth

Oppenheimer Main Street Fund®/VA (Service Class)	Seeks high total return.	OppenheimerFunds, Inc.	Domestic Equity/ Large Cap Blend

Oppenheimer Main Street Small Cap Fund®/VA (Service Class)	Seeks capital appreciation.	OppenheimerFunds, Inc.	Domestic Equity/ Small Cap Blend

PIMCO Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
PIMCO CommodityRealReturn Strategy Portfolio (Administrative Class)	Seeks to maximize real return consistent with prudent investment management.	Pacific Investment Management Company LLC	Alternative/ Commodity

PIMCO Low Duration Portfolio (Administrative Class)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/Low Duration

PIMCO Real Return Portfolio (Administrative Class)	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/Real Return

PIMCO Variable		Investment	Asset Class/
Insurance Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
PIMCO Total Return Portfolio (Administrative Class)	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/Intermediate Term

Pioneer Variable		Investment	Asset Class/
Contracts Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer Emerging Markets VCT Portfolio (Series II)	Seeks long-term capital appreciation.	Pioneer Investment Management, Inc.	International Equity/ Emerging Markets

Pioneer Fund VCT Portfolio (Series II)	Seeks reasonable income and capital growth.	Pioneer Investment Management, Inc.	Domestic Equity/ Large Cap Blend

Pioneer High Yield VCT Portfolio (Series II)	Seeks to maximize total return through a combination of income and capital appreciation.	Pioneer Investment Management, Inc.	Fixed Income/ High Yield

Pioneer Real Estate Shares VCT Portfolio (Series II)	Seeks long-term growth of capital. Current income is a secondary objective.	Pioneer Investment Management, Inc. Subadviser: AEW Management and Advisors, L.P.	Alternative

Pioneer Small Cap Value VCT Portfolio (Series II)	Seeks capital growth.	Pioneer Investment Management, Inc.	Domestic Equity/ Small Cap Value

		Investment	Asset Class/
Premier VIT	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
NFJ Dividend Value Portfolio	Seeks income and long term growth of capital.	OpCap Advisors LLC Subadviser: NFJ Investment Group L.P.	Domestic Equity/ Large Cap Value

Van Kampen
Life Investment		Investment	Asset Class/
Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Comstock Portfolio (Class I)	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management	Domestic Equity/ Large Cap Value

		Investment	Asset Class/
Wanger Advisors Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
International Small Cap	Seeks long-term growth of capital.	Columbia Wanger Asset Management, L.P.	International Equity/International

U.S. Smaller Companies	Seeks long-term growth of capital.	Columbia Wanger Asset Management, L.P.	Domestic Equity/ Small Cap Growth

In order to obtain copies of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) receive the following payments, which may be significant, from the Funds, their advisers, distributors, or affiliates thereof.

•	Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from [0.0% to 0.25%] of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•	Payments from the Fund Investment Advisers. We receive payments from the investment adviser (or affiliates thereof) of the Funds. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from [0.15% to 0.35%] annually.

The combined percentages we receive with regard to each Fund currently range from [0.15% to 0.45%] annually.

Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through MLPF&S which also distributes the Contracts. These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S Financial Advisors, which are also involved in the distribution of the Contracts.

Furthermore, our parent, AEGON USA, receives indirect compensation on assets invested in AEGON USA’s proprietary Funds (the AEGON/Transamerica Series Trust) because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, AEGON USA may receive more revenue with respect to proprietary Funds than nonproprietary Funds.

In addition, consistent with applicable laws, management and employees of BlackRock and Roszel Advisors are provided a broad level of access and exposure to Merrill Lynch, its management, Financial Advisors and other personnel, marketing events and materials, and client-related and other information because of their affiliation. Such broad access and exposure is not available to other asset managers and may enhance BlackRock’s and Roszel Advisors’ ability to sell their Funds.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of account value allocated to the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Funds for the services it provides in marketing the Funds’ shares in connection with the Contracts.

To the extent that we receive Rule 12b-1 and shareholder service fees from a Fund and payments from a Fund’s investment adviser that total more or less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we may adjust the current asset-based insurance charge for that subaccount. If we adjust the asset-based insurance charge, for each 0.05% that the payment we or our affiliates receive exceeds 0.35%, we reduce the asset-based insurance charge for that subaccount by 0.05%. Similarly, for each 0.05% that the payment we or our affiliates receive is less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we increase the asset-based insurance charge by 0.05%. For example, if we receive payment from a Fund, its investment adviser, or its affiliate of 0.47%, we would decrease the asset-based insurance charge by 0.10%, not 0.12%, to 0.37% for that subaccount.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or incoming transfers of account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the account value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing account value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of account value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the SEC and applicable state insurance departments. We will notify you of any substitutions.

Features and Benefits of the Contract

As we describe the Contract, we will often use the word “you.” In this context “you” means “contract owner.”

Ownership of the Contract

The contract owner (and any co-owner) is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you irrevocably name a beneficiary, you can later change the beneficiary only with the irrevocable beneficiary’s written consent. If an owner dies before the annuity date, the beneficiary will receive a death benefit. If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract as the new owner under the Spousal Beneficiary Continuation Option. You may also designate an annuitant. See “Spousal Beneficiary Continuation Option.”

Changing the Annuitant	•	At any time prior to the annuity date, except when an owner is a non-natural person, you may change the annuitant subject to certain requirements and limitations.
	•	If you change the annuitant, the new annuitant must not have been: older than 80 years old on the contract date; older than age 75 on the contract date if you elected GMIB; younger than age 45 or older than age 75 on the contract date if you elected GMIB EXTRA and you purchased your Contract on or after June 23, 2008; and younger than age 45 or older than age 70 on the contract date if you elected GMIB EXTRA and you purchased your Contract prior to June 23, 2008.
	•	A change of annuitant cannot cause the maturity date to be later than the maturity date established on the contract date.
	•	If you don’t select an annuitant, you are the annuitant.
	•	If you elected a GMIB, a change in annuitant may cause the GMIB rider to terminate or limit the GMIB, or reduce the period for exercising the GMIB.
	•	If you elected the Single Life GMWB, joint annuitants are not permitted.
	•	If you elected Joint Life GMWB, you and your spouse must be the joint annuitants.
	•	If you elected a GMWB or GMIB, there are certain restrictions on changing the annuitant. See “Guaranteed Minimum Withdrawal Benefit” or “Guaranteed Minimum Income Benefit.”

Changing the Owner	•	Upon written request, you may designate a new owner subject to certain requirements and limitations.
	•	If you change the owner, the new owner must not have been older than 80 years old on the contract date.
	•	A change in owner terminates all prior beneficiary designations, subject to the consent of any irrevocable beneficiary.
	•	If a beneficiary is not named, then the estate becomes the beneficiary.
	•	We are not responsible for the tax consequences of any change in ownership.
	•	If you elected the GMDB, ADB, GMIB, GMIB EXTRA or GMWB riders, a change in owner may cause the GMDB, ADB, GMIB, GMIB EXTRA or GMWB riders to be limited or terminate.

Co-owners of the	•	The Contract may be owned by co-owners, limited to two natural persons.
Contract	•	Co-owners must exercise all rights under the Contract jointly unless we allow them to elect otherwise.
	•	Upon the death of either co-owner, the surviving co-owner will be deemed to be the primary beneficiary unless you specify another person as the primary beneficiary.
	•	Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable.
	•	Co-owner spouses must each be designated as beneficiary for the other.
	•	If you elected the Single Life GMWB, co-owners and joint annuitants are not permitted.
	•	If you elected the Joint Life GMWB, co-owners and joint annuitants are permitted, but must be spouses. Each spouse must name the other as the sole primary beneficiary to continue the rider upon the death of the first spouse to die.

Continuing the Contract	•	If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract at the death of the owner as the new owner under the spousal beneficiary continuation option.

Assigning the Contract and Payments Under the Contract	•	The Contract may not be sold, discounted, pledged, or assigned as collateral for a loan or as a security for the performance of any obligation unless permitted by law in your state. Please refer to your Contract.
	•	No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless we receive the owner’s written consent.

Issuing the Contract

Issue Age.  You can buy a Contract if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are not older than 80 years old. Annuitants also must not be older than 80 years old on the contract date.

•	If you elect the GMIB, no annuitant can be older than age 75 when we issue the Contract.

•	If you elect the GMIB EXTRA, no annuitant can be younger than age 45 or older than age 70 (75 if you purchased your Contract on or after June 23, 2008) when we issue the Contract.

•	If you elect a GMWB, no annuitant can be younger than age 60 (if you purchased your Contract prior to January 11, 2008) or age 55 (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not older than age 80 when you elect the GMWB rider (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008).

Information We Need To Issue The Contract.  Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days (or longer if you consent), we will return the premium and no Contract will be issued.

Right to Review (“Free Look”)

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract.

To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. If your state requires us to return your premium(s) in the event you exercise your right to cancel the Contract, we will refund the greater of all premium(s) paid into the Contract less any withdrawals or the account value less any bonus amounts as of the date we receive your returned Contract. If your state permits us to return the account value in the event you exercise your right to cancel the Contract, we’ll refund the account value less any bonus amounts as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we’ll refund the account value less any bonus amounts as of the date we receive your returned Contract.

Classes

The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and asset-based insurance charges. In addition, the asset-based insurance charges vary by subaccount and may be higher for some subaccounts and lower for others. Depending on your needs and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following four available Classes of the Contract:

B Class	The B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract prior to June 23, 2008 and from 1.25% to 1.50% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract on or after June 23, 2008.

L Class	The L Class reduces the period of time that a surrender charge applies on withdrawals, but imposes a higher asset-based insurance charge than the B Class. The L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract prior to June 23, 2008 and from 1.45% to 1.70% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract on or after June 23, 2008.

C Class	The C Class imposes a surrender charge on withdrawals for only one year after each premium payment, but imposes a higher asset-based insurance charge than the B Class and L Class. The C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following the payment of each premium and an asset-based insurance charge that varies by subaccount and currently ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract prior to June 23, 2008 and from 1.60% to 1.85% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract on or after June 23, 2008.

XC Class	The XC Class adds a bonus amount to account value each time a premium payment is made, but imposes a longer surrender charge period and a higher asset-based insurance charge than any other Class. The XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract prior to June 23, 2008 and from 1.65% to 1.90% of subaccount assets (guaranteed not to exceed 2.00%) if you purchased your Contract on or after June 23, 2008.

Bonus Payment and Recapture (For XC Class)

With regard to your initial premium payment, we will add the applicable bonus amount to your account value on the contract date. With regard to each additional premium payment, we will add the applicable bonus amount to your account value at the end of the valuation period during which that premium payment is received and accepted at our Service Center. The bonus amount is allocated among the subaccounts in the same manner as the corresponding premium payment.

Each premium payment is allocated to the bonus tiers shown below based on the amount of cumulative premium payments. Each bonus tier amount is the amount of the premium payment allocated to that tier multiplied by the current bonus percentage associated with that tier. The bonus amount attributable to the premium payment is the sum of the bonus tier amounts. Because of the way the tiers work, it may not be advantageous to purchase multiple XC Class Contracts.

We may change the current bonus percentages, but they will never be less than the minimum bonus percentages listed in the table. Any changes may apply to newly issued Contracts and to subsequent premium payments for existing Contracts.

		Then Maximum	Then Current	Then Minimum
		Bonus	Bonus	Bonus
Tier	If Cumulative Premium Payments Are:	Percentage Is:	Percentage Is:	Percentage Is:
1	Less than or equal to $25,000	5.0%	4.5%	3.0%
2	Greater than $25,000 but less than or equal to $125,000	5.5%	4.5%	3.0%
3	Greater than $125,000 but less than or equal to $500,000	5.5%	4.5%	3.5%
4	Greater than $500,000 but less than or equal to $1,000,000	6.0%	5.5%	4.0%
5	Greater than $1,000,000	7.0%	5.5%	4.5%

We may apply different bonus percentages to each premium payment by breaking out the payment according to the ranges in the above table and multiplying the portion of the payment allocated to each tier by that tier’s current bonus percentage. However, a premium payment will only be allocated to the first tier if cumulative premium payments are less than or equal to $25,000. If the initial premium payment exceeds $25,000, the first tier will not apply and the second tier will apply to all cumulative premiums less than or equal to $125,000.

For example, an initial premium payment of $20,000 would receive a maximum bonus amount of $1,000 ($20,000 × 0.05 (tier 1)). If the initial premium payment is $100,000, the maximum bonus amount would be $5,500 ($100,000 × 0.055 (tier 2)). However, an initial premium payment of $700,000 would receive a maximum bonus amount of $39,500 ($125,000 × 0.055 (tier 2) + $375,000 × 0.055 (tier 3) + $200,000 × 0.06 (tier 4)). When calculating each bonus amount, “cumulative premium payments” do not include bonus amounts we have previously added to your account value.

From time to time, we may offer a promotional program with promotional rates for XC Class Contracts issued within specified periods of time (each, a “Promotional Period”). Such promotional programs may apply to initial and/or subsequent premium payments received during the Promotional Period. Initial and/or subsequent premium payments received after the Promotional Period will receive the current bonus percentage in effect at that time. No bonus amount (or subsequent recapture thereof, as discussed below) applied pursuant to a promotional program will be based on a percentage that exceeds the maximum bonus percentages shown in the above table. We may terminate any promotional program, or offer another promotional program, at any time in our sole discretion.

If you return the Contract during the “free look” period (see “Right to Review (“Free Look”)”), we will take back all of the bonus amount(s) we added to your Contract (i.e., recapture it). In addition, we may recapture the bonus in other circumstances. If you surrender the Contract within the three year period following our receipt of a premium payment, we will recapture all or a portion of the bonus amount; if you make a partial withdrawal within the three year period following our receipt of a premium payment, we may recapture all or a portion of the bonus amount. The bonus recapture percentages are presented in the following schedule:

Bonus Recapture Percentage for
Completed Years Since Receipt	Surrenders and Partial Withdrawals
0	100%
1	65%
2	30%
3+	0%

If you die (or upon the death of the first owner to die, if the Contract has co-owners or the first annuitant, if any contract owner is not a natural person), we will only recapture the bonus amounts credited within the six months prior to the date of death and any bonus amount credited after the date of death. The amount recaptured will be based on the schedule shown above. If you die and your spouse continues the Contract, any remaining bonus amounts will no longer be subject to recapture. We do not recapture any bonus amounts on annuitization.

We will recapture bonus amounts from your account value at the end of the valuation period during which your transaction request for payment of a death benefit and due proof of death documentation is received and accepted at our Service Center.

For each premium payment, the bonus amount subject to recapture is equal to the applicable bonus recapture percentage multiplied by [(a) minus (b)] where:

(a)	is the bonus amount attributable to that premium; and

(b)	is the sum of: each previously recaptured bonus amount attributable to that premium payment divided by the bonus recapture percentage on the date such amount was recaptured.

If you make a partial withdrawal, we will deduct bonus amounts subject to recapture based on the associated premiums withdrawn from the Contract, which are assumed to be withdrawn on a “First In, First Out” (or “FIFO”) basis. Currently, we do not recapture any bonus amounts on withdrawals that are within the “free withdrawal amount.” The amount recaptured is based on the bonus amount subject to recapture multiplied by the ratio of: (i) the associated premium withdrawn which was subject to a surrender charge to (ii) the total amount of that premium remaining in the Contract immediately prior to the withdrawal which was subject to a surrender charge. We will deduct each recaptured bonus amount on a pro rata basis from among the subaccounts you are invested in, based on the ratio of your subaccount value to your account value before the partial withdrawal.

If we recapture a bonus, we will take back the bonus amount as if it had never been applied. However, you bear any investment loss and will retain any investment gain attributable to the bonus. We will not recredit any charges, including asset-based insurance charges, imposed on a bonus amount we later take back.

For an example of how we calculate and recapture bonus amounts, see Appendix A.

The XC Class imposes higher fees and charges that are used to fully or partially offset bonus amounts paid into the Contract. During the surrender charge period, the amount of the bonus may be more than offset by the applicable bonus recapture percentages, higher surrender charges, and higher asset-based insurance charges. Contract Classes that do not offer a bonus amount and have lower fees and charges may provide larger cash surrender values than the XC Class, depending on the performance of your chosen subaccounts. We encourage you to talk with your Financial Adviser and determine which Class of the Contract is most appropriate for you.

Premiums

Minimum and Maximum Premiums.  The initial premium must be $10,000 or more. The minimum subsequent premium is $50. The minimum premiums do not vary by Class. We may refuse to issue a Contract or accept additional premiums, if the total premiums paid under all variable annuity contracts issued by us and our affiliate, ML Life Insurance Company of New York, or any other life insurance company affiliate, on your life (or the life of any co-owner or the life of any annuitant, if the owner is a non-natural person) exceed $1,000,000. No additional premiums will be accepted on or after the owner (or older co-owner or the annuitant or any older joint annuitant, if the owner is a non-natural person) reaches age 85. Restrictions on subsequent premiums also apply if you elect a GMWB. (See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus).

The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

How to Make Payments.  You must either pay premium payments directly to our Service Center at the address printed on the first page of this Prospectus or have the money debited from your MLPF&S brokerage account.

Automatic Investment Feature.  You may make systematic premium payments on a monthly, quarterly, semi-annual, or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. This feature cannot begin until at least 30 days (35 days in California) after the contract date. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. If you elect the GMWB, the Automatic Investment Feature will terminate upon your first withdrawal. You may change the specified premium amount, the frequency, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this feature at any time.

Premium Investments.  As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value. If your state requires us to return your premium(s) in the event you exercise your right to cancel the Contract, we will place your premium(s) into the BlackRock Money Market V.I. Subaccount for the first 14 days following the contract date. After 14 days, we’ll put the money into the subaccounts you’ve selected or according to the composition of the asset allocation model you’ve selected in effect at that time. If you have not made any withdrawals and we have placed your premiums in the BlackRock Money Market V.I. Subaccount for the first 14 days as described above, we guarantee we will allocate at least your premiums to your selected subaccounts after the 14 day period, regardless of charges or investment performance. We will not provide this guarantee to contract owners, in states where we return account value, who elect to put their premiums into the BlackRock Money Market V.I. Subaccount. We reserve the right to discontinue providing this guarantee for Contracts issued after a specified date. If your state permits us to return the account value in the event you exercise your right to cancel the Contract, we’ll invest your premium immediately in the subaccounts you’ve selected or according to the composition of the asset allocation model you’ve selected in effect at that time. However, for Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We also will not provide the guarantee discussed above to Contracts issued in California for contract owners who are 60 years of age or older, whose premiums are invested in the BlackRock Money Market V.I. Subaccount.

Currently, you may allocate your premium among up to 20 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Income V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Bond V.I. Subaccount and 66 2/3% to the BlackRock Large Cap Core V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. If your existing allocation instructions include any subaccounts that are closed, we will contact you for new instructions and if we do not receive new instructions within two business days, we will return your premium. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value for each Class, called the accumulation unit value. The accumulation unit value for each Class and subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

•	We calculate a Class-specific accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open.

•	Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the accumulation unit value next calculated after our Service Center receives notice of the transaction.

•	For premium payments, bonus amounts under an XC Class Contract, and transfers into a subaccount, accumulation units are purchased.

•	For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any ADB charge, any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due, accumulation units are redeemed.

•	To the extent permitted by law, we may change when the accumulation unit value is calculated by giving you 30 days notice or we may defer calculation of the accumulation unit value if an emergency exists making valuation of assets in the Separate Account not reasonable practicable or if the SEC permits such deferral.

How Do We Determine The Number of Units?

•	We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, bonus amount under an XC Class Contract, or the amount transferred into a Class of a subaccount by the value of one accumulation unit for that Class of the subaccount for the valuation period in which the premium payment or transfer is made or bonus amount is added.

•	Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a Class of the subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any ADB charge, any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due by the value of one accumulation unit for that Class of a subaccount for the valuation period in which the redemption is made.

•	The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made.

•	The number of subaccount accumulation units will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the calculation of the accumulation unit values.

When we establish a subaccount, we set an initial value for an accumulation unit for each Class of that subaccount. Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for that Class and subaccount for the prior valuation period by the net investment factor for that Class and subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a Class of a subaccount from one valuation period to the next. For any Class of any subaccount, we determine the net investment factor by dividing the value of the assets of that subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for that Class and subaccount for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Charges, Deductions, and Credits – Other Charges.”)

Transfers Among Subaccounts

General.  Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts during the contract year, but we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We will deduct the transfer fee pro rata from the amount transferred. If your premium(s) is placed into the BlackRock Money Market V.I. Subaccount for the first 14 days following the contract date (35 days in California, if the premium(s) is required to be allocated to the BlackRock Money Market V.I. Subaccount), you may not make transfers during this period. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” and “Rebalancing Program.”)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of account value. You must transfer at least $100 or the total value of a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total value of that subaccount.

You may request transfers in writing or, once we receive proper telephone authorization, by telephone. Once we receive proper authorization, transfer requests may also be made through your Financial Advisor, or another person you designate. Transfers will be processed as of the end of the valuation period on the date the Service Center receives all the information necessary to process the transfer. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading.  Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of account value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

What Is It?  The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program may not begin until at least 30 days after the contract date. This program allows you to reallocate money at monthly or quarterly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly or quarterly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month or quarter we will transfer amounts from the subaccount that you designate and allocate them in accordance with your allocation instructions to the subaccounts that you select as described in “Minimum Amounts” below.

If you choose the Asset Allocation Program, the Rebalancing Program or if you elect either a GMWB or a GMIB EXTRA, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program.  You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or, once we receive proper telephone authorization, by telephone. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts.  To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount from which the DCA transfers will be made. We determine the amount by multiplying the specified length of your DCA Program in months or quarters by your specified monthly or quarterly transfer amount. Amounts of $100 or more must be allotted for each transfer in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly or quarterly transfer amount, you will need to put more money in to continue the DCA Program.

When Do We Make DCA Transfers?  You select the date for DCA transfers, within certain limitations. We will make the first DCA transfer on the selected date following the later of 30 days (35 days in California if the premium(s) is required to be allocated to the BlackRock Money Market V.I. Subaccount) after the contract date or the date we receive notice of your DCA election at our Service Center. We’ll make subsequent DCA transfers on the same day of each succeeding month or quarter. You may change the frequency of the DCA transfers at any time. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program.

General.  We make available to contract owners an Asset Allocation Program, for which Roszel Advisors, LLC (“Roszel Advisors”), provides investment advice. Roszel Advisors is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we pay Roszel Advisors 0.075% of the value of the assets in the Merrill Lynch Investor Choice Annuity products’ Asset Allocation Programs. If you participate in the Asset Allocation Program, Roszel Advisors will serve as your investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all account value in the Program. There is no charge for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of Roszel Advisors; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models.  Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will have his or her account value allocated according to one of the model portfolios developed by Roszel Advisors. There are currently six asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation)

•	Moderately Conservative (formerly, Income)

•	Moderate (formerly, Income & Growth)

•	Moderately Aggressive (formerly, Growth)

•	Aggressive (formerly, Aggressive Growth)

•	All Equity Plus

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her investment goals and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative. Each model identifies specific subaccounts and the percentage of premium or account value allocated to each of those subaccounts. The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models except the All Equity Plus model may include subaccounts which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. It is intended that the All Equity Plus model will not use any fixed income funds and thus may be more aggressive than the other models available. You should only select the All Equity Plus model if it is appropriate for your investment goals and risk tolerance.

Certain Asset Allocation Models may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees (See “Guaranteed Minimum Income Benefit EXTRA” or “Guarantee Minimum Withdrawal Benefit”).

Changes to the Composition of Asset Allocation Models.  On a quarterly basis, Roszel Advisors reviews the asset allocation models and may adjust the composition of each model. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, Roszel Advisors will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). Roszel Advisors provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, Roszel Advisors considers that Program participant to have rejected all future changes in the model and the Asset Allocation Program will be terminated. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will not receive a periodic review of or changes to his or her portfolio, as would be provided by Roszel Advisors for the asset allocation models. In addition, those Program participants will no longer receive written materials from Roszel Advisors about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of that calendar quarter.

Initial Allocation to the Selected Asset Allocation Model.  If you elect the Asset Allocation Program at the time you purchase a Contract, we will allocate your initial premium to the selected model on the contract date, unless your premium is required to be initially allocated to the BlackRock Money Market V.I. Subaccount. If your premium is required to be initially allocated to the BlackRock Money Market V.I. Subaccount, we will allocate your account value at the end of the 14-day period (35-day period in California if the premium(s) is required to be allocated to the BlackRock Money Market V.I. Subaccount) in accordance with the asset allocation model that is in effect at that time. If you elect the Asset Allocation Program at any time after the contract date (and after any period that a premium is required to be allocated to the BlackRock Money Market

V.I. Subaccount, if applicable), we will reallocate your account value in accordance with the selected model in effect as of the end of the valuation period when we receive the information necessary to process the request.

Quarterly Rebalancing.  On the last business day of each calendar quarter, we automatically rebalance the account value to maintain the subaccounts and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:

•	increases and decreases in account value in each subaccount due to subaccount performance,
•	increases and decreases in account value in each subaccount due to subaccount transfers, withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments (particularly if allocated to specific subaccounts designated by the contract owner), and
•	any adjustments Roszel Advisors has made to the selected model.

The first quarterly rebalancing will occur at the end of the first calendar quarter following the later of the election date or the end of the period during which your premium is required to be initially allocated to the BlackRock Money Market V.I. Subaccount, if applicable.

We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums.  The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly.

Other Information.  At any time, a Program participant can request to change his or her selected model or the allocation of his or her account value among the subaccounts, or can elect to terminate the Asset Allocation Program. Roszel Advisors will contact Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify Roszel Advisors of any changes to their financial situation or investment objectives or if they wish to change their selected model or create a self-directed portfolio.

Funds selected by Roszel Advisors to be part of an asset allocation model may be advised or subadvised by Roszel Advisors or one of its affiliates. To the extent that Roszel Advisors includes such proprietary Funds in its models, Roszel Advisors and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) Although Roszel Advisors and its affiliates may benefit financially from the inclusion of proprietary Funds in the asset allocation models, Roszel Advisers does not take such benefits into account in selecting the Funds for the models. You should be aware of this potential financial benefit, however, if you elect to participate in the Asset Allocation Program.

For more information on Roszel Advisor’s role as investment adviser for Program participants, please see Roszel Advisor’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to contract owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-535-5549 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

This Asset Allocation Program may be terminated or altered at any time by us.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your account value quarterly, semi-annually, or annually based on the rebalancing date you select and according to the subaccounts and percentages you select based on your investment goals and risk tolerance.

If you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. You select the rebalancing frequency and the date for the initial rebalancing within certain limitations. The date you select cannot be earlier than 30 days from the contract date. On the date you select and on each rebalancing date thereafter based on the rebalancing frequency you select, we automatically reallocate your account value to maintain the particular percentage allocation among the subaccounts that you have selected. If based on your selected date, rebalancing would occur on a date that is not a business day, the rebalancing will occur on the business day following your selected date. You may change the frequency of the Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in account value in each subaccount due to subaccount performance, and
•	increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or, once we receive proper telephone authorization, by telephone. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums paid under the automatic investment feature and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

The Rebalancing Program in accordance with certain allocation parameters may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Income Benefit EXTRA” or “Guarantee Minimum Withdrawal Benefit”).

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot also elect the Rebalancing Program.

Partial Withdrawals

When and How Partial Withdrawals are Made.  Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals. (See “Partial Withdrawals – Systematic Withdrawal Program.”) Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request.

The “free withdrawal amount” equals the greater of (a) or (b), where:	(a) = sum of: 10% of the amount of each premium subject to a surrender charge (not to exceed the amount of each premium that has not been previously withdrawn as of the beginning of the contract year); less any prior withdrawals during that contract year; and
(b) = the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge.

The gain in the Contract is determined as the excess, if any, of (b) over (a) where:	(a) = all premiums paid into the Contract less prior withdrawals of premiums, and (b) = the contract value just prior to the withdrawal.

Any amount previously withdrawn from the Contract during that contract year will be taken into account in determining the “free withdrawal amount” available as of the date of the withdrawal request. For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. We do not currently recapture bonus amounts for withdrawals within the “free withdrawal amount.” Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis.

Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See “Federal Tax Matters.”)

Example.  Assume that you pay an initial premium of $100,000 and a Class B Contract is issued on June 1, 2008. Assume that your account value equals $105,000 on November 1, 2008 due to positive investment performance. On that date, you withdraw $20,000. The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of each premium subject to a surrender charge (not to exceed the premiums that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year (10% of $100,000 = $10,000); and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a surrender charge.

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. You may make a withdrawal request in writing to our Service Center or, once we’ve received a proper telephone authorization, by telephone, but only if the amount withdrawn is to be paid into a MLPF&S brokerage account or sent to the address of record. We will process your partial withdrawal as of the end of the valuation period during which we receive the necessary information. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (EST), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts.  The minimum amount that may be withdrawn is $100. Unless you have elected a GMWB or GMIB rider, we will not process a withdrawal which would reduce the surrender value below $5,000. We reserve the right to change these minimums.

What is the Systematic Withdrawal Program?  The Contract offers an optional Systematic Withdrawal Program. This program may not begin until at least 30 days after the contract date (35 days in California). You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the contract in the same contract year, exceed the “Available Systematic Withdrawal Program Amount” described under “Program Amounts” below.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make changes to this program at any time.

Participating in the Systematic Withdrawal Program.  You may choose the Systematic Withdrawal Program any time prior to the annuity date. You may elect the Systematic Withdrawal Program in writing or, once we receive proper telephone authorization, by telephone. You may change the payment date, frequency, payment amount, payment destination or cancel the Systematic Withdrawal Program at any time by notifying us in a form satisfactory to us. The payment destination for all the Systematic Withdrawal Program payments elected by telephone must be either your address of record or your MLPF&S brokerage account. You may also elect in writing to have the Systematic Withdrawal Program payments sent to your bank or other financial institution. You may elect a payment date, which can be any date from the 1st through the 28th day of the month. Your participation in the program will automatically end when your Contract reaches the annuity date.

Program Amounts.  Each withdrawal must be for at least $100 and the remaining surrender value must be at least $5,000. We currently limit the total amount of these withdrawals in any contract year to:

•	10% of each premium paid into the Contract (but not more than the remaining premium in the Contract) that is subject to surrender charge, plus

•	100% of the remaining premiums in the Contract that are no longer subject to a surrender charge, less

•	any prior withdrawals from the Contract in that contract year

Alternatively, you may select automatic withdrawals that correspond to values under certain riders (e.g., the Guaranteed Lifetime Amount, a percentage of the GMIB EXTRA Roll-Up Base, or a percentage of the

GMDB Roll-Up Base). Such automatic withdrawals may vary from year to year based on changes in the corresponding rider values, For more information, see “Death Benefit — GMDB Base – Greater of Maximum Anniversary Value and Roll-Up (GMIB Version),” “Guaranteed Minimum Income Benefit EXTRA,” and “Guaranteed Minimum Withdrawal Benefit.”

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal of the surrender value, subject to the following conditions.

Surrenders	•	Any request to surrender the Contract must be in writing.
	•	The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center.
	•	We will pay you an amount equal to the surrender value as of the end of the valuation period when we process the surrender, which is equal to the account value minus any surrender charge (which varies according to the Class of the Contract), minus any recaptured bonus amount (for XC Class Contracts), minus any applicable contract fee, minus any uncollected ADB charge, minus any uncollected GMDB charge, minus any uncollected GMIB charge or minus any uncollected GMWB charge, and minus any applicable charge for premium taxes. (See “Charges, Deductions, and Credits.”)
	•	We won’t impose a surrender charge on the “free withdrawal amount” determined as of the date of the surrender request. (See “Partial Withdrawals” for a discussion of the calculation of the “free withdrawal amount.”)
	•	Surrenders are subject to tax and, if made prior to age 59 1/2, may also be subject to a 10% federal penalty tax.

Surrender Charges by Class	•	B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment.
	•	L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment.
	•	C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following payment of each premium.
	•	XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment.

For more information on surrender charges, see “Charges, Deductions, and Credits – Surrender Charge.”

Death of Annuitant Prior to Annuity Date

If the owner is a natural person and the annuitant dies before the annuity date, and the annuitant is not the contract owner, the contract owner may designate a new annuitant. If a new annuitant is not designated, the contract owner (or the oldest co-owner) will become the annuitant. If the contract owner is not a natural person, upon the death of the annuitant (or the first annuitant to die if there are joint annuitants), no new annuitant may be named and the death benefit will be paid to the beneficiary. If the sole primary beneficiary is the deceased annuitant’s surviving spouse, he or she may instead elect to continue the Contract. (See “Spousal Beneficiary Continuation Option.”)

Death Benefit

Standard Death Benefit.  The Contract provides a death benefit to the beneficiary if you die (or upon the death of the first owner to die, if there are co-owners, or the annuitant (or the first annuitant to die if there are joint annuitants), if the owner is a non-natural person) before the annuity date. Unless you purchase an optional guaranteed minimum death benefit (“GMDB”), the standard death benefit equals the account value, less uncollected charges (and for XC Class Contracts, any bonus amounts subject to recapture), on the death of the owner. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

GMDB Options.  For an additional charge, you may elect one of the GMDB options available under the Contract subject to the following age restrictions.

Your Age (or the Age of the Older Owner,
if the Contract has Co-Owners, or the Annuitant,
if the Owner is a Non-Natural Person)
on the Contract Date	Optional Death Benefit
Age 75 or under	• Maximum Anniversary Value GMDB • Greater of Maximum Anniversary Value and Roll-Up GMDB (standard)
Age 80 or under	• Return of Premium GMDB (standard) • Return of Premium GMDB (GMWB version);
Age 45 or over and age 70 or under	• Return of Premium GMDB (GMIB version) (if you purchased your Contract prior to June 23, 2008)
Age 45 or over and age 75 or under	• Return of Premium GMDB (GMIB version) (if you purchased your Contract on or after June 23, 2008) • Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version)

If you purchase a GMDB, under the B Class, L Class, or C Class Contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base (described below). However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner or the GMDB Base. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recaptures.) If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable. This limitation does not apply when there is a change of owner and the life upon which payment of the death benefit is based does not change.

The GMDB options are:

•	Return of Premium GMDB (standard)
•	Return of Premium GMDB (GMIB version), available only if you elect GMIB EXTRA*
•	Return of Premium GMDB (GMWB version), available only if you elect a GMWB*

•	Maximum Anniversary Value GMDB

•	Greater of Maximum Anniversary Value and Roll-Up GMDB (standard)

•	Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version), available only if you elect GMIB EXTRA**

Once you elect a GMDB option, you cannot change or cancel it. Although we currently permit a GMDB option to be elected at issue only, we reserve the right to permit contract owners to elect a GMDB after issue in the future. The GMDB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the GMDB rider), or if the Contract otherwise terminates. It may also terminate or the benefit may be reduced if there is a change of owner. In addition, if you elected a GMWB, the GMDB will terminate if an annuity date is set because your GMWB reaches settlement (see “Guaranteed Minimum Withdrawal Benefit”).

*   Only available to contract owners who purchased the Contract on or after January 12, 2007.
**  Only available to contract owners who purchased the Contract on or after June 23, 2008.

GMDB Base – Return of Premium (Standard Version).  If you purchase the Return of Premium GMDB, the GMDB Base equals:

• the premiums paid into the Contract less • “adjusted” withdrawals from the Contract.
For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

  (a) = GMDB Base and

  (b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Base — Return of Premium (GMIB Version).  If you purchase the Return of Premium GMDB (GMIB version), the GMDB Base equals:

     •  the premiums paid into the Contract less
     •  “adjusted” withdrawals from the Contract.

Please note that the Return of Premium GMDB (GMIB version) differs from the standard Return of Premium GMDB in the following ways:

     •  The GMDB Base is reduced dollar-for-dollar for withdrawals up to the dollar-for-dollar limit. Only if a requested withdrawal during the contract year causes total withdrawals during the contract year to exceed the dollar-for-dollar limit will the GMDB Base then equal the current GMDB Base reduced pro rata.

     •  If a permissible owner/annuitant change is made (other than as a result of spousal continuation, or if ownership is transferred from an individual to a trust/entity with the same tax identification and vice versa), then the Return of Premium GMDB Base (GMIB version) will be reset to equal the current contract value, if lower.

For this formula, the GMDB Base is reduced dollar-for-dollar for withdrawals up to 5% (6% if you purchased your Contract on or after June 23, 2008) of the GMIB EXTRA Roll-Up Base at the beginning of a contract year (known as the “dollar-for-dollar limit”). That is, the “adjusted” withdrawal is equal to the withdrawal amount. If a requested withdrawal during the contract year causes total withdrawals during the contract year to exceed the dollar-for-dollar limit, then the GMDB Base equals the current GMDB Base reduced by the “adjusted withdrawal” amount, which equals the requested withdrawal amount multiplied by (a) divided by (b) where:

            (a) = GMDB Base

            (b) = the account value.

Both (a) and (b) are calculated immediately prior to such withdrawal.

•  The Return of Premium GMDB (GMIB version) will terminate if the GMIB EXTRA rider terminates (for a reason other than surpassing the GMIB EXTRA last exercise date), the GMIB EXTRA rider is exercised, or the Contract reaches maturity. Please note: If the GMIB EXTRA rider terminates because the last exercise date has passed, in order to continue the Return of Premium GMDB (GMIB Version) rider, you must continue to comply with the Allocation Guidelines and Restrictions. (See “Allocation Guidelines and Restrictions” under “Guaranteed Minimum Income Benefit EXTRA.”)

• The Return of Premium GMDB (GMIB version) is only available if you elected the GMIB EXTRA. (See “Guaranteed Minimum Income Benefit EXTRA” for age restrictions).

GMDB Base — Return of Premium (GMWB Version).  If you purchase the Return of Premium GMDB (GMWB version), the GMDB Base is reduced dollar-for-dollar for withdrawals in any contract year up to the current Guaranteed Lifetime Amount. As stated in the section “Guaranteed Minimum Withdrawal Benefit”, the Guaranteed Lifetime Amount is determined by multiplying the GMWB Base by the Lifetime Income Percentage based on the (younger) annuitant’s age at the time of the first withdrawal on or after the date the GMWB rider becomes effective (and may later be re-determined as a result of step-ups). If a withdrawal causes total withdrawals for that contract year to exceed the Guaranteed Lifetime Amount, the GMDB Base equals the lesser of the account value after the excess withdrawal or the GMDB Base reduced by the withdrawal amount. The GMDB Base is not permitted to exceed the GMWB Base; therefore, if the resulting GMDB Base is higher than your GMWB Base, we will reset your GMDB Base to equal your GMWB Base. (See “GMWB Base” later in this Prospectus for a discussion on how the GMWB Base is calculated).

If a permissible owner/annuitant change is made (other than as a result of spousal continuation or ownership is transferred from an individual to a trust/entity with the same tax identification and vice versa), then the GMDB Base will be reset to equal the current contract value, if lower.

Please note that the Return of Premium GMDB (GMWB version) differs from the standard return of Premium GMDB in the following ways:

•	The Return of Premium GMDB (GMWB version) is only available if you purchased your Contract on or after January 12, 2007.

•	The GMDB Base is reduced dollar-for-dollar for withdrawals in any contract year up to the current Guaranteed Lifetime Amount, whereas all withdrawals under the standard Return of Premium GMDB reduce the GMDB Base proportionately.

•	If a withdrawal causes total withdrawals for that contract year to exceed the Guaranteed Lifetime Amount, the GMDB Base equals the lesser of the account value after the excess withdrawal or the GMDB Base reduced by the withdrawal amount.

•	The GMDB Base is not permitted to exceed the GMWB Base; therefore, if the resulting GMDB Base is higher than your GMWB Base, we will reset your GMDB Base to equal your GMWB Base.

GMDB Base – Maximum Anniversary Value.  If you purchase the Maximum Anniversary Value GMDB, the GMDB Base equals the greatest of the anniversary values.

An anniversary value is equal to the contract value, on the contract date or on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary. “Adjusted withdrawals” are calculated according to the formula used for the Return of Premium GMDB Base, as described above.

We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 80th birthday or the anniversary on or prior to your date of death. If the Contract has or had co-owners, we will use the oldest owner’s 80th birthday or the anniversary on or prior to any owner’s date of death. If an owner is a non-natural person, we will use the oldest annuitant’s 80th birthday or the anniversary value on or prior to any annuitant’s date of death.

If there is a change of owner and the GMDB continues, subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine anniversary values. At the time of the ownership change, if as of the contract date a new owner was older than the owner whose age is then being used to determine anniversary values and the period of time for calculating anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new owner, but will not be reset to a date earlier than the date of the ownership change.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.

GMDB Base – Greater of Maximum Anniversary Value and Roll-Up (Standard Version).  If you purchase the Greater of Maximum Anniversary Value and Roll-Up GMDB, the GMDB Base is the greater of:

•	the GMDB Maximum Anniversary Value Base; or

•	the GMDB Roll-Up Base.

The GMDB Maximum Anniversary Value Base is calculated as discussed above and all of the applicable limitations apply.

GMDB Base – Roll-Up.  The GMDB Roll-Up Base equals the sum of GMDB Roll-Up Base A and GMDB Roll-Up Base B. Dividing the GMDB Roll-Up Base into these components allows us to apply different rates of interest to the GMDB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts”). The Restricted Subaccounts currently include the BlackRock Money Market V.I. Subaccount and the Eaton Vance VT Floating-Rate Income Subaccount.

GMDB Roll-Up Base A:  GMDB Roll-Up Base A is equal to:

•	the initial premium allocated to subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5% (3% for Contracts issued in Washington), plus

•	subsequent premiums allocated to and account value transferred into subaccounts other than the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 5% (3% for Contracts issued in Washington), less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 5% (3% for Contracts issued in Washington).

The GMDB Roll-Up Base A will not be less than zero.

“Adjusted” withdrawals:  If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% (3% for Contracts issued in Washington) times the GMDB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMDB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% (3% for Contracts issued in Washington) times the GMDB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMDB Roll-Up Base A and

(b) = the account value in all subaccounts other than the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Roll-Up Base B:  GMDB Roll-Up Base B is equal to:

•	the initial premium allocated to the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 3%, plus

•	subsequent premiums allocated to and account value transferred into the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 3%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 3%.

The GMDB Roll-Up Base B will not be less than zero.

“Adjusted” withdrawals:  If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMDB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMDB Roll-Up Base B on a dollar-for-dollar basis.

If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMDB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMDB Roll-Up Base B and

(b) = the account value in the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

The period during which interest will accrue for purposes of calculating the GMDB Roll-Up Base A or the GMDB Roll-Up Base B is limited. Interest accrues until the earliest of:

1.	The 20th contract anniversary;

2.	The contract anniversary on or following the oldest owner’s (or the annuitant’s, if the owner is a non-natural person) 80th birthday;

3.	The date of death of the owner (or the first owner to die if the Contract has co-owners or the first annuitant, if the owner is a non-natural person).

If there is a change of owner and the GMDB continues, subsequent changes in owner will not increase the period of time used to determine interest. At the time of the ownership change, if as of the contract date a new owner was older than the owner whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new owner, but will not be reset to a date earlier than the date of the ownership change.

For an example of the calculation of the Greater of Maximum Anniversary Value and Roll-Up GMDB (Standard), see Appendix C.

GMDB Base — Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB Version).** The Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version) is only available if you elect the GMIB EXTRA. In addition, under this rider, owner(s) must be annuitant(s), only spouses may be co-owners, and if there are co-owners, they also must be joint annuitants. You must be no less than 45 years old, but no more than 75 years old to elect this rider.

If you purchase the Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version), the GMDB Base equals:

•	The GMDB Maximum Anniversary Value Base; or

•	The GMDB Roll-Up Base.

The GMDB Maximum Anniversary Value Base is calculated as discussed above with the following exception:

•	We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 85th birthday or the anniversary on or prior to your date of death. If the Contract has or had co-owners, we will use the oldest owner’s 85th birthday or the anniversary on or prior to any owner’s date of death. If an owner is a non-natural person, we will use the oldest annuitant’s 85th birthday or the anniversary value on or prior to any annuitant’s date of death.

**  Only available to contract owners who purchased the Contract on or after June 23, 2008.

The GMDB Roll-Up Base is equal to:

•	the initial premium (all premiums prior to the first quarterversary are treated as initial premiums) allocated to subaccounts, with interest compounded daily from the contract date at an annual rate of 6%; plus

•	subsequent premiums received after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment at an annual rate of 6%; less

•	all “adjusted” withdrawals (as defined in the box below) with interest compounded daily from the contract anniversary on or following each withdrawal at an annual rate of 6%.

“Adjusted” withdrawals:  If the total of all withdrawals during the contract year, including the amount of the requested withdrawal, is less than or equal to 6% (3% for Contracts issued in Washington) times the GMDB Roll-Up Base as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMDB Roll-Up Base on a dollar-for-dollar basis.

If the total of all withdrawals including the requested withdrawal, is greater than 6% (3% for Contracts issued in Washington) times the GMDB Roll-Up Base as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMDB Roll-Up Base and

(b) = the account value in all subaccounts

Both (a) and (b) are calculated immediately prior to the withdrawal.

•	The period during which interest will accrue for purposes of calculating the GMDB Roll-Up Base is limited. Interest accrues until the earlier of (1) the contract anniversary on or following the oldest owner’s (or the annuitant’s, if the owner is a non-natural person) 85th birthday; and (2) the date of death of the owner (or the first owner to die if the Contract has co-owners or the first annuitant, if the owner is a non-natural person).

•	If there is a change of owner and the GMDB continues, subsequent changes in owner will not increase the period of time used to determine interest. At the time of the ownership change, if as of the contract date a new owner was older than the owner whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new owner, but will not be reset to a date earlier than the date of the ownership change.

Optional Reset:  Under the Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version) rider, on each contract anniversary up to and including the contract anniversary on or following the oldest annuitant’s 75th birthday, you can request that the GMDB Roll-Up Base be reset on such anniversary to equal the GMDB MAV Base, if higher. Your request must be by written notification to our Service Center and must be received no later than 30 days following such anniversary. Please note that by writing to our Service Center you may elect to receive automatic annual resets on each contract anniversary if the GMDB MAV Base on that anniversary exceeds the GMDB Roll-Up Base. Automatic annual resets continue until the earlier of (a) the 7th contract anniversary or (b) the contract anniversary on or following the oldest annuitant’s 75th birthday. You have the right to opt out of receiving the automatic annual resets at anytime by submitting written notice to our Service Center. The GMDB Roll-Up Base and the GMIB EXTRA Roll-Up Base must reset at the same time. See “Optional Reset” under “Guaranteed Minimum Income Benefit EXTRA.”

Systematic Withdrawal Program:  Under the Systematic Withdrawal Program, you may elect systematic withdrawals equal to 6% of the GMDB Roll-Up Base annually divided by the requested frequency of the systematic withdrawals. In the following contract year, if the GMDB Roll-Up Base increases or decreases, then we will automatically increase or decrease the systematic withdrawals to be equal to 6% of the GMDB Roll-Up Base as of the beginning of that contract year divided by the requested frequency of the systematic withdrawals. If you take withdrawals outside the program during the contract year, we will decrease any subsequent systematic withdrawals to equal the remaining systematic withdrawal amount divided by the number of systematic withdrawals remaining in the contract year. If you take withdrawals outside the program that cause the systematic withdrawals to be less than $100, then we will terminate the Systematic Withdrawal Program. We also reserve the right to terminate the Systematic Withdrawal Program if you take any withdrawals outside the program. For more information on the Systematic Withdrawal Program, see “Partial Withdrawals — Systematic Withdrawal Program.”

The Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version) rider will terminate if the GMIB EXTRA rider terminates (for a reason other than surpassing the GMIB EXTRA last exercise date), the GMIB EXTRA rider is exercised, or the Contract reaches maturity. Please note: If the GMIB EXTRA rider terminates because the last exercise date has passed, in order to continue the Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version) rider, you must continue to comply with the Allocation Guidelines and Restrictions. (See “Allocation Guidelines and Restrictions” under “Guaranteed Minimum Income Benefit EXTRA.”)

Change of Owner.  For Contracts with the Maximum Anniversary Value GMDB, the Greater of Maximum Anniversary Value and Roll-Up GMDB (standard), or the Return of Premium GMDB (standard), any change to the contract owner(s) will terminate the GMDB unless:

•	The new owner is a spouse or a child of the owner being changed and was age 75 or under on the contract date;

•	An owner’s spouse or child is removed as an owner;

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or
•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not over age 75.

For Contracts with the Return of Premium GMDB (GMWB version), any change to the contract owner(s) will terminate the GMDB unless:

•	The new owner is a spouse of the owner being changed and was age 80 or under on the contract date;

•	An owner’s spouse is removed as an owner;

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or

•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not over age 80.

For Contracts with the Return of Premium GMDB (GMIB version), any change to the contract owner(s) will terminate the GMDB unless:

•	The new owner is a spouse of the owner being changed and was not younger than age 45 and not older than age 75 (age 70 if you purchased your Contract prior to June 23, 2008) on the contract date;

•	An owner’s spouse is removed as an owner;

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or

•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not younger than age 45 and not older than age 75 (age 70 if you purchased your Contract prior to June 23, 2008).

For Contracts with the Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version), any change to the contract owner(s) will terminate the GMDB unless:

•	The new owner is a spouse of the owner being changed and was not younger than age 45 and not older than age 75 on the contract date;

•	An owner’s spouse is removed as an owner;

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or

•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not younger than age 45 and not older than age 75.

GMDB Limitation.  If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner where there was a change in the life upon which payment of the death benefit is based (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable.

GMDB Charge.  We deduct a charge for the selected GMDB option that compensates us for the costs and risks we assume in providing the GMDB benefit. (See “Charges, Deductions, and Credits – GMDB Charge.”)

Additional Death Benefit

You may elect the Additional Death Benefit (“ADB”) for an additional charge. The ADB may provide coverage in addition to that provided by your death benefit. The ADB is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The ADB, like the death benefit payable under the Contract, is subject to federal income taxes. You cannot elect the ADB if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the contract date. Once you elect the ADB, you cannot cancel it. The ADB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the ADB rider), or if the Contract otherwise terminates. It may also terminate or the benefit may be reduced if there is a change of owner.

The ADB effective date is the contract date unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option and the rider remains in effect. In that case, the ADB effective date is the spousal continuation date. See “Spousal Beneficiary Continuation Option.”

The amount of the ADB depends upon the amount of gain in your Contract since the ADB effective date. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your Contract, they will reduce the value of the ADB. It is possible that the ADB may not have any value.

The ADB is not available in Washington.

The ADB is equal to the lesser of:

•	the ADB Gain multiplied by the ADB Gain Factor; and
•	the ADB Cap multiplied by the ADB Cap Factor.

The ADB will be determined as of the date we receive due proof of death of the owner (the first owner to die if the Contract has co-owners or the annuitant if the owner is a non-natural person) at our Service Center. Any ADB will increase the death benefit otherwise payable under the Contract. If the Contract has more than one beneficiary, the ADB will be determined separately for each beneficiary as of the date we receive due proof of death from each such beneficiary. For purposes of this calculation, the following definitions apply:

ADB Gain:  Account value less uncollected charges and bonus amounts subject to recapture upon death less ADB premiums, but not less than zero.

ADB Gain Factor:  If the oldest owner (or the annuitant, if the owner is a non-natural person) was under age 70 on the ADB effective date, the ADB Gain Factor is 45%. If oldest owner (or annuitant, if the owner is a non-natural person) was age 70 or older on the ADB effective date, the ADB Gain Factor is 30%.

“ADB premiums” are equal to (a) – (b) where:

(a) = the premiums paid into the Contract;

(b) = prior withdrawals in excess of the ADB Gain after the contract date.

For purposes of this calculation, the ADB Gain is assumed to be withdrawn first.

ADB Cap:  ADB premiums less any premiums paid within six months prior to an owner’s (or the annuitant’s, if the owner is a non-natural person) date of death and less any premiums paid after the date of death and prior to the date we receive due proof of death.

ADB Cap Factor:  If the oldest owner (or the annuitant, if the owner is a non-natural person) was under age 70 on the ADB effective date, the ADB Cap Factor is 45%. If the oldest owner (or the annuitant, if the owner is a non-natural person) was age 70 or older on the ADB effective date, the ADB Cap Factor is 30%.

ADB Limitation.  If an owner (or the annuitant, if the owner is a non-natural person) dies within 90 days of the ADB effective date, or within six months of the date of a change of owner where the life upon which payment of the ADB is based has changed (unless under the spousal beneficiary continuation option), we will not pay the ADB.

Change of Owner.  If there is change of owner, the ADB will terminate unless:

•	The new owner is a spouse or a child of the owner being changed and was age 75 or under on the ADB effective date;
•	An owner’s spouse or child is removed as an owner;
•	As a result of the creation or termination of a trust, the life upon which payment of the ADB is based has not changed; or
•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not over age 75.

If there is a new owner (other than an eligible spousal beneficiary who continues the Contract) and the ADB rider remains in effect, the ADB Gain Factor and the ADB Cap Factor will be determined using the new owner’s age if as of the ADB effective date the new owner was older than the owner whose age was being used to determine these factors immediately prior to the change of owner. See “Spousal Beneficiary Continuation Option” for a description of the changes in the ADB if an eligible spousal beneficiary continues the Contract.

ADB Charge.  We deduct a charge for the ADB that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – ADB Charge.”)

For an example of the calculation of ADB, see Appendix D.

Payment of Death Benefit

Unless you have provided otherwise, the death benefit will be paid to, or in equal shares to:

a.	The primary beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no primary beneficiary survives you,

b.	The contingent beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no contingent beneficiary survives you,

c.	Your estate.

If a beneficiary survives you, but dies before the death benefit is paid, the heirs or estate of such beneficiary are entitled to the death benefit that would otherwise have been paid to such beneficiary.

The beneficiary must receive his or her respective death benefit under one of the following payment options, unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option. See “Spousal Beneficiary Continuation Option.”

Death Benefit Payment Options	•	Option 1: payment of the death benefit in a lump sum within five years of the date of such owner’s death; or
	•	Option 2: payment of the entire death benefit within five years of the date of such owner’s death; or
	•	Option 3: payment of the death benefit under an annuity option over the lifetime of such beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such beneficiary, with payments starting within one year of the date of death of such owner. This option is not available if the beneficiary is a non-natural person.

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received, provided our records reflect the name, current address, and social security or tax identification number of the beneficiary. We will then pay the death benefit in a lump sum, unless there is a spousal beneficiary, in which case we will automatically continue the Contract under the spousal beneficiary continuation plan.

In addition, for multiple beneficiaries, generally we will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. However, if we have on file the name, current address, and social security or tax identification number of a beneficiary who has not provided due proof of death, we will pay that beneficiary his or her share of the death benefit in a lump sum within 60 days following our receipt of a certified death certificate from any source (or until such time as the beneficiary submits due proof of death, if sooner).

Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable.

If the age of an owner (or an annuitant, if the owner is a non-natural person) is misstated, any death benefit will be adjusted to reflect the correct age.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Tax Matters – Taxation of Death Benefit Proceeds.”)

The payment of the death benefit is subject to our financial strength and claims paying ability.

Spousal Beneficiary Continuation Option

If you die before the annuity date and your beneficiary is an eligible spousal beneficiary, your spouse may elect to continue the Contract. To be an eligible spousal beneficiary, the spouse must not have been older than age 80 on the contract date. If your spouse has not chosen a death benefit payment option by the end of the 60 day period following our receipt of the certified death certificate, we will continue the Contract under the spousal beneficiary continuation option. The “spousal continuation date” is the date on which the eligible spousal beneficiary provides all of the information required to continue the Contract or the date the spousal beneficiary continuation option is automatically applied.

Your spouse becomes the contract owner and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the account value less uncollected charges as of the spousal continuation date, we will increase the account value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. On the spousal continuation date, any increase will be allocated to subaccounts based on the ratio of account value in each subaccount to the account value prior to the increase.

The GMDB or the ADB option will continue unless on the spousal continuation date your spouse is:

Over age 75	• Maximum Anniversary Value GMDB

•	Greater of Maximum Anniversary Value and Roll-Up GMDB (standard)

•	ADB

Over age 80	• Return of Premium GMDB (standard)

•	Return of Premium GMDB (GMWB version);

Under age 45 or over age 70	• Return of Premium GMDB (GMIB version) (if you purchased your Contract prior to June 23, 2008)

Under age 45 or over age 75	• Return of Premium GMDB (GMIB version) (if you purchased your Contract on or after June 23, 2008)

•	Greater of Maximum Anniversary Value and Roll-Up GMDB (GMIB version)

If the ADB continues, we will make the following adjustments to the ADB:

•	The ADB effective date will be reset to spousal continuation date.
•	The ADB Gain Factor and the ADB Cap Factor will be based on the age of the spouse (and the oldest of all owners since the ADB effective date.)

•	The ADB premiums will be equal to the account value (less uncollected charges) on the spousal continuation date increased by premiums paid after that date and decreased by withdrawals in excess of the ADB Gain after that date.

The GMIB rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was over age 75 on the contract date. (See “Guaranteed Minimum Income Benefit,” later in this Prospectus.)

The GMIB EXTRA rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was under age 45 or over age 75 (age 70 if you purchased your Contract prior to June 23, 2008) on the contract date. (See “Guaranteed Minimum Income Benefit EXTRA,” later in this Prospectus.)

The GMWB rider may continue if an eligible spousal beneficiary is at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) on the spousal continuation date (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008). (See “Guaranteed Minimum Withdrawal Benefit – Spousal Continuation,” later in this Prospectus.)

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules or regulations.

We may suspend or defer payments in the event that:

a.	the New York Stock Exchange is closed;

b.	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

c.	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

d.	the Securities and Exchange Commission by order so permits for the protection of security holders; or

e.	the payment is derived from a check used to make a premium payment which has not cleared through the banking system.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Changes to the Contract	•	Requests to change an owner, beneficiary, annuitant, or the annuity date of a Contract (if permitted and acceptable to us) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status.
	•	We are not responsible for the validity of such a request.
	•	Only our President, Vice President, Secretary, or Assistant Secretary may change this Contract. No one else has authority to modify or waive any provision of the Contract.
	•	Any change must be in writing, signed, and received at our Service Center.
	•	At any time, we may make such changes to the Contract, without your consent as required to make it conform with any law, regulation, or ruling issued by a government agency.
	•	We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 95th birthday. If you do not select an annuity date, the annuity date is the maturity date. You may change the annuity date at any time before the maturity date. For all Contracts, the annuity date must be at least twelve months after the contract date.

Contract owners may select from a variety of fixed annuity payment options that we make available from those outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. An option not set forth in this Prospectus may be chosen if it is acceptable to us. Although we currently do not permit partial annuitization, we reserve the right to permit it in the future.

We calculate your annuity payments as of the annuity date, not the date when the completed annuitization request form is received at the Service Center in good order. Until the annuity date, your account value will fluctuate in accordance with the performance of the investment options you have selected. After the annuity date, your Contract does not participate in the performance of the Separate Account. On the annuity date, the annuity value will be transferred to our general account and will be applied to the annuity option at the current payout rates, which we will furnish at your request. We determine the dollar amount of annuity payments by applying your annuity value (which equals your account value, less any uncollected GMDB charge, ADB charge, GMIB charge or GMWB charge and any applicable Contract fee, and any applicable premium taxes) on the annuity date to our then current annuity payout rates. Payout rates show the amount of periodic payment that a $1,000 value buys. These rates are based on the annuitant’s age and sex (where permitted) and payment options and payment frequency at the time payments begin.

The payout rates cannot be less than the guaranteed payout rates which are based on the annuitant’s “adjusted age”, the guaranteed mortality table (if applicable), and the guaranteed interest rate.

The guaranteed interest rates will never be less than 1% per year. The interest rate is indexed and is determined as follows: for each calendar quarter the interest rate is equal to the average of 5-year constant maturity treasury rates as reported by the Federal Reserve over a consecutive 12 month period ending the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1%, less 1.25%.

You may choose to receive payments at any payment interval which we make available, but not less frequently than once per year. In most states, if the annuity value on the annuity date is less than $2,000, we will pay the annuity value in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. If after the change in frequency, the annual payment is less than $20, we will pay the annuity value in a lump sum. Unless you tell us differently, we’ll make annuity payments directly to your MLPF&S brokerage account.

Evidence of Survival.  We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Gender-Based Annuity Purchase Rates.  Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Misstatement of Age or Sex.  We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Annuity Options

The following fixed annuity payment options may be available. We may in the future offer more or fewer options. You may choose another option that is not set forth in this Prospectus if it is acceptable to us. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid.

Death of Owner During the Annuity Period.  If an owner who is not an annuitant dies during the annuity period, any remaining payments under the annuity option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such owner’s death. Upon such death, if there is no surviving co-owner, the beneficiary will become the owner.

Death of Annuitant During the Annuity Period.  If the annuitant under an Annuity Option, or the last surviving joint annuitant under a Joint and Survivor Annuity Option, dies while any guaranteed amounts remain unpaid, the owner, or the beneficiary if there is no surviving owner, may choose either:

(a)	to receive payments for the remainder of the period guaranteed; or

(b)	to receive the present value of the remaining guaranteed payments in a lump sum.

The interest rate used to calculate any present value is the interest rate we used on the annuity date to compute the amount of the annuity payments.

How We Determine Present Value of Future
Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount	We will make equal payments in an amount you choose until the sum of all payments equals the annuity value applied, increased for interest credited. The amount you choose must provide at least ten years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period	We will make equal payments for a period you select of at least ten years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity*	We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant dies before the guarantee period ends, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Annuity Value	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the annuity value applied. If the annuitant dies while guaranteed amounts remain unpaid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum.

Joint and Survivor Life Annuity*	We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

*  These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant and the designated second person die before the end of the period, you (or the beneficiary if there is no surviving owner) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Guaranteed Minimum Income Benefit Riders

The Guaranteed Minimum Income Benefit (“GMIB”) and the GMIB EXTRA** are optional riders that offer you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under certain terms and conditions of the rider. For a comparison of the significant differences between the two benefit riders, see Appendix J. For a detailed discussion of the GMIB and GMIB EXTRA, see “Guaranteed Minimum Income Benefit” and “Guaranteed Minimum Income Benefit EXTRA” below.

Guaranteed Minimum Income Benefit

General.  If you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based, we offer the optional GMIB rider for an additional charge. The GMIB provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider. If you elect the GMIB rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.” You must annuitize under the terms and conditions of the GMIB rider to obtain any benefit from the GMIB. The fees collected for this benefit will not be refunded even if you do not annuitize under the GMIB rider. There is a waiting period of 10 years from the contract date before you can annuitize under the GMIB rider. If you elect the GMIB, you cannot elect any GMWB or GMIB EXTRA.

For an example of the GMIB, please see Appendix E.

If you decide that you want the protection offered by the GMIB rider, you must elect it at issue. You cannot elect the GMIB rider if the annuitant or joint annuitant is older than age 75 on the contract date. You may not cancel the GMIB rider once elected. The GMIB rider will terminate upon full surrender, annuitization (under the Contract or the GMIB rider), expiration of the last exercise period, death, or termination of the Contract. The GMIB rider will also terminate if the annuitant or joint annuitant is changed and the new annuitant or joint annuitant was older than age 75 on the contract date. However, the GMIB rider will not terminate at death if an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option, unless the annuitant is also changed and the new annuitant was older than age 75 on the contract date. If there is a change of annuitant and the rider continues, the last exercise date may be reset to an earlier date. The GMIB rider currently may not be available in every state. Please see Appendix I.

**  If you purchased your Contract prior to January 12, 2007, the GMIB EXTRA is not available to you.

Important Information About the GMIB Rider:

•	We will not refund the GMIB EXTRA charges, even if you do not annuitize under the GMIB EXTRA rider.

•	There is a 10-year waiting period before you can annuitize under the GMIB rider.

•	You must elect the GMIB rider at issue.

•	Once you elect the GMIB rider, you cannot cancel it.

•	You cannot elect the GMIB rider if the annuitant and the joint annuitant (if any) are older than age 75 on the contract date.

•	If you elect the GMIB rider, we may in the future require you to use our quarterly rebalancing program and comply with investment allocation restrictions and guidelines. These restrictions and guidelines are further discussed later in this Prospectus. If you do not comply with the restrictions and guidelines within a certain timeframe, we may charge you more for the benefit.

How We Determine the Amount of Your Minimum Guaranteed Income.  If you elect the GMIB rider, we determine the amount of minimum income available to you on the date you exercise the GMIB rider by applying the GMIB Base (less applicable premium taxes) to the GMIB Annuity Option Payout Rates (“GMIB rates”) for the annuity option you select.

The GMIB Base is only used to calculate the GMIB, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. The payout rates may differ between the GMIB and the GMIB EXTRA. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex (where permissible) and ages of the annuitant and any joint annuitant.

GMIB Base.  The GMIB Base equals the greater of the GMIB MAV Base and the GMIB Roll-Up Base.

GMIB MAV Base.  The GMIB MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

  (a) = GMIB MAV Base and

  (b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate an anniversary value on the contract date and on each contract anniversary thereafter through the earlier of the contract anniversary on or following the oldest annuitant’s 80th birthday and the date you exercise your GMIB. Changes in the annuitant may cause the rider to terminate. If the rider continues in effect, changes in the annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating the anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB Roll-Up Base.  The GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the GMIB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts.”) The Restricted Subaccounts currently include the BlackRock Money Market V.I. Subaccount and the Eaton Vance VT Floating-Rate Income Subaccount.

For contract owners who purchased the Contract on or after January 12, 2007:

GMIB Roll-Up Base A:  GMIB Roll-Up Base A is equal to:

•	the initial premium on the contract date plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary, allocated to the subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%; plus

•	subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal, allocated to any subaccounts other than the Restricted Subaccounts, plus all amounts transferred into any subaccounts other than Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment or transfer at an annual rate of 5%; less

•	all “adjusted” withdrawals (as defined in the box below) from, and all amounts transferred from, any subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal or transfer at an annual rate of 5%.

The GMIB Roll-Up Base A will not be less than zero.

For contract owners who purchased the Contract prior to January 12, 2007:

The GMIB Roll-Up Base A is calculated as above, except that any subsequent premium payments you make after the initial premium, even if made before the earlier of the first quarterversary and the first withdrawal, will be credited at an annual rate of 5% interest only on or after the contract anniversary occurring after each such premium payment. That is, subsequent premiums are not considered “initial premium” for purposes of interest accrual.

“Adjusted” withdrawals:  If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

  (a) = GMIB Roll-Up Base A and

  (b) = the account value in all subaccounts other than the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

For contract owners who purchased the Contract on or after January 12, 2007:

GMIB Roll-Up Base B:  GMIB Roll-Up Base B is equal to:

•	The initial premium on the contract date plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary, allocated to Restricted Subaccounts with interest compounded daily from the contract date at an annual rate of 3%; plus

•	subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal, allocated to Restricted Subaccounts, plus all amounts transferred into Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment or transfer at an annual rate of 3%; less

•	all “adjusted” withdrawals (as defined in the box below) from, and all amounts transferred from, Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal or transfer at an annual rate of 3%.

The GMIB Roll-Up Base B will not be less than zero.

For contract owners who purchased the Contract prior to January 12, 2007:

The GMIB Roll-Up Base B is calculated as above, except that any subsequent premium payments you make after the initial premium, even if made before the earlier of the first quarterversary and the first withdrawal, will be credited at an annual rate of 3% interest only on or after the contract anniversary occurring after each such premium payment. That is, subsequent premiums are not considered “initial premium” for purposes of interest accrual.

“Adjusted” withdrawals:  If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base B on a dollar-for-dollar basis.

If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

  (a) = GMIB Roll-Up Base B and

  (b) = the account value in the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Limitations.  The period during which the interest will accrue for purposes of calculating the GMIB Roll-Up Base A or the GMIB Roll-Up Base B is limited. Interest accrues until the earliest of:

1.  The 20th contract anniversary;

2.  The contract anniversary on or following the oldest annuitant’s 80th birthday; or

3.  The date you exercise your GMIB.

If there is a change in annuitant and the GMIB continues, subsequent changes in annuitant will not increase the period of time used to determine interest. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

Allocation Guidelines and Restrictions.  We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider to allocate at least 40% but no more than 70% to subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories and no more than 40% of total allocations among the following investment categories: Small Cap, International, Alternative and Money Market. The subaccounts currently available in these investment categories are listed in Appendix G.

We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”

Conditions for Electing to Receive Income Payments.  You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB rider if either the annuitant or joint annuitant is older than age 75 on the contract date.

If you annuitize your Contract at any time other than during a permitted exercise period, the GMIB is not available. For example, you cannot exercise the rider if you annuitize your Contract twelve and one half years after you purchase the Contract or seven years after you purchase the Contract. You are not required to use the GMIB rider to receive annuity payments. However, we will not refund fees paid for the GMIB rider if you annuitize outside of the terms and conditions of the GMIB rider.

Available Annuity Options.  The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity
•	Joint and Survivor Life Annuity
•	Life Annuity with Payments Guaranteed for 10 Years
•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB rider.

Change of Annuitant.  If an annuitant or joint annuitant is changed and, as of the contract date, the new annuitant or joint annuitant was older than age 75, the GMIB rider will terminate. Otherwise, if the new annuitant’s or joint annuitant’s age on the contract date was older than the age of the oldest annuitant currently being used to determine the GMIB, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or joint annuitant’s age. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB rider will terminate.

GMIB Charge.  We deduct a charge for the GMIB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMIB Charge.”)

Payment of the GMIB is subject to our financial strength
and claims-paying ability.

For an example of the calculation of the GMIB, see Appendix E.

Guaranteed Minimum Income Benefit EXTRA*

General.  In addition to the GMIB, we also offer the GMIB EXTRA, which is an enhanced version of the GMIB. As with the GMIB, you may choose to elect this option for an additional charge if you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based. Also, as with the GMIB, if you decide you want the protection that GMIB EXTRA provides, you must elect it when your Contract is issued. The GMIB EXTRA provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB EXTRA rider. If you elect the GMIB EXTRA rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB EXTRA rider, which should be viewed as a payment “floor.”

You must annuitize under the terms and conditions of the GMIB EXTRA rider to obtain any benefit from the rider. If you do not annuitize under the terms and conditions of the GMIB EXTRA rider, the charges collected for this benefit will not be refunded. There is an initial waiting period of 10 years from the contract date before you can annuitize under the GMIB EXTRA rider. If you elect the GMIB EXTRA rider, you cannot elect any GMWB option, or the GMIB rider. Furthermore, you cannot participate in the Dollar Cost Averaging Program.

Please note that while the GMIB and the GMIB EXTRA serve the same general purpose, there are differences between the two options. Please read this section and the “Guaranteed Minimum Income Benefit” section carefully to decide if either of these options is right for you.

You cannot elect the GMIB EXTRA rider if you are younger than age 45 or older than age 70 (age 75 if you purchased your Contract on or after June 23, 2008) on the contract date. Only spouses may be co-owners, and co-owners must be joint annuitants. If the owner is a natural person, then the annuitant must be the owner. The GMIB EXTRA rider is irrevocable — that is, you may not cancel the GMIB EXTRA rider once you elect it. The GMIB EXTRA rider will terminate upon full surrender, annuitization (under the Contract or the GMIB EXTRA rider), expiration of the last exercise period, death, or termination of the Contract. However, the GMIB EXTRA rider will not terminate at death if a spousal beneficiary (who is also a joint annuitant) elects to continue the Contract under the spousal beneficiary continuation option or if an eligible spousal beneficiary (who is not a co-owner/joint annuitant, but is at least age 45, but not over age 70 (age 75 if you purchased your Contract on or after June 23, 2008) on the spousal continuation date) elects to continue the GMIB EXTRA rider as the sole owner/annuitant (provided the GMIB EXTRA rider is still available for sale at that time). The last exercise date and the last optional reset date will be recalculated based on the surviving spouse’s age on the spousal continuation date, if earlier. The GMIB EXTRA rider may not be available in every state. See Appendix I. Depending on when you purchased your Contract, the GMIB EXTRA may vary.

*  If you purchased your Contract prior to January 12, 2007, the GMIB EXTRA is not available to you.

Important information about the GMIB EXTRA rider:

•	We will not refund the GMIB EXTRA charges, even if you do not annuitize under the GMIB EXTRA rider.

•	There is an initial 10-year waiting period before you can annuitize under the GMIB EXTRA rider. (If you choose to reset the GMIB EXTRA Roll-Up Base on a contract anniversary, a new 10-year waiting period begins.)

•	You must elect the GMIB EXTRA rider at contract issue.

•	Once you elect the GMIB EXTRA rider, you cannot cancel it.

•	You cannot elect the GMIB EXTRA rider if you are younger than age 45 or older than age 70 (age 75 if you purchased your Contract on or after June 23, 2008).

•	If you elect the GMIB EXTRA rider, we require you to comply with allocation guidelines and restrictions.

How We Determine the Amount of Your Minimum Guaranteed Income.  If you elect the GMIB EXTRA rider, we determine the amount of minimum income available to you on the date you exercise the GMIB EXTRA rider by applying the GMIB EXTRA Base (less applicable premium taxes) to the GMIB EXTRA Annuity Option Payout Rates (“GMIB EXTRA rates”) for the annuity option you select.

The GMIB EXTRA Base is only used to calculate the GMIB EXTRA guaranteed income payments, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB EXTRA rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB EXTRA rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. The payout rates may differ between the GMIB and the GMIB EXTRA and may differ depending on when you purchased your Contract. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB EXTRA rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex (where permissible) and ages of the annuitant and any joint annuitant.

GMIB EXTRA Base.  The GMIB EXTRA Base equals the greater of the GMIB EXTRA MAV Base and the GMIB EXTRA Roll-Up Base.

GMIB EXTRA MAV Base.  The GMIB EXTRA MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) / (b) where:

(a) = GMIB EXTRA MAV Base and

(b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate anniversary values until the earlier of:

•	the contract anniversary on or following the oldest annuitant’s 85th birthday; or

•	the date you exercise your GMIB EXTRA.

Changes in annuitant may cause the GMIB EXTRA rider to terminate. If the rider continues in effect, changes in annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB EXTRA Roll-Up Base: GMIB EXTRA Roll-Up Base is equal to:

•	the initial premium plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary following the contract date with interest compounded daily from the contract date at an annual rate of 5% (6% if you purchased your Contract on or after June 23, 2008); plus

•	all subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal following the contract date with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment at an annual rate of 5% (6% if you purchased your Contract on or after June 23, 2008); less

•	all “adjusted” withdrawals (as defined in the box below) with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal at an annual rate of 5% (6% if you purchased your Contract on or after June 23, 2008).

The GMIB EXTRA Roll-Up Base will not be less than zero.

“Adjusted” withdrawals:  If the total of all withdrawals during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% (6% if you purchased your Contract on or after June 23, 2008) times the GMIB EXTRA Roll-Up Base as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB EXTRA Roll-Up Base on a dollar-for-dollar basis.
If the total of all withdrawals, including the requested withdrawal, is greater than 5% (6% if you purchased your Contract on or after June 23, 2008) times the GMIB EXTRA Roll-Up Base as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor for the requested withdrawal is (a) divided by (b) where:
(a) = GMIB EXTRA Roll-Up Base and

(b) = the account value.
Both (a) and (b) are calculated immediately prior to such withdrawal.

Interest accrues until the earlier of:

•	the contract anniversary on or following the oldest annuitant’s 85th birthday; or
•	the date you exercise the GMIB EXTRA rider.

If there is a change of annuitant and the GMIB EXTRA rider continues, the period of time used to accrue interest will not increase. If the new annuitant is older than the previous annuitant, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

Allocation Guidelines and Restrictions.  If you elect the GMIB EXTRA rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. We reserve the right to change these Allocation Guidelines and Restrictions or impose additional limitations on your ability to allocate to or make transfers among subaccounts. For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections in this Prospectus.

Rebalancing Program.  If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix G of this Prospectus.

Your total allocations must equal 100%. You may change your premium allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMIB EXTRA rider is in effect.

Important Mechanics of the Rebalancing Program.

•	You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•	Your first rebalancing date must be within 95 days from the contract date.

•	You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•	You may request to change your instructions while the GMIB EXTRA rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•	If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMIB EXTRA rider will be terminated.

•	Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMIB EXTRA rider is in effect.

Asset Allocation Program.  If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•  Moderately Conservative;
•  Moderate; or
•  Moderately Aggressive.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions. If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

Optional Reset.  On each contract anniversary up to and including the contract anniversary on or following the oldest annuitant’s 75th birthday, you can request that the GMIB EXTRA Roll-Up Base be reset on such anniversary to equal the contract value, if higher. Your request must be by written notification to our Service Center and must be received no later than 30 days following such anniversary. Please note that by writing to our Service Center you may elect to receive automatic annual resets on each contract anniversary if the contract value on that contract anniversary exceeds the GMIB EXTRA Roll-Up Base. Automatic annual resets continue until the earlier of (a) the 7th contract anniversary or (b) the contract anniversary on or following the oldest annuitant’s 75th birthday. You have the right to opt out of receiving the automatic annual resets at anytime by submitting written notice to our Service Center. Each time the GMIB EXTRA Roll-Up Base resets to equal the current contract value, a new 10-year waiting period begins before you can exercise GMIB EXTRA.

Conditions For Electing to Receive Income Payments.  You cannot exercise the GMIB EXTRA until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary following the later of the contract date or the date of the last optional reset, if any. After the waiting period, you may exercise the GMIB EXTRA only on or during the 30 day period following each contract anniversary. The last timeframe during which you can exercise the GMIB EXTRA begins at the contract anniversary on or following the 85th birthday of the oldest annuitant named at any time under the GMIB EXTRA rider and expires 30 days later.

If you annuitize your Contract at any time other than during a permitted exercise period, the GMIB EXTRA is not available. For example, you cannot exercise the rider if you annuitize your Contract 12 1/2 years after you purchase the Contract or seven years after you purchase the Contract. In addition, please note:

•	You are not required to use the GMIB EXTRA rider to receive annuity payments. However, we will not refund charges paid for the GMIB EXTRA rider even if you annuitize outside of the terms and conditions of the GMIB EXTRA rider.

•	The last exercise date and the last optional reset date will be recalculated based upon the surviving spouse’s age on the spousal continuation date, if earlier.

Available Annuity Options.  The annuity options available when using the GMIB EXTRA to receive your fixed income are limited to the following:

•	Life Annuity
•	Joint and Survivor Life Annuity
•	Life Annuity with Payments Guaranteed for 10 Years
•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or the Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated person is deemed to be the joint annuitant for purposes of the GMIB EXTRA rider.

Change of Annuitant.  In general, we will not permit a change of annuitant if as of the date of change, the new annuitant was younger than age 45 or older than age 70 (75 if you purchased your Contract on or after June 23, 2008). If in the future the law requires us to permit such changes, the GMIB EXTRA rider will terminate. In addition, if the annuitant is changed to a spousal beneficiary who as of the spousal continuation date was younger than age 45, the GMIB EXTRA rider will terminate. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB EXTRA rider will terminate.

Change of Owner/Annuitant.  If there is a change of owner/annuitant or an assignment of this Contract (in jurisdictions where applicable), this rider will terminate unless the owner/annuitant is changed under any of the circumstances described below:

1)	a spouse of the current owner/annuitant is added as co-owner/joint annuitant who is at least age 45, but not older than age 70 (75 if you purchased your Contract on or after June 23, 2008) as of the effective date of the change;

2)	a spouse of the current owner/annuitant is removed as a co-owner/joint annuitant;

3)	as the result of the creation or termination of a trust, the life (or lives) upon which payment of the GMIB EXTRA is based has not changed.

Systematic Withdrawal Program.  Effective June 23, 2008, under the Systematic Withdrawal Program, you may elect systematic withdrawals equal to 5% (6% if you purchased your Contract on or after June 23, 2008) of the GMIB EXTRA Roll-Up Base annually divided by the requested frequency of the systematic withdrawals. In the following contract year, if the GMIB EXTRA Roll-Up Base increases or decreases, then we will automatically increase or decrease the systematic withdrawals to be equal to 5% (6% if you purchased your Contract on or after June 23, 2008) of the GMIB EXTRA Roll-Up Base as of the beginning of that contract year divided by the requested frequency of the systematic withdrawals. If you take withdrawals outside the program during the contract year, we will decrease subsequent systematic withdrawals to equal the remaining systematic withdrawal amount divided by the number of systematic withdrawals remaining in the contract year. If you take withdrawals outside the program that cause the systematic withdrawals to be less than $100, then we will terminate the Systematic Withdrawal Program. We also reserve the right to terminate the Systematic Withdrawal Program if you take any withdrawals outside the program. For more information on the Systematic Withdrawal Program, see “Partial Withdrawals — Systematic Withdrawal Program.”

No Lapse Guarantee.  If your account value is reduced to zero and the amount of your withdrawals has not exceeded 5% (6% if you purchased your Contract on or after June 23, 2008) of the GMIB EXTRA Roll-Up Base as of the beginning of any contract year, then the following will occur:

1)	An annuity date no earlier than the next contract anniversary will be set;

2)	the GMIB EXTRA Base less any applicable premium taxes as of such date will be applied to the GMIB EXTRA annuity option payout rates for the annuity option you select based on the age and sex (where permissible) of the annuitant(s); and

3)	all riders attached to the Contract will terminate.

Any withdrawal which causes total withdrawals in any contract year to exceed 5% (6% if you purchased your Contract on or after June 23, 2008) of the GMIB EXTRA Roll-Up Base will irrevocably terminate the No Lapse Guarantee.

Please note that while the No Lapse Guarantee is in effect, the following provisions of your Contract are waived:

•	The inactive contract provision which is discussed under “Inactive Contract” in this Prospectus.

•	The minimum surrender value that is discussed under “Partial Withdrawals” in this Prospectus. However, this provision is not waived for a partial withdrawal that causes the No Lapse Guarantee to be terminated.

GMIB EXTRA Charge.  We deduct a charge for the GMIB EXTRA rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits — GMIB Charge.”)

Payment of the GMIB EXTRA is subject to our financial strength and claims-paying ability.

For an example of the GMIB EXTRA, please see Appendix E.

Guaranteed Minimum Withdrawal Benefit

General

If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract, you may purchase the GMWB on a single life (“Single Life”) basis or on a joint life (“Joint Life”) basis. For an additional charge, the Single Life and Joint Life* riders are available to new purchasers at Contract issue only, subject to state availability. Throughout this Prospectus, the Single Life and Joint Life riders will be collectively referred to as “GMWB.” If you elect the GMWB, you can take minimum annual withdrawals regardless of your account value during your lifetime. This means that regardless of poor subaccount investment performance, you can take withdrawals each contract year up to a specified amount, referred to as the Guaranteed Lifetime Amount. If you elect the GMWB rider you cannot elect GMIB or GMIB EXTRA.

You should not elect a GMWB if:

•	you plan to take withdrawals in excess of the Guaranteed Lifetime Amount each contract year because such excess withdrawals may significantly reduce or eliminate the value of the benefit; or

•	you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides.

The GMWB rider may not be available in every state; please see Appendix I. Depending on when you purchased your Contract, the GMWB version may vary. See Appendix L.

Under the Joint Life rider, lifetime withdrawals are guaranteed for the lives of the owner and co-owner, who must be spouses. (If the owner is non-natural, lifetime withdrawals are guaranteed for the lives of the annuitant and joint annuitant spouse). Under the Single Life rider, lifetime withdrawals are guaranteed for the life of the owner (or the life of the annuitant if the owner is non-natural). Also, please note that if you purchased your Contract on or after January 12, 2007, adding a new co-owner/joint annuitant under the Joint

*  If you purchased your Contract prior to January 12, 2007, only the Joint Life version of the GMWB was available.

Life rider or changing the owner/annuitant under the Single Life rider resets the GMWB Base to the current account value, if lower. The most significant difference between the Single Life rider and the Joint Life rider is that under the Single Life rider, co-owners and joint annuitants are not permitted; whereas under the Joint Life rider, co-owners and joint annuitants are permitted, but they must be spouses. Differences between the Single Life and the Joint Life riders are set forth in Appendix K.

What is the GMWB?

The GMWBs are optional riders that permit you to receive annual minimum withdrawals regardless of your account value during your lifetime (or until the second owner’s death if there are co-owners). There is an additional charge for this rider.

Important Information About the GMWB Rider:

•	If you do not choose to take withdrawals while this rider is in effect, we will not refund the GMWB charges.

•	You and your co-owner (if applicable) must be at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not more than 80 years old when you elect the GMWB rider (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008).

•	If you elect either GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this Prospectus.

•	For both new and existing Contracts, you may elect either a GMWB or a GMIB, but not both optional benefits.

•	Please note that all withdrawals — even withdrawals made while the GMWB is in effect — reduce your account value and death benefit.

•	We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.

How Do I Elect the GMWB Rider?

For new Contracts, you may elect to add the GMWB rider when you purchase your Contract. For existing Contracts, if you previously cancelled your GMWB you may re-elect the GMWB rider on each fifth contract anniversary (third contract anniversary, if you purchased your Contract prior to January 12, 2007), provided you did not already elect GMIB or GMIB EXTRA and provided the feature is still available. If you wish to re-elect the GMWB rider to your Contract, and the GMWB is still available for sale, you must notify our Service Center in writing at least three days but not more than 90 days prior to such date. The rider then will be effective on that fifth contract anniversary (third contract anniversary, if you purchased your Contract prior to January 12, 2007). Please note that if you re-elect the GMWB rider, the terms and conditions of the rider that are in effect when you re-elect the rider will apply.

Important Term:  The GMWB Effective Date is the date the GMWB rider becomes effective.

You may elect the GMWB rider only if you (and your co-owner, if any) are at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not more than 80 years old on the GMWB Effective Date (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008). If the owner is an individual natural person, then the owner also must be the annuitant. If the owner is a non-natural person (such as a trust), all references to owner shall mean annuitant and the age of the annuitant (and the age of a joint annuitant, if applicable) will be used. Co-owners and joint annuitants may only be spouses when the GMWB rider is in force. If there are co-owners, they also must be joint annuitants. If there are joint annuitants, they also must be co-owners, unless the owner is a non-natural person.

If you elect the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program discussed earlier in this Prospectus. In addition, after the first withdrawal following the GMWB Effective Date, we will terminate the Automatic Investment Feature.

When May I Take Withdrawals?

Once you elect the GMWB rider, any withdrawal will be subject to the terms of the GMWB rider. This means that any withdrawal amount (including the “free withdrawal amount”), if greater than the Guaranteed Lifetime Amount, will also reduce your GMWB Base as well as your account value. The “free withdrawal amount” is discussed earlier in this Prospectus.

In order to receive your guaranteed withdrawals, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals, the GMWB Base (and therefore the Guaranteed Lifetime Amount) can increase due to positive investment performance for ten years after the GMWB Effective Date (or, if you purchased your Contract on or after January 12, 2007, for the life of the rider regardless of whether you take withdrawals). See definitions of “Lifetime Income Percentage” and “GMWB Base” below, to learn how your Guaranteed Lifetime Amount can increase.

What is the Guaranteed Lifetime Amount?

We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

Lifetime Income Percentage X GMWB Base = Guaranteed Lifetime Amount

More specifically, we determine the initial Lifetime Income Percentage based on your age band (or the age band of the younger owner if there are co-owners) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart. We will also re-determine, and if appropriate, step-up your Lifetime Income Percentage, based upon your age band (or the age band of the younger owner if there are co-owners) on any contract anniversary (on any third contract anniversary, if you purchased your Contract on or after September 1, 2006, but prior to January 12, 2007), if we are increasing your GMWB Base to equal your contract value on such anniversary. (See “Automatic Step-Up” later in this section.)

If you purchased your Contract prior to January 11, 2008, the following table applies:

Age Band of (Younger) Owner at First Withdrawal or at Spousal Continuation	Lifetime Income Percentage
60-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80+	7.0%

If you purchased your Contract on or after January 11, 2008, but before June 23, 2008, the following table applies:

Age Band of (Younger) Owner at First Withdrawal or at Spousal Continuation	Lifetime Income Percentage
55-59	4.0%
60-69	5.0%
70-79	6.0%
80+	7.0%

If you purchased your Contract on or after June 23, 2008, the following table applies:

Age Band of (Younger) Owner at First Withdrawal or at Spousal Continuation	Lifetime Income Percentage
0-54	0.0%
55-59	4.0%
60-69	5.0%
70-79	6.0%
80+	7.0%

Please note that any withdrawals you take before age 59 1/2 may also be subject to a 10% federal penalty tax.

If you elected the Single Life rider and the contract owner/annuitant is changed, the GMWB Base is reset to the current account value, if lower. If withdrawals were taken, the Lifetime Income Percentage may also change because it is based on the new owner’s age band on the date of the change.

If you elected the Joint Life rider and later added your spouse as a co-owner/joint annuitant, the GMWB Base is reset to the current account value, if lower, except upon spousal continuation (see “Spousal Continuation,” below). However, if you purchased your Contract prior to January 12, 2007, your GMWB Base will not be reset. The Lifetime Income Percentage may change based on the younger spouse’s age band or on the surviving spouse’s age band on the spousal continuation date. If a co-owner/joint annuitant spouse is removed then the GMWB Base remains unchanged; however, if withdrawals were taken, the Lifetime Income

Percentage may change based on the remaining owner’s age band on the date of the change. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

Example:  To help understand how we calculate the Guaranteed Lifetime Amount, assume that you are age 65 and purchase an L Class Contract with the Joint Life GMWB rider with an initial premium of $100,000. Also assume that you purchased your Contract on or after June 23, 2008. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary. The Lifetime Income Percentage locks in at 6.0% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime Amount will equal $8,400 ($140,000 X .06). If you add your spouse as a co-owner, age 66, on the next contract anniversary and the contract value is $120,000; then your Lifetime Income Percentage will be reduced to 5.0%, since your spouse was age 66 at the time of the change and your GMWB Base will be reset to $120,000. Consequently your Guaranteed Lifetime Amount will equal $6,000 ($120,000 X .05).

Important Note:  If you purchased your Contract on or after June 23, 2008 and you take your first withdrawal before the younger owner reaches age 55, we will automatically redetermine the Lifetime Income Percentage on the contract anniversary on or following the younger owner’s 55th birthday. Furthermore, any withdrawal taken prior to the anniversary following the younger owner’s 55th birthday will be treated as an Excess Withdrawal.

What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?

You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum withdrawals are not cumulative. You cannot carry over any unused guaranteed minimum withdrawals to any future contract years. The following example is helpful to understand this concept:

Example:  If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 during (the current) contract year, your Guaranteed Lifetime Amount will not increase the next contract year by the $500 you did not withdraw in the current contract year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.

What If I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?

Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an “excess withdrawal.” An excess withdrawal could significantly reduce your GMWB Base and thereby reduce the amount of your future Guaranteed Lifetime Amount.

If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

Important:  Excess withdrawals will reduce your GMWB Base and may do so by substantially more than the actual amount of the excess withdrawal. Excess withdrawals will also reduce your Guaranteed Lifetime Amount.

What is the GMWB Base?

As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount and determine the GMWB charge. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount and the GMWB charge also increase.

If you purchased your Contract before January 12, 2007, prior to your first withdrawal (for up to ten years after the GMWB Effective Date), your GMWB Base will equal your GMWB Maximum Anniversary Value (“MAV”) Base. If you purchased your Contract on or after January 12, 2007, your GMWB Base will equal the greater of your GMWB MAV Base and your GMWB Roll-Up Base. Below is a brief summary of how the GMWB Base may vary depending on the date that you purchased your Contract.

If you purchased your Contract prior to September 1, 2006:

•	Prior to your first withdrawal, for up to ten years after the GMWB Effective Date, your GMWB Base equals your GMWB MAV Base. We will not continue to calculate anniversary values after ten years.

•	After your first withdrawal, on or after the GMWB Effective Date, we will step up your GMWB Base to equal your contract value, if higher, every third contract anniversary. This will also apply even if you take your first withdrawal after ten years following the GMWB Effective Date.

If you purchased your Contract on or after September 1, 2006 but prior to January 12, 2007:

•	Prior to your first withdrawal, for up to ten years after the GMWB Effective Date, your GMWB Base equals your GMWB MAV Base. We will not continue to calculate anniversary values after ten years.

•	After your first withdrawal, on or after the GMWB Effective Date, we will step up your GMWB Base to equal your contract value, if higher, on each contract anniversary. This will also apply even if you take your first withdrawal after ten years following the GMWB Effective Date.

If you purchased your Contract on or after January 12, 2007, but prior to June 23, 2008:

•	Prior to your first withdrawal, your GMWB Base equals the greater of your GMWB MAV Base and your GMWB Roll-Up Base. We will calculate an anniversary value on the GMWB Effective Date and on each subsequent contract anniversary; therefore, your GMWB MAV Base can increase each year for the life of the rider. In addition, your GMWB Roll-Up Base can increase through the 5% Roll-Up and any Automatic Roll-Up Resets.

•	After your first withdrawal, on or after the GMWB Effective Date, the GMWB Base may only be increased through automatic step-ups on each contract anniversary. The GMWB Base will be reset to equal your contract value, if higher.

If you purchased your Contract on or after June 23, 2008:

•	Prior to your first withdrawal, your GMWB Base equals the greater of your GMWB MAV Base (the calculation of which includes the highest contract value on the contract anniversary and any of the preceding eleven monthaversaries) and your GMWB Roll-Up Base. We will calculate an anniversary value on the GMWB Effective Date and on each subsequent contract anniversary; therefore, your GMWB MAV Base can increase each year for the life of the rider. In addition, your GMWB Roll-Up Base can increase through the 5% Roll-Up and any Automatic Roll-Up Resets.

•	After your first withdrawal, on or after the GMWB Effective Date, if you have not taken an Excess Withdrawal or changed an owner during the contract year, the GMWB Base may be increased through automatic step-ups on each contract anniversary. The GMWB Base will be reset to equal the greater of (a) the contract value or (b) the highest monthaversary contract value since the last contract anniversary, if such value is higher than the GMWB Base.

•	After your first withdrawal, on or after the GMWB Effective Date, if you have taken an Excess Withdrawal or changed an owner during the contract year, the GMWB Base may be increased through automatic step-ups on each contract anniversary. The GMWB Base will be reset to equal your account value, if higher.

Important:  You should carefully consider when to begin taking withdrawals if you have elected the GMWB. If you begin taking withdrawals too soon, you may limit the value of the GMWB. For example, you will not be able to increase your GMWB Base by making additional premium payments (if you purchased your Contract prior to September 1, 2006, your potential for increases through step-ups will be limited to every third contract anniversary). If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed earlier in this Prospectus), it will automatically terminate upon your first withdrawal.

Important:  The GMWB Base is used only to calculate the Guaranteed Lifetime Amount and the GMWB Charge, and does not establish or guarantee an account value, surrender value, minimum death benefit, or a minimum return for any subaccount.

When and How is the GMWB Base Calculated?	Calculation of your GMWB Base depends on when you make your first withdrawal. There are three distinct time periods that are important to consider:

(1) On the GMWB Effective Date	For Contract Owners who purchased the Contract before January 12, 2007: If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

For Contract Owners who purchased the Contract on or after January 12, 2007: If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium plus any additional premiums paid prior to the first quarterversary. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

(2) Prior to the First Withdrawal
For contract owners that purchased the Contract on or after January 12, 2007: Prior to the first withdrawal after the GMWB Effective Date, the GMWB Base equals the greater of the GMWB MAV Base and the GMWB Roll-Up Base.

For contract owners that purchased the Contract before January 12, 2007: Prior to the first withdrawal until ten years after the GMWB Effective Date, the GMWB Base equals the GMWB MAV Base.

GMWB MAV Base: If you purchased your Contract on or after January 12, 2007, but prior to June 23, 2008, the GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:
(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and (b) is the sum of all additional premiums since the last contract anniversary.

If you purchased your Contract on or after June 23, 2008, the GMWB MAV Base is equal to the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:
(a) is the GMWB Base on the GMWB Effective Date and, on each contract anniversary thereafter, is the highest contract value on such anniversary or on any of the preceding eleven monthaversaries; and
(b) is the sum of all additional premiums since the last contract anniversary.

Please note that in any contract year in which there is a change of owner (other than as the result of exercise of the Spousal Beneficiary Continuation Option) or an Excess Withdrawal, we will only use the contract value on the contract anniversary and not on the preceding monthaversaries to calculate the anniversary value.

If you purchased your Contract prior to January 12, 2007, as long as the rider is in effect, we will calculate an anniversary value on the GMWB Effective Date and on each contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB Effective Date) and the 10th contract anniversary following the GMWB Effective Date. If you purchased your Contract on or after January 12, 2007, there is no ten-year limitation.
No additional anniversary values will be calculated thereafter for purposes of determining the GMWB MAV Base.
GMWB Roll-Up Base: The GMWB Roll-Up Base equals:

• the GMWB Base on the later of the GMWB effective date or the date of the most recent Automatic Roll-Up reset with interest compounded daily at an annual rate of 5%: plus

• all additional premiums (other than additional premiums paid prior to the first quarterversary after the Contract Date) paid following the later of the GMWB effective date or the date of the most recent Automatic Roll-Up Reset with interest compounded daily from the effective date of each additional premium at an annual rate of 5%.

The period during which interest will accrue for purposes of calculating the GMWB Roll-Up Base is limited. Interest accrues until the earlier of:

• the date of your first withdrawal on or after the GMWB Effective Date; or

• the fifth contract anniversary if you purchased your Contract prior to June 23, 2008 following the later of the GMWB Effective Date or the most recent Automatic Roll-Up Reset or the tenth contract anniversary following the GMWB Effective Date (if you purchased your Contract on or after June 23, 2008).

Automatic Roll-Up Reset.  If you purchased your Contract on or after January 12, 2007, but prior to June 23, 2008 on each of the first five contract anniversaries after the GMWB Effective Date, the GMWB Roll-Up Base will automatically reset to the contract value, if greater. Interest will continue to accrue for five years after each automatic roll-up reset, if any. The 5-year period restarts following the Automatic Roll-Up Reset.

If you purchased your Contract on or after June 23, 2008, on each of the first ten contract anniversaries after the GMWB Effective Date and prior to your first withdrawal, we will automatically reset the GMWB Roll-Up to equal the greater of the current GMWB Roll-Up Base or the GMWB MAV Base on such contract anniversary. The 10-year period does not restart following the Automatic Roll-Up Reset.

(3) On and After the First Withdrawal	If you have not exceeded the Guaranteed Lifetime Amount during a contract year, the GMWB Base does not change. It equals the GMWB Base immediately prior to a withdrawal. However, the GMWB Base on and after any excess withdrawal will equal the lesser of:

(a) the GMWB Base immediately prior to such withdrawal less the Adjusted Excess Withdrawal; and

Adjusted Excess Withdrawal = Excess Withdrawal X GMWB Base/account value, where both the GMWB Base and the account value are determined immediately prior to such Excess Withdrawal.
(b) the account value after the excess withdrawal.
Please note that if the first withdrawal occurs on a contract anniversary, the GMWB Base immediately prior to such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.
Automatic Step-Up
• If you purchased your Contract prior to September 1, 2006, on each third contract anniversary after the first withdrawal, if the contract value is higher than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value.

• If you purchased your Contract on or after September 1, 2006, but before June 23, 2008, on each contract anniversary after the first withdrawal, if the contract value is higher than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value.

• If you purchased your Contract on or after June 23, 2008 and you have not taken an Excess Withdrawal or changed an owner during the contract year, then on each contract anniversary after the first withdrawal, we will increase or “step-up” the GMWB Base to equal the greater of (a) the contract value or (b) the highest monthaversary contract value since the last contract anniversary, if such value is higher than the GMWB Base.

• If you purchased your Contract on or after June 23, 2008 and you have taken an Excess Withdrawal or changed an owner during the contract year, then on each contract anniversary after the first withdrawal, we will increase or “step-up” the GMWB Base to equal the contract value, if it is higher than the GMWB Base.

The GMWB charge percentage will not change as a result of any step-up.

Please note that if your GMWB Base increases, there will be a corresponding increase to the charge imposed for this optional feature, as the charge is calculated as a percentage of the GMWB Base.

What is the Income Enhancement Benefit?

If you purchased your Contract on or after June 23, 2008, you may elect the Income Enhancement Benefit for an extra charge. The Income Enhancement Benefit provides that after a one-year waiting period (the “Waiting Period”), if you or your co-owner (if applicable) are confined to a hospital or nursing home due to a medical necessity for 180 of the last 365 days (the “Confinement Period”), we will double your Lifetime Income Percentage.

Important Information About the Income Enhancement Benefit:

•	The Income Enhancement Benefit may only be elected with the GMWB.

•	There is an additional charge for this benefit and it must be elected on the GMWB Effective Date.

•	There is a one-year waiting period from the GMWB Effective Date.

•	You must be confined at least 180 of the last 365 days.

•	Pre-existing conditions are excluded.

•	If you leave the nursing home or hospital, we will revert the Lifetime Income Percentage back to the standard rate that is listed in the applicable Lifetime Income Percentage table.

•	You must submit appropriate paperwork and provide proof of confinement each contract year.

If you or your co-owner is confined in a hospital or nursing facility due to a medical necessity for the Confinement Period and you have satisfied the Waiting Period (the Confinement Period and the Waiting Period are not required to occur consecutively), then we will double the Lifetime Income Percentage until the anniversary following the date you or your co-owner (if applicable) is no longer confined.

Example:  To help you understand the Income Enhancement Benefit, assume that you purchased your Contract on or after June 23, 2008 and the first withdrawal was taken at age 72 and the applicable Lifetime Income Percentage is 6.0%. If you have satisfied the Waiting Period and have been confined in a hospital or nursing facility due to a medical condition for the Confinement Period, then the Lifetime Income Percentage will be increased to 12.0%.

Please note that any withdrawals you take before age 59 1/2 may also be subject to a 10% federal penalty tax.

The key terms under the Income Enhancement Benefit are defined as follows:

•	Hospital: An institution which: 1) is operated pursuant to the laws of the jurisdiction in which it is located; and 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis; and 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses; and 4) is supervised by a staff of one or more licensed physicians; and 5) has medical, surgical and diagnostic facilities or access to such facilities.

•	Nursing Facility: A facility, or that part of a facility, which: 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a nursing facility or an alzheimer’s disease facility; and 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse, in addition to room and board accommodations, 24-hour nursing services, 7 days a week by an on-site registered nurse and related services on a continuing inpatient basis; and 3) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and 4) maintains a clinical record of each patient. A nursing facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a nursing facility and the insured person’s assigned bed must be included as a part of such license.

The term “Nursing Facility” does not include, for example: 1) a hospital (except as provided above); 2) a rehabilitation hospital; 3) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcoholism; 4) a home for the aged; 5) a rest home, community living center, or a place that provides domestic, resident, retirement or educational care; 6) assisted living facilities; 7) personal care homes; 8) residential care facilities; 9) adult foster care facilities; 10) congregate care facilities; 11) family and group assisted living facilities; 12) personal care boarding homes; 13) domiciliary care homes; 14) basic care facilities; or 15) similar facilities.

•	Medical Necessity: Confinement prescribed by a physician based on the individual’s inability to sustain himself or herself outside of a hospital or nursing facility due to physical or cognitive ailments.

•	Physician: A doctor of medicine or doctor of osteopathy, who is licensed as such and is operating within the scope of the license.

Please note that we require confirmation of confinement while you receive benefits under the Income Enhancement Benefit. Confirmation of confinement that you provide must be deemed satisfactory to us. Once you are no longer confined, the Lifetime Income Percentage will revert back to the applicable Lifetime Income Percentage listed in the applicable Lifetime Income Percentage table. Once confinement ends, you may requalify by satisfying the Income Enhancement Benefit requirements.

Are Surrender Charges Applicable to Excess Withdrawals?

As noted above, we do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to the explanation of how the free withdrawal amount is calculated under “Partial Withdrawals,” earlier in this Prospectus. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See “Charges, Deductions, and Credits – Surrender Charge” and “Charges, Deductions, and Credits – How the Surrender Charge Works” later in this Prospectus for a discussion of how surrender charges are calculated.)

Is a Minimum Surrender Value Required After a Partial Withdrawal?

While the GMWB rider is in effect, we will not require a minimum surrender value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the contract value below $5,000, we will either deny the request or terminate the Contract.

May I Cancel the GMWB Rider?

You may cancel the GMWB rider on each fifth contract anniversary (each third contract anniversary, if you purchased your Contract before January 12, 2007) after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third or fifth contract anniversary (as applicable). You may be able to re-elect the GMWB rider after cancellation as described in “How Do I Elect the GMWB Rider?” above.

When Will the GMWB Rider Terminate?

The GMWB rider will terminate upon the earliest of:

•	full surrender;

•	annuitization (under the Contract);

•	death of second owner if there were co-owners and the Contract was continued by the surviving spouse under the spousal beneficiary continuation option;

•	death of owner (if a natural person) if the Contract is not continued by an eligible spouse under the Spousal Beneficiary Continuation Option;

•	termination of the Contract;

•	change of owner resulting in termination of the rider, as discussed in “Change of Owner” below;

•	establishment of an annuity date as described in “What if my Account Value Reaches Zero?” below, when the GMWB Base is reduced to zero; or

•	cancellation of the GMWB rider.

All charges for this benefit will cease upon Contract termination. While the GMWB Rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See “Features and Benefits of the Contract – Inactive Contracts” later in this Prospectus.)

What if My Account Value Reaches Zero?

If any withdrawal or deduction of fees or charges reduces the account value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your account value reduces to zero due to an Excess Withdrawal. In such an instance, your Contract will terminate under the minimum surrender value provision.

How GMWB Settlement Works

•	We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

•	We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the account value to zero.

•	We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.

Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your account value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as withdrawals for tax purposes. After we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as annuity payments for tax purposes.

For an example of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix G.

Allocation Guidelines and Restrictions

If you elect the GMWB rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. We reserve the right to change these Allocation Guidelines and Restrictions or impose additional limitations on your ability to allocate to or make transfers among the subaccounts. For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections earlier in this Prospectus.

Rebalancing Program.  If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix G.

Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

Important Mechanics of the Rebalancing Program:

•	You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•	Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•	You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•	You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•	If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•	Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.

Asset Allocation Program.  If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative;

•	Moderate; or

•	Moderately Aggressive.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions. If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

Change of Owner/Annuitant

If there is a change of owner or an assignment of this Contract (in states where applicable), the GMWB will terminate unless the owner is changed under any of the circumstances described below:

(1) a spouse of a current owner is added as co-owner and is at least 60 years old and not older than 80 years old on the date of the change (if you purchased your Contract prior to January 11, 2008); or

(2) a spouse of a current owner is added as co-owner and is at least 55 years old and not older than 80 years old on the date of the change (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008); or

(3) a spouse of a current owner is added as co-owner and is not older than 80 years old on the date of the change (if you purchased your Contract on or after June 23, 2008); or

(4) a spouse of a current owner is removed as an owner; or

(5) as the result of the creation or termination of a trust, the life (or lives) upon which Guaranteed Lifetime Amount payments are based has not changed; or

(6) an eligible spousal beneficiary who was at least age 60 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract prior to January 11, 2008);

(7) an eligible spousal beneficiary who was at least age 55 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008); or

(8) an eligible spousal beneficiary of any age becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract on or after June 23, 2008).

For contract owners who purchased the Contract on or after January 12, 2007:

Under the Single Life rider, changing the owner/annuitant resets the GMWB Base to the current account value, if lower, except upon spousal continuation before the first withdrawal. If you purchased your Contract prior to January 11, 2008 the new owner/annuitant must be at least 60 and not more than 80 years old on the date of the change, except upon spousal continuation, the maximum age limit is waived for the surviving spouse. If you purchased your Contract on or after January 11, 2008, but before June 23, 2008, the new owner/annuitant must be at least 55 and not more than 80 years old on the date of the change, except upon spousal continuation, the maximum age limit is waived for the surviving spouse. If you purchased your Contract on or after June 23, 2008, there is no minimum age requirement for the new owner/annuitant.

If you purchased your Contract on or after January 12, 2007, under the Joint Life rider, adding a co-owner/joint annuitant resets the GMWB Base to the current account value, if lower. If you purchased your Contract prior to January 11, 2008 the new co-owner/joint annuitant must be at least 60 and not more than 80 years old when added, except upon spousal continuation where the maximum age limit is waived for the surviving spouse. If you purchased your Contract on or after January 11, 2008, but before June 23, 2008, the new co-owner/joint annuitant must be at least 55 and not more than 80 years old when added, except upon spousal continuation where the maximum age limit is waived for the surviving spouse. If you purchased your Contract on or after June 23, 2008, there is no minimum age requirement for the new co-owner/joint annuitant. Removing a co-owner/joint annuitant does not affect the GMWB Base.

Spousal Continuation

Single Life

For contract owners who purchased the Contract on or after January 12, 2007:

Under the Single Life rider, an eligible spousal beneficiary can continue the contract and the GMWB under the Spousal Beneficiary Continuation Option only if all of the following conditions are met: (i) the GMWB rider is still available for purchase; (ii) the surviving spouse was named as the sole primary beneficiary under the contract; and (iii) the surviving spouse is at least 60 years old (if you purchased your Contract prior to January 11, 2008) or at least 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) on the spousal continuation date (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008). If (i), (ii) and (iii) are satisfied, then the following changes will occur:

•	If no withdrawal was taken on or after the GMWB Effective Date, the GMWB Base will remain unchanged; or

•	If a withdrawal was taken on or after the GMWB Effective Date, the GMWB Base will be reset to equal the account value less uncollected charges on the spousal continuation date; and

•	The Lifetime Income Percentage will be re-determined based upon the surviving spouse’s age band on the spousal continuation date.

Joint Life

Under the Joint Life rider, an eligible spousal beneficiary can continue the contract and the GMWB under the Spousal Beneficiary Continuation Option only if all of the following conditions are met:

  Both Spouses “Covered”

(i) If both spouses are co-owners (joint annuitants if owner is non-natural) under the Joint Life rider; and (ii) each spouse has designated his or her “surviving spouse” as the sole primary beneficiary under the Contract, then the following changes will occur:

•	The GMWB Base is reset to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date;

•	The Lifetime Income Percentage will be re-determined based on the age band of the surviving spouse, if greater, on the spousal continuation date.

  One Spouse “Covered”

(i) If the sole spousal owner dies; (ii) the rider is still available for purchase; and (iii) the surviving spouse is named as the sole primary beneficiary under the Contract, then the following changes will occur:

•	The GMWB Base is reset to equal the greater of the account value less uncollected charges and the GMWB Base on the spousal continuation date;

•	The Lifetime Income Percentage will be re-determined based on the age band of the surviving spouse on the spousal continuation date.

For contract owners who purchased the Contract prior to January 12, 2007:

If an eligible spousal beneficiary who was covered under the GMWB rider becomes the owner, we reset the GMWB Base to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age band of the spouse on the spousal continuation date, subject to the terms and conditions in effect at that time.

For all Contracts, regardless of when purchased, you must designate your “surviving spouse” as the primary beneficiary in order for the surviving spouse to be able to continue the GMWB rider under the spousal beneficiary continuation option.

In the Event of Divorce

In the event of divorce, the former spouses must provide a final decree of divorce (including any property settlement, order or agreement) to us at our Service Center, in a form acceptable to us. Under current tax law, the spousal beneficiary continuation option is not available to persons who are no longer spouses; therefore, lifetime withdrawals are not guaranteed for the lives of both the co-owners (or joint annuitants, if the Contract was owned by a non-natural person) under a Joint Life rider if such co-owners (or joint annuitants) divorce before your account value reaches zero.

For this reason, we generally do not permit former spouses to continue as co-owners (or joint annuitants) of the rider after divorce.

Furthermore, we are unable to “split” a Contract into two Contracts upon divorce. If a final decree of divorce, property settlement, order or agreement requires that a Contract be divided among two former spouse co-owners (or joint annuitants), any partial surrender made for the purpose of dividing the annuity account value will be subject to any tax consequences that would normally apply. In addition, if the partial surrender made for such purpose causes cumulative withdrawals for that Contract year to exceed the Guaranteed Lifetime Amount, the portion of the withdrawal that exceeds the Guaranteed Lifetime Amount will be treated as an excess withdrawal.

Continuation of the rider.  We do permit either one of the former spousal co-owners (or joint annuitants) to continue the rider and the Contract by becoming the sole owner (or sole annuitant). Please note, however, that we will continue to charge for the Joint Life rider. Upon the death of the sole owner (or sole annuitant), the rider will terminate.

Until we receive notice that as a result of a divorce one of the former spouses will remain or become the sole owner (or sole annuitant) of the Contract, we will continue to treat both former spouses who were co-owners or joint annuitants as the owners of (or annuitants under) a Contract with a Joint Life rider. Please note, however, that we will terminate the rider upon the death of the first co-owner (or joint annuitant) to die if such death occurs before the account value reaches zero, and we will not permit the surviving former spouse to continue the Joint Life rider under the spousal beneficiary continuation option, if we discover that divorce occurred before your account value reaches zero.

On or after the account value reaches zero.  If divorce occurs on or after the account value reaches zero, we will split the monthly GMWB settlement payments according to the property settlement, order or agreement, pursuant to the final decree of divorce. Such property settlement, order or agreement should specifically reference this Contract. Prior to your sending us such notification, we will make monthly GMWB settlement payments in the manner prescribed by the owner(s)/annuitant(s) pursuant to the terms of the GMWB rider.

In any event, you should consult a tax advisor concerning the tax consequences that can arise under your Contract and the GMWB rider as a result of divorce.

Benefit Available on Maturity Date

If the maturity date occurs while the GMWB rider is in effect, we will provide monthly payments equal to the greater of (i) the Guaranteed Lifetime Amount divided by 12, or (ii) payments based upon your annuity value on the maturity date. These payments will continue until the death of the (second) annuitant.

We must receive written notification of your election of such annuity payments at three days but no earlier than 90 days prior to the maturity date.

Systematic Withdrawal Program.  Effective June 23, 2008, under the Systematic Withdrawal Program, you may elect systematic withdrawals equal to the Guaranteed Lifetime Amount annually divided by the requested frequency of the systematic withdrawals. In the following contract year, if the Guaranteed Lifetime Amount increases or decreases, then we will automatically increase or decrease the systematic withdrawals to be equal to the Guaranteed Lifetime Amount as of the beginning of that contract year divided by the requested frequency of the systematic withdrawals. If you take withdrawals outside the program during the contract year, we will decrease any subsequent systematic withdrawals to equal the remaining systematic withdrawal amount divided by the number of systematic withdrawals remaining in the contract year. If you take withdrawals outside the program that cause the systematic withdrawals to be less than $100, then we will terminate the Systematic Withdrawal Program. We also reserve the right to terminate the Systematic Withdrawal Program if you take any withdrawals outside the program. For more information on the Systematic Withdrawal Program, see “Partial Withdrawals — Systematic Withdrawal Program.”

GMWB Charge.  We deduct a charge for the GMWB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMWB Charge.”)

Payment of the GMWB is subject to our financial strength
and claims-paying ability.

Inactive Contract

In most states, the Contract will be terminated at the end of any valuation period if all of the following conditions are satisfied:

1)	No premium payments have been received during the prior 24 months;

2)	The total of all premium payments made, less any partial withdrawals, is less than $2,000; and

3)	The account value (less uncollected charges) is less than $2,000.

Accordingly, no Contract will be terminated due solely to negative investment performance. If the Contract is terminated due to the above reasons, we will pay you the surrender value in a lump sum.

Charges, Deductions, and Credits

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of the charges deducted may differ depending on the Class of the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We impose an asset-based insurance charge, which varies according to Class and subaccount. The current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class and subaccount. If you purchased your Contract prior to June 23, 2008, the current asset-based insurance charge for the B Class is generally 1.25%, however, it may be 1.15%, 1.20%, or 1.40% depending on the subaccount. If you purchased your Contract prior to June 23, 2008, the current asset-based insurance charge for the L Class is generally 1.45%, however, it may be 1.35%, 1.40%, or 1.60% depending on the subaccount. If you purchased your Contract prior to June 23, 2008, the current asset-based insurance charge for the C Class is generally 1.60%, however, it may be 1.50%, 1.55%, or 1.75% depending on the subaccount. If you purchased your Contract prior to June 23, 2008, the current asset-based insurance charge for the XC Class is generally 1.65%, however, it may be 1.55%, 1.60%, or 1.80% depending on the subaccount. (See the “Fee Table.”)

If you purchased your Contract on or after June 23, 2008, the current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class and subaccount. If you purchased your Contract on or after June 23, 2008, the current asset-based insurance charge for the B Class is generally 1.35%, however, it may be 1.25%, 1.30%, or 1.50% depending on the subaccount. If you purchased your Contract on or after June 23, 2008, the current asset-based insurance charge for the L Class is generally 1.55%, however, it may be 1.45%, 1.50%, or 1.70% depending on the subaccount. If you purchased your Contract on or after June 23, 2008, the current asset-based insurance charge for the C Class is generally 1.70%, however, it may be 1.60%, 1.65%, or 1.85% depending on the subaccount. If you purchased your Contract on or after June 23, 2008, the current asset-based insurance charge for the XC Class is generally 1.75%, however, it may be 1.65%, 1.70, or 1.90% depending on the subaccount. (See the “Fee Table.”)

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making available and maintaining subaccounts under the Contract, and performing accounting, regulatory compliance, and reporting functions.

To the extent that a Fund, its investment adviser, or its affiliate pays us or our affiliates compensation that is more or less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we may adjust the current asset-based insurance charge for that subaccount. If we adjust the asset-based insurance charge, for each 0.05% that the compensation we or our affiliates receive exceeds 0.35%, we reduce the asset-based insurance charge for that subaccount by 0.05%. Similarly, for each 0.05% that the compensation we or our affiliates receive is less than 0.35% of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, we increase the asset-based insurance charge by 0.05%. For example, if we receive compensation from a Fund, its investment adviser, or its affiliate of 0.47%, we would decrease the asset-based insurance charge by 0.10%, not 0.12%, to 0.37% for that subaccount. See the “Fee Table” for the current asset-based insurance charge applicable to each subaccount.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. However, we may change the asset-based insurance charge at any time, but it will never exceed the maximum charge of 2.00% for any Class and Subaccount.

Surrender Charge

When Imposed.  We may impose a surrender charge on partial withdrawals and surrenders. The amount of the surrender charge varies by Class. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The surrender charge applies to each subsequent premium payment, as well as the initial payment. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders.”)

The surrender charge equals a percentage of each premium withdrawn. Each premium, whether initial or subsequent, is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

Complete Years Elapsed Since
Each Payment of Premium	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%

The charge is calculated on total premiums withdrawn from the Contract. If the account value at the time of withdrawal is less than your premiums paid in, the charge will still be based on the remaining premiums.

The “free withdrawal amount” is never subject to the surrender charge. Also, currently, we do not impose a surrender charge on amounts withdrawn during any contract year up to the Guaranteed Lifetime Amount while the GMWB rider is in effect. (See “Guaranteed Minimum Withdrawal Benefit,” earlier in this Prospectus.)

For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you have an L Class Contract, elected no optional riders, and made a $10,000 premium payment and due to negative investment experience only $9,500 remained in the Contract when you withdrew it two years later, we would impose a 4.0% charge on $9,000 (which represents the $10,000 premium payment less the $1,000 “free withdrawal amount”). If instead the $10,000 premium payment you made to the Contract grew to $11,000 due to positive investment experience, and you withdrew $600 of gain two years later, and withdrew the remaining $10,400 in a subsequent withdrawal that same contract year (assuming no investment loss or gain between the two withdrawals), we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4.0% surrender charge only on $10,000 of the $10,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted.  For surrenders, we deduct the charge from the amount of your withdrawal request. For partial withdrawals, we deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your account value. The example below shows how this works.

Pro Rata Deductions

You have a C Class Contract with a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Total Return Subaccount. You withdraw $20,000 from the Contract, and the entire $20,000 is subject to a 2.0% surrender charge ($400). Accordingly, $240 (60% of $400) is deducted from the BlackRock Basic Value V.I. Subaccount and $160 (40% of $400) is deducted from the BlackRock Total Return Subaccount.

Contract Fee

We may charge a $50 contract fee on each contract anniversary, upon surrender, or upon annuitization. We will impose this fee if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

The contract fee compensates us for the expenses related to the maintenance of the Contract. We do not deduct the contract fee after the annuity date. The contract fee may be changed, but it will never exceed the maximum fee of $75.

If the contract fee applies, we will deduct it as follows:
• We deduct this fee from your account value on each Contract anniversary before the annuity date.
• We deduct this fee from your account value if you surrender or annuitize the Contract on any date other than a contract anniversary.
• We deduct this fee on a pro rata basis from all subaccounts in which your account value is invested.

Transfer Fee

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer in the contract year. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” “Rebalancing Program,” and “Transfers Among Subaccounts.”)

GMDB Charge

If you elect a GMDB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current and maximum GMDB charge percentages vary according to the type of GMDB that you choose. We have the right to change the current GMDB charge percentage, but it will never exceed the maximum GMDB charge percentage. The amount of the GMDB charge is calculated on each monthaversary by multiplying the GMDB Base by the current annual GMDB charge percentage noted below and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the GMDB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMDB charges. (See “Death Benefit –

Guaranteed Minimum Death Benefit Options” for the definition of the respective GMDB Base values.) The annual GMDB charges are as follows:

Type of GMDB	Current GMDB Charge %	Maximum GMDB Charge %
Return of Premium (all versions)	0.15%	0.40%
Maximum Anniversary Value	0.25%	0.65%
Greater of Maximum Anniversary Value and Roll-Up (Standard version)	0.55%	1.20%
Greater of Maximum Anniversary Value and Roll-up GMDB (GMIB version)	0.65%	1.20%

If the GMDB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any GMDB charge that would be collected on the next quarterversary. We deduct the GMDB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMDB charge regardless of whether the GMDB has any value.

ADB Charge

If you elect the ADB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current annual ADB charge percentage is 0.25%. We have the right to change the current ADB charge percentage, but it will never exceed the maximum ADB charge percentage which is 0.50%. The amount of the ADB charge is calculated on each monthaversary by multiplying the account value by the current annual ADB charge percentage and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the ADB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the ADB charges. If the ADB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the ADB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the ADB charge regardless of whether the ADB has any value.

GMIB Charge

If you elect a GMIB option, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct this charge after the annuity date or the last exercise date. The current and maximum GMIB charge percentages vary according to the type of GMIB that you choose. (See the “Fee Table.”) We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage. The amount of the GMIB charge is calculated on each monthaversary by multiplying the applicable GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Income Benefit” and “Guaranteed Minimum Income Benefit EXTRA” for a definition of the GMIB Base and GMIB EXTRA Base, respectively.) On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

GMWB Charge

If you elect a GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the GMWB charge after GMWB Settlement. The current and maximum GMWB charge percentages vary according to the type of GMWB that you choose. (See the “Fee Table.”) We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Withdrawal Benefit” for the definition of GMWB Base.) Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge. On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMWB charge on a pro rata basis from all subaccounts in which your account value is deducted. We deduct the GMWB charge regardless of whether the GMWB ever reaches GMWB settlement.

Other Charges

Redemption Fee.  We reserve the right to impose a redemption fee upon a transfer from one subaccount to another in jurisdictions where permissible, or to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

Tax Charges.  We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract.”)

Fund Expenses.  In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table.”) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Changes in Contract Charges or Fees.  If we have reserved the right to change a contract charge or fee, any such changes will be applied by Class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses, and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Contract is delivered. Charges after any change will not exceed the maximum charges.

Premium Taxes.  Various jurisdictions impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the annuity value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 4.0%. Although we pay these taxes when due, we won’t deduct them from your account value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that jurisdiction, and the premium tax laws of that jurisdiction.

Contract Credits

Credits may be added to your account value. Currently, we are not adding any credits to your account value. We reserve the right to add, modify, or discontinue any credit at any time in our sole discretion.

Federal Tax Matters

The following summary discussion is based on our understanding of current tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. Your annuity must be independent of any tax-qualified retirement or pension plan and is termed a nonqualified contract. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

Tax Status of the Contract

Diversification Requirements.  Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The Separate Account, through the subaccounts, intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

Required Distributions.  To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

Nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.

Taxation of Annuities

In General.  IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the account value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the account value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

An owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the account value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor. Bonus amounts are not treated as an “investment in the contract.”

Annuity Payments.  Although tax consequences may vary depending on the annuity option selected under an annuity contract, generally, if the owner of the Contract is a natural person or a non-natural person (including a trust) holding as agent for a natural person, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Withdrawals and Surrenders.  The following discussion applies generally to Contracts owned by a natural person: When you take a withdrawal from a Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Although the tax treatment is not clear, if you purchase a GMWB rider and you take a withdrawal from your Contract before the Contract is annuitized, we intend to treat the amount of the withdrawal up to the difference between the greater of:

(1)	your account value immediately before the distribution, or

(2)	your Guaranteed Lifetime Amount immediately before the distribution and your investment in the Contract as a taxable distribution. In certain circumstances, this treatment with respect to a GMWB rider could result in your account value being less than your investment in the Contract after such a withdrawal. If you subsequently surrender your Contract under such circumstances, you would have a loss which may be deductible. Please consult your tax advisor.

See Appendix H for GMWB tax examples.

Taxation of Death Benefit Proceeds.  Amounts, including any ADB, may be paid from a Contract because an owner or annuitant (if an owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a surrender from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if an owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary. If the amount received under the series of substantially equal periodic payments is modified within the first five years, or before age 59 1/2, this exception will no longer apply and the penalty tax will be applied to all amounts previously distributed.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax advisor with regard to exceptions from the penalty tax.

Transfers, Assignments, or Exchanges of a Contract

Transferring or assigning ownership of the Contract, designating an annuitant, designating a payee or beneficiary who is not also the owner, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can choose not to have tax withheld from distributions.

Multiple Contracts

All nonqualified deferred annuity contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Optional Benefit Riders

It is possible that the IRS may take the position that fees deducted for certain optional benefit riders, such as the GMDB, ADB, GMIB, and GMWB riders are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Performance Information

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts for a Class. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount for a Class are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the BlackRock Money Market V.I. Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (other than the BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. We provide average annual total returns for the subaccounts on a Class-specific basis. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes. Total returns do not reflect any rider charges, nor bonus amounts if applicable.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts for each Class. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations on a Class-specific basis. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts for each Class. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly or quarterly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge, any rider charges, and any bonus amounts, if applicable. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

Other Information

Notices and Elections

To be effective all notices, choices, and changes you make under the Contract must be in writing and signed, and be received at our Service Center, unless we have authorized you to use another method. Such communication must be provided by you or your representative, if authorized by you in writing. If you have submitted a telephone authorization form, you may make the following choices via telephone:

(1)	Transfers;

(2)	premium allocation instructions;

(3)	withdrawals, other than full surrenders; and

(4)	requests to change the annuity date.

We will use reasonable procedures to confirm that a telephone request is genuine. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We do not have any liability if we act on a request that we reasonably believe is genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot guarantee reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the account value and the surrender value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Material Conflicts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Separate Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

Changes to the Separate Account

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (‘‘Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through its registered representatives (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Merrill Lynch Life Agencies are wholly owned subsidiaries of Distributor.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors and District Annuity Specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Each District Annuity Specialist provides training and marketing support to Financial Advisors in a specific geographic region and is compensated based on sales of the Contracts in that region.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.25% of each premium and up to 1.20% of account value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of account value. The maximum commission payable to Financial Advisors for Contract sales is 2.30% (less for L and C Class Contracts) of each premium and up to 0.51% of account value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of account value not subject to a surrender charge. The amount of commissions will vary by Class, but will not exceed the maximum amounts listed above. The maximum amount of compensation that may be paid to District Annuity Specialists is 0.13% of each premium.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. District Annuity Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and District Annuity Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet its obligations under the Contract.

Experts

The financial statements of Merrill Lynch Life Insurance Company as of December 31, 2007 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March   , 2008 and the financial statements of the Merrill Lynch Life Variable Annuity Separate

Account A as of December 31, 2007, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March   , 2008, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young, LLP is 5 Times Square, New York, NY 10036.

The financial statements of Merrill Lynch Life Insurance Company as of December 31, 2006, and for each of the two years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March   , 2008 (which report expresses an unqualified opinion and includes an explanatory paragraph for the change in accounting method in 2004 for long-duration contracts to conform to Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long Duration Contracts and for Separate Accounts”), and the financial statements of the Merrill Lynch Life Variable Annuity Separate Account A as of December 31, 2006, and for the one year in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March   , 2008, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

Legal Matters

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

[To be updated by amendment]
ACCUMULATION UNIT VALUES1

(Condensed Financial Information)

Class B

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value 3/4/2005 to 12/31/2005	$11.28	$11.56	2303.1123
1/1/2006 to 12/31/2006	$11.56	$12.92	2310.1675
AIM V.I. Mid Cap Core Equity 3/4/2005 to 12/31/2005	$11.09	$11.46	3087.3237
1/1/2006 to 12/31/2006	$11.46	$12.59	15769.1748
AllianceBernstein VPS Small/Mid Cap Value 3/4/2005 to 12/31/2005	$11.33	$11.75	200780.9566
1/1/2006 to 12/31/2006	$11.75	$13.28	407621.2814
AllianceBernstein VPS Value 3/4/2005 to 12/31/2005	$11.19	$11.40	13518.4997
1/1/2006 to 12/31/2006	$11.40	$13.66	24591.5643
American Century VP Ultra 3/4/2005 to 12/31/2005	$10.80	$11.07	3170.2488
1/1/2006 to 12/31/2006	$11.07	$10.58	5898.4598
AFIS Asset Allocation Fund 3/4/2005 to 12/31/2005	$10.65	$11.29	64683.7661
1/1/2006 to 12/31/2006	$11.29	$12.77	190779.6756
AFIS Bond Fund 3/4/2005 to 12/31/2005	$10.20	$10.19	247518.6342
1/1/2006 to 12/31/2006	$10.19	$10.75	927642.3366
AFIS Growth Fund 3/4/2005 to 12/31/2005	$11.18	$12.63	583605.8975
1/1/2006 to 12/31/2006	$12.63	$13.73	1345997.121
AFIS Growth-Income Fund 3/4/2005 to 12/31/2005	$10.86	$11.25	152457.3625
1/1/2006 to 12/31/2006	$11.25	$12.78	315618.502
AFIS International Fund 3/4/2005 to 12/31/2005	$11.62	$13.45	263225.4488
1/1/2006 to 12/31/2006	$13.45	$15.78	756287.3447
BlackRock Basic Value V.I. 3/4/2005 to 12/31/2005	$11.01	$11.05	55919.9715
1/1/2006 to 12/31/2006	$11.05	$13.30	83899.9372
BlackRock Total Return. 3/4/2005 to 12/31/2005	$10.11	$10.16	24574.0961
1/1/2006 to 12/31/2006	$10.16	$10.48	108423.8327
BlackRock Money Market V.I. 3/4/2005 to 12/31/2005	$10.01	$10.15	110538.4074
1/1/2006 to 12/31/2006	$10.15	$10.48	251519.2697
BlackRock Fundamental Growth V.I. 3/4/2005 to 12/31/2005	$10.87	$11.48	26054.4946
1/1/2006 to 12/31/2006	$11.48	$11.86	43521.2571

1  Subaccount names reflected in this Accumulation Unit Values Table are the effective names as of December 31, 2006. Each subaccount may have operated under different names in the past.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Global Allocation V.I. 3/4/2005 to 12/31/2005	$11.19	$11.91	205269.0519
1/1/2006 to 12/31/2006	$11.91	$13.70	521250.5683
BlackRock Government Income V.I. 3/4/2005 to 12/31/2005	$10.09	$10.26	3576.8973
1/1/2006 to 12/31/2006	$10.26	$10.53	20234.4447
BlackRock High Income V.I. 3/4/2005 to 12/31/2005	$10.48	$10.44	12863.6639
1/1/2006 to 12/31/2006	$10.44	$11.29	43424.832
BlackRock S&P 500 Index V.I. 3/4/2005 to 12/31/2005	$10.98	$11.23	14706.8801
1/1/2006 to 12/31/2006	$11.23	$12.81	58706.999
BlackRock International Value V.I. 3/4/2005 to 12/31/2005	$12.03	$12.75	35219.4962
1/1/2006 to 12/31/2006	$12.75	$16.10	78536.3555
BlackRock Large Cap Core V.I. 3/4/2005 to 12/31/2005	$11.75	$12.57	86042.5379
1/1/2006 to 12/31/2006	$12.57	$14.25	181649.2822
BlackRock Large Cap Growth V.I. 3/4/2005 to 12/31/2005	$11.24	$12.25	11766.4363
1/1/2006 to 12/31/2006	$12.25	$12.97	33643.6211
BlackRock Large Cap Value V.I. 3/4/2005 to 12/31/2005	$12.01	$12.92	150316.7659
1/1/2006 to 12/31/2006	$12.92	$14.80	129814.1758
BlackRock Value Opportunities V.I. 3/4/2005 to 12/31/2005	$11.06	$12.07	31298.9917
1/1/2006 to 12/31/2006	$12.07	$13.44	63754.2297
BlackRock Equity Dividend 3/4/2005 to 12/31/2005	$10.74	$11.27	0
1/1/2006 to 12/31/2006	$11.27	$13.30	27968.2482
BlackRock Global SmallCap 3/4/2005 to 12/31/2005	$10.54	$11.44	24724.264
1/1/2006 to 12/31/2006	$11.44	$13.33	85506.9193
BlackRock International Index 3/4/2005 to 12/31/2005	$10.46	$11.35	8052.5479
1/1/2006 to 12/31/2006	$11.35	$14.12	17720.5543
BlackRock Short-Term Bond 3/4/2005 to 12/31/2005	$9.96	$10.00	147095.0266
1/1/2006 to 12/31/2006	$10.00	$10.35	47324.7355
BlackRock Mid Cap Value Opportunities 3/4/2005 to 12/31/2005	$10.15	$11.19	6548.581
1/1/2006 to 12/31/2006	$11.19	$12.53	13351.4846
BlackRock Small Cap Index 3/4/2005 to 12/31/2005	$10.05	$10.46	20625.62
1/1/2006 to 12/31/2006	$10.46	$12.14	31048.0003

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Cohen & Steers VIF Realty 3/4/2005 to 12/31/2005	$9.98	$11.80	90791.6202
1/1/2006 to 12/31/2006	$11.80	$15.85	173745.2586
Davis Value 3/4/2005 to 12/31/2005	$11.13	$11.69	61843.8852
1/1/2006 to 12/31/2006	$11.69	$13.28	504598.4384
Dreyfus VIF Appreciation 3/4/2005 to 12/31/2005	$11.07	$10.98	272386.6792
1/1/2006 to 12/31/2006	$10.98	$12.62	382794.7045
Eaton Vance Floating-Rate Income 3/4/2005 to 12/31/2005	$10.12	$10.33	156214.9084
1/1/2006 to 12/31/2006	$10.33	$10.77	450630.1219
Federated Capital Appreciation 3/4/2005 to 12/31/2005	$10.97	$10.91	115.5471
1/1/2006 to 12/31/2006	$10.91	$12.53	5564.2513
Federated Kaufmann 3/4/2005 to 12/31/2005	$11.36	$12.55	20458.0763
1/1/2006 to 12/31/2006	$12.55	$14.23	44043.3509
Templeton Foreign Securities 3/4/2005 to 12/31/2005	$11.67	$12.34	72692.5801
1/1/2006 to 12/31/2006	$12.34	$14.81	111995.9968
Templeton Growth Securities 3/4/2005 to 12/31/2005	$11.48	$11.94	110227.3038
1/1/2006 to 12/31/2006	$11.94	$14.38	35083.4847
Roszel/Delaware Trend 3/4/2005 to 12/31/2005	$10.37	$11.45	5996.6208
1/1/2006 to 12/31/2006	$11.45	$12.17	10922.6528
Roszel/JPMorgan Multi-Cap Market Neutral 6/30/2006[2] to 12/31/2006	$9.99	$10.16	312627.8246
Roszel/JPMorgan Small Cap Growth 3/4/2005 to 12/31/2005	$10.93	$11.58	5776.9613
1/1/2006 to 12/31/2006	$11.58	$13.23	15619.9684
Roszel/Lord Abbett Affiliated 3/4/2005 to 12/31/2005	$11.12	$11.25	40512.5704
1/1/2006 to 12/31/2006	$11.25	$13.06	284136.8835
Roszel/Lord Abbett Bond Debenture 3/4/2005 to 12/31/2005	$10.52	$10.55	25933.1244
1/1/2006 to 12/31/2006	$10.55	$11.37	38451.1425
Roszel/Lord Abbett Mid Cap Value 3/4/2005 to 12/31/2005	$11.53	$12.09	45491.4394
1/1/2006 to 12/31/2006	$12.09	$13.39	64519.539
Roszel/Allianz CCM Capital Appreciation 3/4/2005 to 12/31/2005	$11.44	$12.05	5571.188
1/1/2006 to 12/31/2006	$12.05	$12.67	5519.4119
Roszel/Allianz NFJ Small Cap Value 3/4/2005 to 12/31/2005	$11.62	$12.22	51358.9093
1/1/2006 to 12/31/2006	$12.22	$14.71	84775.9388

[2]	Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Marsico Large Cap Growth
5/1/2006[2] to 12/31/2006	$10.06	$10.18	9243.511
Roszel/Seligman Mid Cap Growth 3/4/2005 to 12/31/2005	$11.19	$12.12	8992.7757
1/1/2006 to 12/31/2006	$12.12	$12.65	16296.744
Oppenheimer Capital Appreciation 3/4/2005 to 12/31/2005	$10.77	$11.22	22172.9016
1/1/2006 to 12/31/2006	$11.22	$11.94	34444.7245
Oppenheimer Main Street/VA 3/4/2005 to 12/31/2005	$10.97	$11.33	0
1/1/2006 to 12/31/2006	$11.33	$12.86	1080.0345
Oppenheimer Main Street Small Cap/VA 3/4/2005 to 12/31/2005	$11.52	$12.38	51438.5832
1/1/2006 to 12/31/2006	$12.38	$14.03	16222.9741
Pioneer Emerging Markets VCT 5/1/2006[2] to 12/31/2006	$11.05	$11.98	25444.9665
Pioneer Fund VCT 3/4/2005 to 12/31/2005	$11.05	$11.39	181569.4594
1/1/2006 to 12/31/2006	$11.39	$13.11	684876.7604
Pioneer High Yield VCT 3/4/2005 to 12/31/2005	$10.38	$10.34	33721.8185
1/1/2006 to 12/31/2006	$10.34	$11.06	47344.6199
Pioneer Small Cap Value VCT 3/4/2005 to 12/31/2005	$11.31	$12.30	4691.1117
1/1/2006 to 12/31/2006	$12.30	$13.88	25635.0577
Premier VIT OpCap Renaissance 3/4/2005 to 12/31/2005	$10.93	$10.74	840.9018
1/1/2006 to 12/31/2006	$10.74	$11.82	1025.3198
Pimco CommodityRealReturn Strategy 3/4/2005 to 12/31/2005	$10.63	$11.44	127839.9274
1/1/2006 to 12/31/2006	$11.44	$10.94	320099.1094
Pimco Real Return 3/4/2005 to 12/31/2005	$10.25	$10.32	30602.7224
1/1/2006 to 12/31/2006	$10.32	$10.27	52592.8581
Pimco Total Return 3/4/2005 to 12/31/2005	$10.11	$10.22	667919.7173
1/1/2006 to 12/31/2006	$10.22	$10.48	1330722.636
Van Kampen Comstock 3/4/2005 to 12/31/2005	$11.03	$11.24	277697.398
1/1/2006 to 12/31/2006	$11.24	$12.91	105407.4482
Wanger U.S. Smaller Companies 3/4/2005 to 12/31/2005	$11.56	$12.54	98205.2225
1/1/2006 to 12/31/2006	$12.54	$13.36	366199.7416

[2]	Available for allocations of premiums or contract value effective following the close of business.

Class L

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value 3/4/2005 to 12/31/2005	$11.27	$11.53	5378.8771
1/1/2006 to 12/31/2006	$11.53	$12.86	12629.9175
AIM V.I. Mid Cap Core Equity 3/4/2005 to 12/31/2005	$11.08	$11.43	25972.8925
1/1/2006 to 12/31/2006	$11.43	$12.53	52267.242
AllianceBernstein VPS Small/Mid Cap Value 3/4/2005 to 12/31/2005	$11.32	$11.72	332368.5633
1/1/2006 to 12/31/2006	$11.72	$13.22	688607.1639
AllianceBernstein VPS Value 3/4/2005 to 12/31/2005	$11.18	$11.38	7363.2931
1/1/2006 to 12/31/2006	$11.38	$13.60	12986.2787
American Century VP Ultra 3/4/2005 to 12/31/2005	$10.79	$11.04	2610.6528
1/1/2006 to 12/31/2006	$11.04	$10.53	4176.2155
AFIS Asset Allocation Fund 3/4/2005 to 12/31/2005	$10.64	$11.26	263447.7799
1/1/2006 to 12/31/2006	$11.26	$12.71	338593.9718
AFIS Bond Fund 3/4/2005 to 12/31/2005	$10.19	$10.16	354335.4766
1/1/2006 to 12/31/2006	$10.16	$10.70	1428767.985
AFIS Growth Fund 3/4/2005 to 12/31/2005	$11.17	$12.60	1007070.524
1/1/2006 to 12/31/2006	$12.60	$13.67	2373020.445
AFIS Growth-Income Fund 3/4/2005 to 12/31/2005	$10.85	$11.22	220604.117
1/1/2006 to 12/31/2006	$11.22	$12.73	473450.3971
AFIS International Fund 3/4/2005 to 12/31/2005	$11.61	$13.42	431659.3666
1/1/2006 to 12/31/2006	$13.42	$15.71	1296340.166
BlackRock Basic Value V.I. 3/4/2005 to 12/31/2005	$11.00	$11.02	34299.6969
1/1/2006 to 12/31/2006	$11.02	$13.24	60370.1932
BlackRock Bond V.I. 3/4/2005 to 12/31/2005	$10.10	$10.13	74810.1293
1/1/2006 to 12/31/2006	$10.13	$10.43	193101.1405
BlackRock Money Market V.I. 3/4/2005 to 12/31/2005	$10.01	$10.12	221994.8563
1/1/2006 to 12/31/2006	$10.12	$10.43	732117.9151
BlackRock Fundamental Growth V.I. 3/4/2005 to 12/31/2005	$10.86	$11.45	23735.1016
1/1/2006 to 12/31/2006	$11.45	$11.80	53253.5725
BlackRock Global Allocation V.I. 3/4/2005 to 12/31/2005	$11.18	$11.88	241330.1781
1/1/2006 to 12/31/2006	$11.88	$13.64	641238.0789
BlackRock Government Income V.I. 3/4/2005 to 12/31/2005	$10.09	$10.23	10924.537
1/1/2006 to 12/31/2006	$10.23	$10.48	15739.3923

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock High Income V.I. 3/4/2005 to 12/31/2005	$10.47	$10.41	28038.8631
1/1/2006 to 12/31/2006	$10.41	$11.24	45775.5058
BlackRock S&P 500 Index V.I. 3/4/2005 to 12/31/2005	$10.97	$11.20	60708.5457
1/1/2006 to 12/31/2006	$11.20	$12.75	66740.2142
BlackRock International Value V.I. 3/4/2005 to 12/31/2005	$12.02	$12.72	38336.7921
1/1/2006 to 12/31/2006	$12.72	$16.03	95551.0265
BlackRock Large Cap Core V.I. 3/4/2005 to 12/31/2005	$11.75	$12.54	117090.9609
1/1/2006 to 12/31/2006	$12.54	$14.18	249738.0546
BlackRock Large Cap Growth V.I. 3/4/2005 to 12/31/2005	$11.23	$12.22	30549.6985
1/1/2006 to 12/31/2006	$12.22	$12.91	99579.9228
BlackRock Large Cap Value V.I. 3/4/2005 to 12/31/2005	$12.00	$12.88	297220.3146
1/1/2006 to 12/31/2006	$12.88	$14.73	165990.991
BlackRock Value Opportunities V.I. 3/4/2005 to 12/31/2005	$11.05	$12.04	16036.8838
1/1/2006 to 12/31/2006	$12.04	$13.38	29132.2845
BlackRock Equity Dividend 3/4/2005 to 12/31/2005	$10.73	$11.25	17980.0209
1/1/2006 to 12/31/2006	$11.25	$13.24	36295.6035
BlackRock Global SmallCap 3/4/2005 to 12/31/2005	$10.53	$11.42	23919.744
1/1/2006 to 12/31/2006	$11.42	$13.28	63048.7992
BlackRock International Index 3/4/2005 to 12/31/2005	$10.45	$11.33	2720.6022
1/1/2006 to 12/31/2006	$11.33	$14.07	33183.6899
BlackRock Short-Term-Bond 3/4/2005 to 12/31/2005	$9.96	$9.98	164027.0132
1/1/2006 to 12/31/2006	$9.98	$10.31	26426.7657
BlackRock Mid Cap Value Opportunities 3/4/2005 to 12/31/2005	$10.14	$11.17	2001.4301
1/1/2006 to 12/31/2006	$11.17	$12.48	16507.3866
BlackRock Small Cap Index 3/4/2005 to 12/31/2005	$10.04	$10.43	13709.0727
1/1/2006 to 12/31/2006	$10.43	$12.10	25726.2437

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Cohen & Steers VIF Realty 3/4/2005 to 12/31/2005	$9.98	$11.78	184853.2959
1/1/2006 to 12/31/2006	$11.78	$15.79	360543.9799
Davis Value 3/4/2005 to 12/31/2005	$11.13	$11.66	168465.7883
1/1/2006 to 12/31/2006	$11.66	$13.22	985841.6387
Dreyfus VIF Appreciation 3/4/2005 to 12/31/2005	$11.06	$10.96	569603.7836
1/1/2006 to 12/31/2006	$10.96	$12.56	748883.5274
Eaton Vance Floating-Rate Income 3/4/2005 to 12/31/2005	$10.11	$10.30	283483.8457
1/1/2006 to 12/31/2006	$10.30	$10.72	788467.2664
Federated Capital Appreciation 3/4/2005 to 12/31/2005	$10.96	$10.89	0
1/1/2006 to 12/31/2006	$10.89	$12.47	1108.8928
Federated Kaufmann 3/4/2005 to 12/31/2005	$11.35	$12.51	46003.7619
1/1/2006 to 12/31/2006	$12.51	$14.17	107028.548
Templeton Foreign Securities 3/4/2005 to 12/31/2005	$11.66	$12.31	88191.1934
1/1/2006 to 12/31/2006	$12.31	$14.75	211995.7502
Templeton Growth Securities 3/4/2005 to 12/31/2005	$11.47	$11.91	229012.9189
1/1/2006 to 12/31/2006	$11.91	$14.32	79066.9754
Roszel/Delaware Trend 3/4/2005 to 12/31/2005	$10.36	$11.42	15849.4377
1/1/2006 to 12/31/2006	$11.42	$12.11	18920.7847
Roszel/JPMorgan Multi-Cap Market Neutral 6/30/2006[2] to 12/31/2006	$9.99	$10.15	576914.2956
Roszel/JPMorgan Small Cap Growth 3/4/2005 to 12/31/2005	$10.92	$11.55	16357.4802
1/1/2006 to 12/31/2006	$11.55	$13.17	25849.6177
Roszel/Lord Abbett Affiliated 3/4/2005 to 12/31/2005	$11.11	$11.22	39762.6576
1/1/2006 to 12/31/2006	$11.22	$13.00	481215.3986
Roszel/Lord Abbett Bond Debenture 3/4/2005 to 12/31/2005	$10.51	$10.52	47444.3302
1/1/2006 to 12/31/2006	$10.52	$11.32	68450.7368
Roszel/Lord Abbett Mid Cap Value 3/4/2005 to 12/31/2005	$11.52	$12.06	76985.7235
1/1/2006 to 12/31/2006	$12.06	$13.33	127488.4635
Roszel/Allianz CCM Capital Appreciation 3/4/2005 to 12/31/2005	$11.43	$12.02	1782.4532
1/1/2006 to 12/31/2006	$12.02	$12.61	1957.8866

[2]	Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Allianz NFJ Small Cap Value 3/4/2005 to 12/31/2005	$11.61	$12.19	66186.1951
1/1/2006 to 12/31/2006	$12.19	$14.64	118587.3574
Roszel/Marsico Large Cap Growth 5/1/2006[2] to 12/31/2006	$10.05	$10.16	39728.7942
Roszel/Seligman Mid Cap Growth 3/4/2005 to 12/31/2005	$11.18	$12.09	7984.6858
1/1/2006 to 12/31/2006	$12.09	$12.59	13734.1148
Oppenheimer Capital Appreciation 3/4/2005 to 12/31/2005	$10.76	$11.19	16741.0044
1/1/2006 to 12/31/2006	$11.19	$11.89	33684.1417
Oppenheimer Main Street/VA 3/4/2005 to 12/31/2005	$10.96	$11.30	10518.6749
1/1/2006 to 12/31/2006	$11.30	$12.80	12103.5025
Oppenheimer Main Street Small Cap/VA 3/4/2005 to 12/31/2005	$11.51	$12.35	90298.9536
1/1/2006 to 12/31/2006	$12.35	$13.97	35810.8638
Pioneer Emerging Markets VCT
5/1/2006[2] to 12/31/2006	$11.05	$11.96	25902.1773
Pioneer Fund VCT 3/4/2005 to 12/31/2005	$11.04	$11.37	355323.2795
1/1/2006 to 12/31/2006	$11.37	$13.05	1299288.446
Pioneer High Yield VCT 3/4/2005 to 12/31/2005	$10.37	$10.31	54164.5149
1/1/2006 to 12/31/2006	$10.31	$11.01	73063.6625
Pioneer Small Cap Value VCT 3/4/2005 to 12/31/2005	$11.30	$12.27	14615.0169
1/1/2006 to 12/31/2006	$12.27	$13.81	16834.0209
Premier VIT OpCap Renaissance 3/4/2005 to 12/31/2005	$10.93	$10.72	3196.0745
1/1/2006 to 12/31/2006	$10.72	$11.77	3391.8897
Pimco CommodityRealReturn Strategy 3/4/2005 to 12/31/2005	$10.62	$11.41	290140.3238
1/1/2006 to 12/31/2006	$11.41	$10.89	630191.9846
Pimco Real Return 3/4/2005 to 12/31/2005	$10.24	$10.30	78974.2965
1/1/2006 to 12/31/2006	$10.30	$10.22	124547.5343
Pimco Total Return 3/4/2005 to 12/31/2005	$10.10	$10.20	1284254.477
1/1/2006 to 12/31/2006	$10.20	$10.44	2415318.253
Van Kampen Comstock 3/4/2005 to 12/31/2005	$11.02	$11.21	532984.4895
1/1/2006 to 12/31/2006	$11.21	$12.85	241969.1685
Wanger U.S. Smaller Companies 3/4/2005 to 12/31/2005	$11.55	$12.51	179206.0146
1/1/2006 to 12/31/2006	$12.51	$13.30	697284.2287

[2]	Available for allocations of premiums or contract value effective following the close of business.

Class C

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value 3/4/2005 to 12/31/2005	$11.27	$11.51	2188.3007
1/1/2006 to 12/31/2006	$11.51	$12.82	2179.2808
AIM V.I. Mid Cap Core Equity 3/4/2005 to 12/31/2005	$11.07	$11.41	4269.961
1/1/2006 to 12/31/2006	$11.41	$12.49	3681.9491
AllianceBernstein VPS Small/Mid Cap Value 3/4/2005 to 12/31/2005	$11.32	$11.70	90691.9764
1/1/2006 to 12/31/2006	$11.70	$13.17	158548.7411
AllianceBernstein VPS Value 3/4/2005 to 12/31/2005	$11.17	$11.35	4648.5246
1/1/2006 to 12/31/2006	$11.35	$13.56	5263.42
American Century VP Ultra 3/4/2005 to 12/31/2005	$10.78	$11.02	7306.028
1/1/2006 to 12/31/2006	$11.02	$10.49	8663.1215
AFIS Asset Allocation Fund 3/4/2005 to 12/31/2005	$10.63	$11.24	25239.3872
1/1/2006 to 12/31/2006	$11.24	$12.67	41785.0984
AFIS Bond Fund 3/4/2005 to 12/31/2005	$10.18	$10.14	64386.8015
1/1/2006 to 12/31/2006	$10.14	$10.66	361370.7994
AFIS Growth Fund 3/4/2005 to 12/31/2005	$11.17	$12.58	209140.0639
1/1/2006 to 12/31/2006	$12.58	$13.62	455562.951
AFIS Growth-Income Fund 3/4/2005 to 12/31/2005	$10.84	$11.20	36224.2057
1/1/2006 to 12/31/2006	$11.20	$12.68	72476.1631
AFIS International Fund 3/4/2005 to 12/31/2005	$11.60	$13.39	110128.3255
1/1/2006 to 12/31/2006	$13.39	$15.66	287159.3533
BlackRock Basic Value V.I. 3/4/2005 to 12/31/2005	$10.99	$11.00	1561.7261
1/1/2006 to 12/31/2006	$11.00	$13.19	10786.6595
BlackRock Bond V.I. 3/4/2005 to 12/31/2005	$10.09	$10.12	6255.2325
1/1/2006 to 12/31/2006	$10.12	$10.39	42924.0189
BlackRock Money Market V.I. 3/4/2005 to 12/31/2005	$10.00	$10.10	164735.483
1/1/2006 to 12/31/2006	$10.10	$10.39	260272.5424
BlackRock Fundamental Growth V.I. 3/4/2005 to 12/31/2005	$10.85	$11.43	8184.8887
1/1/2006 to 12/31/2006	$11.43	$11.76	36141.315
BlackRock Global Allocation V.I. 3/4/2005 to 12/31/2005	$11.17	$11.86	110222.6
1/1/2006 to 12/31/2006	$11.86	$13.60	346309.9477
BlackRock Government Income V.I. 3/4/2005 to 12/31/2005	$10.08	$10.21	11111.0177
1/1/2006 to 12/31/2006	$10.21	$10.44	34919.8929

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock High Income V.I. 3/4/2005 to 12/31/2005	$10.47	$10.39	3150.6358
1/1/2006 to 12/31/2006	$10.39	$11.20	9442.2648
BlackRock S&P 500 Index V.I. 3/4/2005 to 12/31/2005	$10.97	$11.18	17457.7228
1/1/2006 to 12/31/2006	$11.18	$12.71	19382.7941
BlackRock International Value V.I. 3/4/2005 to 12/31/2005	$12.01	$12.69	13669.3608
1/1/2006 to 12/31/2006	$12.69	$15.98	39968.8102
BlackRock Large Cap Core V.I. 3/4/2005 to 12/31/2005	$11.74	$12.52	21707.5322
1/1/2006 to 12/31/2006	$12.52	$14.13	85571.4922
BlackRock Large Cap Growth V.I. 3/4/2005 to 12/31/2005	$11.22	$12.19	53552.9172
1/1/2006 to 12/31/2006	$12.19	$12.86	100507.4159
BlackRock Large Cap Value V.I. 3/4/2005 to 12/31/2005	$11.99	$12.86	109742.2603
1/1/2006 to 12/31/2006	$12.86	$14.68	57418.4542
BlackRock Value Opportunities V.I. 3/4/2005 to 12/31/2005	$11.04	$12.01	6167.0847
1/1/2006 to 12/31/2006	$12.01	$13.34	5400.9767
BlackRock Equity Dividend 3/4/2005 to 12/31/2005	$10.73	$11.23	8921.0924
1/1/2006 to 12/31/2006	$11.23	$13.20	10229.7286
BlackRock Global SmallCap 3/4/2005 to 12/31/2005	$10.53	$11.40	8827.8799
1/1/2006 to 12/31/2006	$11.40	$13.24	19222.1178
BlackRock International Index 3/4/2005 to 12/31/2005	$10.45	$11.31	62566.987
1/1/2006 to 12/31/2006	$11.31	$14.03	41007.8287
BlackRock Short-Term Bond 3/4/2005 to 12/31/2005	$9.96	$9.97	54005.3346
1/1/2006 to 12/31/2006	$9.97	$10.28	60783.9285
BlackRock Mid Cap Value Opportunities 3/4/2005 to 12/31/2005	$10.14	$11.15	4826.7626
1/1/2006 to 12/31/2006	$11.15	$12.44	6374.3904
BlackRock Small Cap Index 3/4/2005 to 12/31/2005	$10.04	$10.42	6570.2003
1/1/2006 to 12/31/2006	$10.42	$12.06	9177.1811
Cohen & Steers VIF Realty 3/4/2005 to 12/31/2005	$9.97	$11.76	43461.33
1/1/2006 to 12/31/2006	$11.76	$15.74	77006.0365
Davis Value 3/4/2005 to 12/31/2005	$11.12	$11.64	52892.9183
1/1/2006 to 12/31/2006	$11.64	$13.18	261522.4688

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Dreyfus VIF Appreciation 3/4/2005 to 12/31/2005	$11.06	$10.93	128987.7181
1/1/2006 to 12/31/2006	$10.93	$12.52	168317.6468
Eaton Vance Floating-Rate Income 3/4/2005 to 12/31/2005	$10.10	$10.28	73823.4395
1/1/2006 to 12/31/2006	$10.28	$10.69	229899.9327
Federated Capital Appreciation 3/4/2005 to 12/31/2005	$10.95	$10.87	2055.5192
1/1/2006 to 12/31/2006	$10.87	$12.43	5384.6738
Federated Kaufmann 3/4/2005 to 12/31/2005	$11.34	$12.49	15751.4051
1/1/2006 to 12/31/2006	$12.49	$14.12	27615.2902
Templeton Foreign Securities 3/4/2005 to 12/31/2005	$11.65	$12.28	39061.3829
1/1/2006 to 12/31/2006	$12.28	$14.70	62958.7394
Templeton Growth Securities 3/4/2005 to 12/31/2005	$11.46	$11.89	39999.247
1/1/2006 to 12/31/2006	$11.89	$14.27	11185.4297
Roszel/Delaware Trend 3/4/2005 to 12/31/2005	$10.35	$11.40	10981.7809
1/1/2006 to 12/31/2006	$11.40	$12.07	17074.2784
Roszel/JPMorgan Multi-Cap Market Neutral 6/30/2006[2] to 12/31/2006	$9.99	$10.14	134626.5255
Roszel/JPMorgan Small Cap Growth 3/4/2005 to 12/31/2005	$10.91	$11.53	6540.6976
1/1/2006 to 12/31/2006	$11.53	$13.12	9572.0424
Roszel/Lord Abbett Affiliated 3/4/2005 to 12/31/2005	$11.10	$11.20	11185.5418
1/1/2006 to 12/31/2006	$11.20	$12.96	121080.4517
Roszel/Lord Abbett Bond Debenture 3/4/2005 to 12/31/2005	$10.50	$10.50	20883.6057
1/1/2006 to 12/31/2006	$10.50	$11.28	27850.8727
Roszel/Lord Abbett Mid Cap Value 3/4/2005 to 12/31/2005	$11.51	$12.04	29707.5211
1/1/2006 to 12/31/2006	$12.04	$13.29	54410.8961
Roszel/Allianz CCM Capital Appreciation 3/4/2005 to 12/31/2005	$11.43	$11.99	0
1/1/2006 to 12/31/2006	$11.99	$12.57	0
Roszel/Allianz NFJ Small Cap Value 3/4/2005 to 12/31/2005	$11.60	$12.17	21527.0628
1/1/2006 to 12/31/2006	$12.17	$14.59	43564.3683
Roszel/Marsico Large Cap Growth 5/1/2006[2] to 12/31/2006	$10.05	$10.15	12328.1635

[2]	Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Seligman Mid Cap Growth 3/4/2005 to 12/31/2005	$11.17	$12.07	2084.0174
1/1/2006 to 12/31/2006	$12.07	$12.55	5011.7588
Oppenheimer Capital Appreciation 3/4/2005 to 12/31/2005	$10.75	$11.17	6166.8349
1/1/2006 to 12/31/2006	$11.17	$11.85	9097.7789
Oppenheimer Main Street/VA
3/4/2005 to 12/31/2005	$10.95	$11.28	3878.9727
1/1/2006 to 12/31/2006	$11.28	$12.76	5842.5374
Oppenheimer Main Street Small Cap/VA
3/4/2005 to 12/31/2005	$11.50	$12.32	20895.0294
1/1/2006 to 12/31/2006	$12.32	$13.92	13442.5473
Pioneer Emerging Markets VCT
5/1/2006[2] to 12/31/2006	$11.04	$11.94	8605.5574
Pioneer Fund VCT
3/4/2005 to 12/31/2005	$11.03	$11.35	67498.1735
1/1/2006 to 12/31/2006	$11.35	$13.00	288107.5085
Pioneer High Yield VCT
3/4/2005 to 12/31/2005	$10.37	$10.29	38967.4081
1/1/2006 to 12/31/2006	$10.29	$10.97	20512.459
Pioneer Small Cap Value VCT
3/4/2005 to 12/31/2005	$11.30	$12.25	1161.307
1/1/2006 to 12/31/2006	$12.25	$13.77	5610.2518
Premier VIT OpCap Renaissance
3/4/2005 to 12/31/2005	$10.92	$10.70	384.0879
1/1/2006 to 12/31/2006	$10.70	$11.73	0
Pimco CommodityRealReturn Strategy
3/4/2005 to 12/31/2005	$10.61	$11.39	106711.2096
1/1/2006 to 12/31/2006	$11.39	$10.86	172217.4904
Pimco Real Return
3/4/2005 to 12/31/2005	$10.23	$10.28	29611.4333
1/1/2006 to 12/31/2006	$10.28	$10.19	44612.4511
Pimco Total Return
3/4/2005 to 12/31/2005	$10.09	$10.18	321453.7467
1/1/2006 to 12/31/2006	$10.18	$10.40	612987.6404
Van Kampen Comstock
3/4/2005 to 12/31/2005	$11.01	$11.19	118166.7764
1/1/2006 to 12/31/2006	$11.19	$12.81	50234.425
Wanger U.S. Smaller Companies
3/4/2005 to 12/31/2005	$11.54	$12.49	38124.9833
1/1/2006 to 12/31/2006	$12.49	$13.26	149876.7977

[2]	Available for allocations of premiums or contract value effective following the close of business.

Class XC

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

AIM V.I. Basic Value
3/4/2005 to 12/31/2005	$11.27	$11.50	32781.4677
1/1/2006 to 12/31/2006	$11.50	$12.80	37044.8888
AIM V.I. Mid Cap Core Equity
3/4/2005 to 12/31/2005	$11.07	$11.40	51522.9811
1/1/2006 to 12/31/2006	$11.40	$12.48	88800.0177
AllianceBernstein VPS Small/Mid Cap Value
3/4/2005 to 12/31/2005	$11.31	$11.69	322104.4602
1/1/2006 to 12/31/2006	$11.69	$13.16	686595.9813
AllianceBernstein VPS Value
3/4/2005 to 12/31/2005	$11.17	$11.35	0
1/1/2006 to 12/31/2006	$11.35	$13.54	19522.3077
American Century VP Ultra
3/4/2005 to 12/31/2005	$10.78	$11.02	6181.6654
1/1/2006 to 12/31/2006	$11.02	$10.48	31403.8971
AFIS Asset Allocation Fund
3/4/2005 to 12/31/2005	$10.63	$11.23	157217.4492
1/1/2006 to 12/31/2006	$11.23	$12.65	231591.4818
AFIS Bond Fund
3/4/2005 to 12/31/2005	$10.18	$10.14	446521.311
1/1/2006 to 12/31/2006	$10.14	$10.65	1762982.099
AFIS Growth Fund
3/4/2005 to 12/31/2005	$11.16	$12.57	827144.3532
1/1/2006 to 12/31/2006	$12.57	$13.61	2182155.767
AFIS Growth-Income Fund
3/4/2005 to 12/31/2005	$10.84	$11.20	309460.9329
1/1/2006 to 12/31/2006	$11.20	$12.67	592264.4628
AFIS International Fund
3/4/2005 to 12/31/2005	$11.60	$13.39	382336.4926
1/1/2006 to 12/31/2006	$13.39	$15.64	1219854.032
BlackRock Basic Value V.I.
3/4/2005 to 12/31/2005	$10.99	$10.99	53673.4381
1/1/2006 to 12/31/2006	$10.99	$13.18	107631.7349
BlackRock Bond V.I.
3/4/2005 to 12/31/2005	$10.09	$10.11	76499.1338
1/1/2006 to 12/31/2006	$10.11	$10.38	195417.4263
BlackRock Money Market V.I.
3/4/2005 to 12/31/2005	$10.00	$10.10	169979.4687
1/1/2006 to 12/31/2006	$10.10	$10.38	865070.7299
BlackRock Fundamental Growth V.I.
3/4/2005 to 12/31/2005	$10.85	$11.43	29514.7798
1/1/2006 to 12/31/2006	$11.43	$11.75	43197.7282
BlackRock Global Allocation V.I.
3/4/2005 to 12/31/2005	$11.17	$11.85	274953.3769
1/1/2006 to 12/31/2006	$11.85	$13.58	690728.203
BlackRock Government Income V.I.
3/4/2005 to 12/31/2005	$10.08	$10.20	5573.1346
1/1/2006 to 12/31/2006	$10.20	$10.43	31127.6608
BlackRock High Income V.I.
3/4/2005 to 12/31/2005	$10.46	$10.39	31049.699
1/1/2006 to 12/31/2006	$10.39	$11.19	47400.4546

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

BlackRock S&P 500 Index V.I.
3/4/2005 to 12/31/2005	$10.96	$11.17	339930.4325
1/1/2006 to 12/31/2006	$11.17	$12.69	58391.8569
BlackRock International Value V.I.
3/4/2005 to 12/31/2005	$12.01	$12.68	59334.2827
1/1/2006 to 12/31/2006	$12.68	$15.96	107139.9811
BlackRock Large Cap Core V.I.
3/4/2005 to 12/31/2005	$11.74	$12.51	57621.7227
1/1/2006 to 12/31/2006	$12.51	$14.12	127319.196
BlackRock Large Cap Growth V.I.
3/4/2005 to 12/31/2005	$11.22	$12.19	17645.9865
1/1/2006 to 12/31/2006	$12.19	$12.85	53929.134
BlackRock Large Cap Value V.I.
3/4/2005 to 12/31/2005	$11.99	$12.85	319334.5746
1/1/2006 to 12/31/2006	$12.85	$14.67	176196.5499
BlackRock Value Opportunities V.I.
3/4/2005 to 12/31/2005	$11.04	$12.01	37016.5687
1/1/2006 to 12/31/2006	$12.01	$13.32	90743.361
BlackRock Equity Dividend
3/4/2005 to 12/31/2005	$10.73	$11.22	11187.2466
1/1/2006 to 12/31/2006	$11.22	$13.19	46411.5606
BlackRock Global SmallCap
3/4/2005 to 12/31/2005	$10.53	$11.40	36604.8693
1/1/2006 to 12/31/2006	$11.40	$13.23	66380.8995
BlackRock International Index
3/4/2005 to 12/31/2005	$10.45	$11.31	7706.9061
1/1/2006 to 12/31/2006	$11.31	$14.01	30195.4894
BlackRock Short-Term Bond
3/4/2005 to 12/31/2005	$9.96	$9.96	159959.8204
1/1/2006 to 12/31/2006	$9.96	$10.27	57076.3561
BlackRock Mid Cap Value Opportunities
3/4/2005 to 12/31/2005	$10.14	$11.15	16903.5197
1/1/2006 to 12/31/2006	$11.15	$12.43	24461.8531
BlackRock Small Cap Index
3/4/2005 to 12/31/2005	$10.04	$10.41	8097.4239
1/1/2006 to 12/31/2006	$10.41	$12.05	4772.7982
Cohen & Steers VIF Realty
3/4/2005 to 12/31/2005	$9.97	$11.76	229403.1627
1/1/2006 to 12/31/2006	$11.76	$15.73	390621.3071

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Davis Value
3/4/2005 to 12/31/2005	$11.12	$11.64	151797.8108
1/1/2006 to 12/31/2006	$11.64	$13.16	895472.2625
Dreyfus VIF Appreciation
3/4/2005 to 12/31/2005	$11.05	$10.93	449668.2959
1/1/2006 to 12/31/2006	$10.93	$12.50	712249.9484
Eaton Vance Floating-Rate Income
3/4/2005 to 12/31/2005	$10.10	$10.27	255556.881
1/1/2006 to 12/31/2006	$10.27	$10.68	848178.5568
Federated Capital Appreciation
3/4/2005 to 12/31/2005	$10.95	$10.86	13955.3208
1/1/2006 to 12/31/2006	$10.86	$12.41	16092.5385
Federated Kaufmann
3/4/2005 to 12/31/2005	$11.34	$12.48	65507.2318
1/1/2006 to 12/31/2006	$12.48	$14.11	87868.5911
Templeton Foreign Securities
3/4/2005 to 12/31/2005	$11.65	$12.28	80067.4389
1/1/2006 to 12/31/2006	$12.28	$14.68	118488.1516
Templeton Growth Securities
3/4/2005 to 12/31/2005	$11.46	$11.88	186301.296
1/1/2006 to 12/31/2006	$11.88	$14.25	198701.7216
Roszel/Delaware Trend
3/4/2005 to 12/31/2005	$10.35	$11.39	3147.8964
1/1/2006 to 12/31/2006	$11.39	$12.06	14238.0723
Roszel/JPMorgan Multi-Cap Market Neutral
6/30/2006[2] to 12/31/2006	$9.99	$10.14	575227.4836
Roszel/JP Morgan Small Cap Growth
3/4/2005 to 12/31/2005	$10.91	$11.52	15673.0878
1/1/2006 to 12/31/2006	$11.52	$13.11	33492.3358
Roszel/Lord Abbett Affiliated
3/4/2005 to 12/31/2005	$11.10	$11.20	30769.497
1/1/2006 to 12/31/2006	$11.20	$12.94	478748.2014
Roszel/Lord Abbett Bond Debenture
3/4/2005 to 12/31/2005	$10.50	$10.49	36622.4724
1/1/2006 to 12/31/2006	$10.49	$11.27	61659.6945
Roszel/Lord Abbett Mid Cap Value
3/4/2005 to 12/31/2005	$11.51	$12.03	113819.9032
1/1/2006 to 12/31/2006	$12.03	$13.27	128367.7274
Roszel/Allianz CCM Capital Appreciation
3/4/2005 to 12/31/2005	$11.42	$11.99	5072.0373
1/1/2006 to 12/31/2006	$11.99	$12.55	8927.3031
Roszel/Allianz NFJ Small Cap Value
3/4/2005 to 12/31/2005	$11.60	$12.16	82012.0867
1/1/2006 to 12/31/2006	$12.16	$14.58	122136.2986
Roszel/Marsico Large Cap Growth
5/1/2006[2] to 12/31/2006	$10.05	$10.14	9687.9119

[2]	Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Seligman Mid Cap Growth
3/4/2005 to 12/31/2005	$11.17	$12.06	8682.3361
1/1/2006 to 12/31/2006	$12.06	$12.53	21301.8769
Oppenheimer Capital Appreciation
3/4/2005 to 12/31/2005	$10.75	$11.16	27747.1463
1/1/2006 to 12/31/2006	$11.16	$11.83	40012.0923
Oppenheimer Main Street/VA
3/4/2005 to 12/31/2005	$10.95	$11.28	22485.0144
1/1/2006 to 12/31/2006	$11.28	$12.74	30023.7386
Oppenheimer Main Street Small Cap/VA
3/4/2005 to 12/31/2005	$11.50	$12.32	85545.1554
1/1/2006 to 12/31/2006	$12.32	$13.90	33779.1485
Pioneer Emerging Markets VCT
5/1/2006[2] to 12/31/2006	$11.04	$11.94	25162.5476
Pioneer Fund VCT
3/4/2005 to 12/31/2005	$11.03	$11.34	281132.3033
1/1/2006 to 12/31/2006	$11.34	$12.99	1271513.341
Pioneer High Yield VCT
3/4/2005 to 12/31/2005	$10.36	$10.29	69911.2502
1/1/2006 to 12/31/2006	$10.29	$10.96	36123.3027
Pioneer Small Cap Value VCT
3/4/2005 to 12/31/2005	$11.29	$12.24	9724.371
1/1/2006 to 12/31/2006	$12.24	$13.75	21676.686
Premier VIT OpCap Renaissance
3/4/2005 to 12/31/2005	$10.92	$10.69	26799.0709
1/1/2006 to 12/31/2006	$10.69	$11.71	19995.7435
Pimco CommodityRealReturn Strategy
3/4/2005 to 12/31/2005	$10.61	$11.38	245492.0735
1/1/2006 to 12/31/2006	$11.38	$10.85	549343.5311
Pimco Real Return
3/4/2005 to 12/31/2005	$10.23	$10.27	87474.9823
1/1/2006 to 12/31/2006	$10.27	$10.18	156097.0104
Pimco Total Return
3/4/2005 to 12/31/2005	$10.09	$10.17	989613.7071
1/1/2006 to 12/31/2006	$10.17	$10.39	2299468.754
Van Kampen Comstock
3/4/2005 to 12/31/2005	$11.01	$11.19	424731.4322
1/1/2006 to 12/31/2006	$11.19	$12.79	141044.558
Wanger U.S. Smaller Companies
3/4/2005 to 12/31/2005	$11.54	$12.48	167388.2005
1/1/2006 to 12/31/2006	$12.48	$13.25	652980.3718

[2]	Available for allocations of premiums or contract value effective following the close of business.

Table of Contents of the Statement of Additional Information

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION
Selling the Contract
Financial Statements
Administrative Services Arrangements
Keep Well Agreement

CALCULATION OF YIELDS AND TOTAL RETURNS
Money Market Yield
Other Subaccount Yields
Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE INSURANCE COMPANY

Appendix A – Example of Bonus Payment and Recapture

Example:  You purchase a Merrill Lynch Investor Choice Annuity XC Class Contract with an initial premium of $400,000 on May 10, 2008. You make a withdrawal (including any applicable surrender charge (SC)) of $155,000 on July 5, 2009 and pay a subsequent premium of $200,000 on August 1, 2009. Your bonus amounts paid and recaptured, based on hypothetical Account values and transactions, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account. There is, of course, no assurance that the Separate Account will experience positive investment performance. This example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate bonus amounts paid and recaptured, see “Features and Benefits of the Contract – Bonus Payment and Recapture.”

							Bonus
							Amount
		Transactions		Bonus Amounts		Account	Subject to
Date		Prem.	Withdr.	Paid	Recaptured	Value	Recapture

5/10/2008	The contract is issued	$400,000		$18,000		$418,000	$18,000
	Premium Allocated to Tier 1 = $125,000
	Premium Allocated to Tier 2 = $275,000
	Bonus 1 = (.045 x $125,000) + (.045 x $275,000) = $5,625 + $12,375 = $18,000
	Bonus 1 Subj. to Recapture = Bonus Recapture Percentage (BRP) Year 1 x Bonus 1 = 100% x $18,000 = $18,000

5/10/2009	First contract anniversary					$428,000	$11,700
	Assume Account Value increased by $10,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700

7/5/2009	Owner takes a $155,000 withdrawal		$155,000		$2,925	$273,775	$8,775
	Assume Account Value increased by $3,700 due to positive investment performance.
	Bonus 1 Subj. to Recapture Before Withdrawal = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700
	Gain = Account Value Before Withdrawal — Bonus Amounts Subj. to Recapture — Remaining Premiums = $431,700 — $11,700 — $400,000 = $20,000
	Free Withdrawal Amount = Greater of 10% Premium or Gain = Max ($40,000, $20,000) = $40,000
	Prem 1 Withdrawn = Withdrawal — Gain = $155,000 — $40,000 = $115,000
	Prem 1 Withdrawn without SC = Free-Out — Gain = $40,000 — $20,000 = $20,000
	Bonus 1 Recapture Ratio = Prem 1 Withdrawn Subj. to SC/Prem 1 Remaining Immediately Prior = ($115,000 — $20,000)/ ($400,000 — $20,000) = $95,000/$380,000 = .250000
	Bonus 1 Recaptured = Bonus 1 Subj. to Recapture x Bonus 1 Recapture Ratio = $11,700 x .250000 = $2,925
	Bonus 1 Subj. to Recapture After Withdrawal = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $2,925/0.65) = $8,775

8/1/2009	Owner puts in $200,000 additional premium	$200,000		$5,000		$455,000	$13,775
	Assume Account Value decreased to $23,775 due to negative investment performance.
	Premium Allocated to Tier 2 = $100,000
	Premium Allocated to Tier 3 = $100,000
	Bonus 2 = (.045 x $100,000) + (.055 x $100,000) = $5,000
	Bonus 2 Subj. to Recapture = BRP Year 1 x Bonus 2 = 100% x $5,000 = $5,000
	Bonus 1 Subj. to Recapture = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $2,925/65%) = $8,775

5/10/2010	Second contract anniversary					$450,000	$9,050
	Assume Account Value decreased by $5,000 due to negative investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 3 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 30% x ($18,000 — $2,925/65%) = $4,050
	Bonus 2 Subj. to Recapture = BRP Year 1 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 100% x ($5,000 — $0) = $5,000

5/10/2011	Third contract anniversary					$475,000	$3,250
	Assume Account Value increased by $25,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 4 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 0% x ($18,000 — $2,925/65%) = $0
	Bonus 2 Subj. to Recapture = BRP Year 2 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 65% x ($5,000 — $0) = $3,250

Appendix B – Example of Maximum Anniversary Value GMDB

Example:  Assume that you are under age 76 at issue. You pay an initial premium of $100,000 on May 10, 2008 and a subsequent premium of $10,000 on June 28, 2009. You also make withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2009 and $40,000 on September 22, 2009. Your death benefit, based on hypothetical Account values and transactions, and selection of the Maximum Anniversary Value (“MAV”) GMDB option, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the MAV GMDB is selected. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “GMDB Base – Maximum Anniversary Value.”

					(A)
					GMDB	(B)
			Transactions		MAV	Account
Date			Prem.	Withdr.	Base	Value	Death Benefit

5/10/2008	The contract is issued		$100,000		$100,000	$100,000	$100,000 (maximum of (A),(B))
	5/10/08 anniversary value = Initial Premium on 5/10/08 = $100,000
	GMDB MAV Base = greatest of anniversary values = $100,000

5/10/2009	First contract anniversary				$110,000	$110,000	$110,000 (maximum of (A),(B))
	Assume Account Value increased by $10,000 due to positive investment performance.
	5/10/09 anniversary value = Account Value on 5/10/09 = $110,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $110,000

6/28/2009	Owner puts in $10,000 additional premium		$10,000		$120,000	$114,000	$120,000 (maximum of (A),(B))
	Assume Account Value decreased by $6,000 due to negative investment performance.
	5/10/09 anniversary value = anniversary value before premium + additional premium = $110,000 + $10,000 = $120,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $120,000

8/3/2009	Owner takes a $5,000 withdrawal			$5,000	$114,000	$95,000	$114,000 (maximum of (A),(B))
	Assume Account Value decreased by $14,000 due to negative investment performance.
	Adjusted withdrawal = withdrawal x	GMDB MAV Base before withdrawal (Account Value before withdrawal )
	= $5,000 x ($120,000/$100,000) = $6,000
	5/10/09 anniversary value = 5/10/09 anniversary value before w/d — adjusted withdrawal = $120,000 — $6,000 = $114,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $114,000

9/22/2009	Owner takes a $40,000 withdrawal			$40,000	$76,000	$80,000	$80,000 (maximum of (A),(B))
	Assume Account Value increased by $25,000 due to positive investment performance.
	Adjusted withdrawal = withdrawal x	GMDB MAV Base before withdrawal ( Account Value before withdrawal )
	= $40,000 x ($114,000/$120,000) = $38,000
	5/10/09 anniversary value = 5/10/09 anniversary value before — adjusted withdrawal = $114,000 — $38,000 = $76,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $76,000

5/10/2009	Second contract anniversary				$76,000	$70,000	$76,000 (maximum of (A),(B))
	Assume Account Value decreased by $10,000 due to negative investment performance.
	5/10/09 anniversary value = $76,000
	5/10/10 anniversary value = Account Value on 5/10/10 = $70,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $76,000

Appendix C – Example of Greater of Maximum Anniversary Value GMDB and Roll-Up GMDB (Standard)*

Example:  Assume that you are under age 76 at issue. You pay an initial premium of $100,000 on May 10, 2008 and a subsequent premium of $10,000 on June 28, 2009. You also make withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2009 and $40,000 on September 22, 2009. Your death benefit, based on hypothetical Account Values and transactions, and selection of the Greater of Maximum Anniversary Value (“MAV”) and Roll-Up GMDB option, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the Greater of MAV and Roll-Up GMDB is selected and no premiums are allocated to or transferred into Restricted Subaccounts. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “GMDB – Greater of Maximum Anniversary Value and Roll-Up.”

							(B)
						(A)	GMDB	(C)
				Transactions		GMDB	Roll-Up	Account
Date				Prem.	Withdr.	MAV Base	Base	Value	Death Benefit

5/10/2008	The contract is issued			$100,000		$100,000	$100,000	$100,000	$100,000	(maximum of (A), (B), (C))
5/10/08 anniversary value = Initial Premium on 5/10/08 = $100,000
GMDB MAV Base = greatest of anniversary values = $100,000
	GMDB Roll-Up Base = Initial Premium allocated to other than Restricted Subaccounts = $100,000
5/10/2009	First contract anniversary					$110,000	$105,000	$110,000	$110,000	(maximum of (A), (B), (C))
Assume Account Value increased by $10,000 due to positive investment performance.
5/10/09 anniversary value = Account Value on 5/10/09 = $110,000
GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $110,000
	GMDB Roll-Up Base = 5/10/08 GMDB Roll-Up Base @ 5% = $100,000 × 1.05 = $105,000
6/28/2009	Owner puts in $10,000 additional premium			$10,000		$120,000	$115,690	$114,000	$120,000	(maximum of (A), (B), (C))
Assume Account Value decreased by $6,000 due to negative investment performance.
5/10/09 anniversary value = anniversary value before premium + additional premium = $120,000
GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $120,000
GMDB Roll-Up Base = 5/10/09 GMDB Roll-Up Base @ 5% + additional premium
	= $105,000 × (1.05)ˆ(49/365) + $10,000 = $115,690
8/3/2009	Owner takes a $5,000 withdrawal				$5,000	$114,000	$111,200	$95,000	$114,000	(maximum of (A), (B), (C))
	Assume Account Value decreased by $14,000 due to negative investment performance.
	MAV adj. w/d	= withdrawal ×	GMDB MAV Base before withdrawal (Account Value before withdrawal )
		= $5,000 × ($120,000/$100,000) = $6,000
	5/10/09 anniversary value = 5/10/09 anniversary value before w/d – MAV adj. w/d = $120,000 – $6,000 = $114,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $114,000
	Since $5,000 < .05 × $105,000 = $5,520, withdrawals are dollar-for-dollar with no adjustment.
	GMDB Roll-Up Base = 5/10/09 GMDB Roll-Up Base @ 5% + additional premium – Roll-Up adj. w/d = $105,000 × (1.05)ˆ(85/365) + $10,000 – $5,000 = $111,200
9/22/2009	Owner takes a $40,000 withdrawal				$40,000	$76,000	$74,608	$80,000	$80,000	(maximum of (A), (B), (C))
	Assume Account Value increased by $25,000 due to positive investment performance.
	MAV adj. w/d	= withdrawal ×	GMDB MAV Base before withdrawal (Account Value before withdrawal )
		= $40,000 × ($114,000/$120,000) = $38,000
	5/10/09 anniversary value = 5/10/09 anniversary value before w/d – MAV adj. w/d
		= $114,000 – $38,000 = $76,000
	Since $40,000 + $5,000 > .05 × $105,000 = $5,520 withdrawals are adjusted pro-rata.
	Roll-Up adj. W/d	= withdrawal ×	GMDB Roll-Up Base before withdrawal (Account Value before withdrawal )
		= $40,000 ×	$105,000 × (1.05)ˆ(135/365) + $10,000 – $5,000) = $37,304 ($120,000
	GMDB Roll-Up Base	= 5/10/09 GMDB Roll-Up Base @ 5% + additional premium – Roll-Up adj. w/ds
		= $105,000 x (1.05)ˆ(135/365) + $10,000 – $5,000 – $37,304 = $74,608
5/10/2010	Second contract anniversary					$76,000	$77,946	$70,000	$77,946	(maximum of (A), (B), (C))
	Assume Account Value decreased by $10,000 due to negative investment performance. 5/10/10 anniversary value = Account Value on 5/10/10 = $70,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $76,000
	GMDB Roll-Up Base	= 5/10/08 GMDB Roll-Up Base @ 5% + additional premium – Roll-Up adj. w/d
		= $105,000 x 1.05 + $10,000 – $5,000 – $37,304 = $77,946

*For purposes of this example, assume the contract is not issued in the state of Washington.

Appendix D – Example of ADB*

The purpose of this example is to illustrate the operation of the Additional Death Benefit (ADB). The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

For a detailed explanation of how we calculate the Additional Death Benefit, see “Additional Death Benefit.”

Example: Assume that a couple (ages 60 and 55) purchases a Merrill Lynch Investor Choice Annuity (B Class) Contract with the Additional Death Benefit, and makes an initial premium payment of $100,000. The account value (less uncollected charges) as of receipt of due proof of death of the first to die is $300,000. The following chart depicts the potential Additional Death Benefit at the death of the contract owner.

ADB Premiums	$100,000
Account Value less uncollected charges	$300,000
ADB Gain	$200,000
Additional Death Benefit	$45,000
Lesser of 45% of ADB Gain ($90,000) or 45% of ADB Premiums ($45,000)

Assuming the account value (less uncollected charges) is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Additional Death Benefit would have been $30,000 equal to the lesser of 30% of ADB Gain ($60,000) or 30% of ADB Premiums ($30,000).

*	For purposes of this example, assume the Contract is not issued in the state of Washington.

Appendix E – Example of GMIB and GMIB EXTRA Riders

The purpose of this example is to illustrate the operation of our Guaranteed Minimum Income Benefit riders. No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. However, both GMIB riders would generally not have provided any additional benefit in these cases unless there was a sudden, sharp decline in investment returns. The example assumes no investment in restricted subaccounts (not applicable for GMIB EXTRA), no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Base and therefore the GMIB guaranteed minimum payment.

Facts:  Assume that a male, age 55 purchases a Merrill Lynch Investor Choice Annuity (B Class) Contract on May 10, 2008 with an initial premium payment of $100,000, selects GMIB (or GMIB EXTRA) and specifies the Life with Payments Guaranteed for 10 Years annuity option. The following chart shows the GMIB guaranteed minimum payout amounts under each rider if he were to exercise GMIB on the contract anniversaries shown:

	GMIB Rider		GMIB EXTRA Rider
		ANNUAL GMIB		ANNUAL GMIB
CONTRACT ANNIVERSARY	GMIB BASE	PAYMENTS**	GMIB BASE	PAYMENTS**
(5th) May 10, 2013	$127,628	NOT AVAILABLE FOR EXERCISE	$127,628	NOT AVAILABLE FOR EXERCISE

(10th) May 10, 2018	$162,889	$ 9,011	$162,889	$ 9,011

(15th) May 10, 2023	$207,893	$12,997	$207,893	$12,997

(20th) May 10, 2028	$265,330	$18,976	$265,330	$18,976

(25th) May 10, 2033	$265,330	$21,715	$338,635	$27,714

(30th) May 10, 2038***	$265,330	$24,516	$432,194	$39,935

(35th) May 10, 2043	n/a	GMIB TERMINATED	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of each GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the contract were not annuitized during the 30 day period following this contract anniversary, each GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Base and determine the actual payout amount upon exercise of the GMIB, see “Guaranteed Minimum Income Benefit” for the GMIB Rider and “Guaranteed Minimum Income Benefit EXTRA” for the GMIB EXTRA Rider.

APPENDIX F – Example of GMWB

Example:  You purchase a Merrill Lynch Investor Choice Annuity B Class contract with an initial premium of $100,000 on May 10, 2008 at the age of 72. You select the Guaranteed Minimum Withdrawal Benefit Single Life rider and immediately take your first Withdrawal. You continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on hypothetical Account Values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

		Transactions		Account	GMWB
Date		Prem.	Withdr.	Value	Base	GLA

5/10/2008	The contract is issued and the owner takes a $5,500 withdrawal	$100,000		$94,500	$100,000	$5,500
	The Lifetime Income Percentage is 5.5%. No Roll-Up is applicable since the owner took an immediate withdrawal.
5/10/2011	Third contract anniversary			$120,000	$120,000	$7,200
	Assume Account Value increased by $25,500 due to positive investment performance and that this is the highest anniversary value since issue. The Lifetime Income Percentage is now 6.0% since You are age 75 and a ratchet occurs.
6/15/2011	Owner takes a $7,200 withdrawal		$7,200	$103,000	$120,000	$7,200
	Assume Account Value decreased by $9,800 to $110,200 due to negative investment performance. No adjustments apply since withdrawals have not exceeded the GLA during the Contract Year.
9/14/2011	Owner takes a $35,000 withdrawal		$35,000	$65,000	$65,000	$3,900
	Assume Account Value decreased by $3,000 to $100,000 due to negative investment performance. The previous withdrawal equaled the GLA so entire withdrawal is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x GMWB Base before the excess withdrawal ( Account Value before the excess withdrawal )
	= ($35,000) x ($120,000 / $100,000) = $35,000 x (6/5)
	= $42,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, Account Value after excess w/d)
	= Min ($120,000 — $42,000, $65,000) = $65,000
5/10/2012	Fourth contract anniversary			$64,000	$65,000	$3,900
	Assume Account Value decreased by $1,000 to $64,000 due to negative investment performance.
11/25/2012	Owner takes a $39,900 withdrawal		$39,900	$16,000	$16,000	$960
	Assume Account Value decreased by $8,100 to $55,900 due to negative investment performance.
	No previous w/ds have been taken during the Contract Year so $36,000 is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x GMWB Base before the excess withdrawal ( Account Value before the excess withdrawal )
	= $36,000 x ($65,000 / ($55,900 — $3,900) ) = $36,000 x (5/4)
	= $45,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, Account Value after excess w/d)
	= Min ($65,000 — $45,000, $55,900 — $39,900)
	= Min ($20,000, $16,000) = $16,000
5/10/2020	Twelfth Contract Anniversary — Owner requests a $800 withdrawal		$800	$—	*GMWB RIDER TERMINATED*
	Assume withdrawals equal to the GLA have been taken each Contract Year and the Automatic Step-Up has not changed the GMWB Base. Assume Account Value has decreased by $15,200 to $800 due to withdrawals and negative investment performance.
	You receive the remaining $800 of Account Value and the Company pays You an additional $160. The GMWB Rider and Base Contract terminate. Lifetime monthly payments of $960 / 12 = $80 are established with an Annuity Date of 5/10/2021.

Appendix G – GMIB and GMWB Investment Categories

GMIB and GMWB
Investment Categories	Subaccounts
Large Cap	AIM VI Basic Value, AllianceBernstein VPS Value, American Century VP Ultra, Davis Value, Dreyfus VIF Appreciation, Federated Capital Appreciation II, Roszel/Lord Abbett Affiliated, Roszel/Marsico Large Cap Growth, BlackRock S&P 500 Index VI, BlackRock Fundamental Growth VI, BlackRock Basic Value VI, BlackRock Large Cap Core VI, BlackRock Large Cap Growth VI, BlackRock Large Cap Value VI, Eaton Vance VT Large-Cap Value, Janus Aspen Forty, Oppenheimer Main Street/VA, Oppenheimer Capital Appreciation/VA, Roszel/Allianz CCM Capital Appreciation, Pioneer Fund VCT, Premier VIT NFJ Dividend Value, Van Kampen Comstock, American Funds – AFIS Growth, American Funds – AFIS Growth – Income, ATST Transamerica Equity, ATST Transamerica Growth Opportunities

Mid Cap	AIM VI Mid Cap Core Equity, Federated Kaufmann II, Roszel/Lord Abbett MidCap Value, Janus Aspen Mid Cap Growth, Roszel/Seligman Mid-Cap Growth

Small Cap	AllianceBernstein VPS Small Mid Cap Value, Roszel/Delaware Trend, Roszel/JPMorgan Small Cap Growth, BlackRock Value Opportunities VI, Oppenheimer Main Street Small Cap VA, Roszel/Allianz NFJ Small Cap Value, Wanger U.S. Smaller Companies, Pioneer Small Cap Value VCT, ATST Transamerica Small/Mid Cap Value

International	AllianceBernstein VPS International Value, Pioneer Emerging Markets VCT, Templeton VIP Growth Securities, Templeton VIP Foreign Securities, BlackRock International Value VI, American Funds – AFIS International, Wanger International Small Cap, BlockRock Global Growth VI

Balanced	BlackRock Global Allocation VI, American Funds – AFIS Asset Allocation

Money Market	BlackRock Money Market VI

Fixed Income	EatonVance VT Floating Rate Income, Roszel/Lord Abbett Bond Debenture, BlackRock Total Return VI, BlackRock Government Income VI, BlackRock High Income VI, PIMCO Total Return, PIMCO Real Return, Pioneer High Yield VCT, American Funds – AFIS Bond, PIMCO VIT Low Duration

Alternative	Cohen & Steers VIF Realty, PIMCO CommodityRealReturn Strategy, Pioneer Real Estate Shares VCT, ATST Transamerica Convertible Securities

Appendix H — GMWB Tax Examples

The following examples illustrate how we intend to tax report a $5,000 payment received by you at various stages under a Contract with a GMWB benefit. Assume the Guaranteed Lifetime Amount is also $5,000. It should be noted that all taxable amounts received under your Contract will be treated as ordinary income. Please note that the tax consequences associated with payments received in accordance with the GMWB are unclear and a tax advisor should be consulted.

(1)	Before annuity payments begin, earnings (or gains) come out first from the Contract and are taxable as ordinary income. Thus, if taken as a pre-annuity date withdrawal, the entire $5,000 payment will consist of taxable earnings until the account value is reduced to an amount below the greater of (i) the investment in the Contract (generally equal to the total premium payments); or (ii) the $5,000 Guaranteed Lifetime Amount.

(2)	Over time, as withdrawals are made from the Contract, the account value may be reduced to zero, but the GMWB benefit still guarantees that $5,000 will be paid each year. The tax treatment of a $5,000 withdrawal may differ as the account value approaches and reaches zero:

Example 1

Year during which Account Value goes to zero

Assume the account value is $500. $500 of the withdrawal will be from the account value and $4,500 will be part of the GMWB benefit. If the investment in the Contract at the time of payment is $1,000, we will report $4,000 as taxable gain and we will reduce the investment in Contract to zero. Investment in the Contract after the payment equals zero.

Years after Account Value goes to zero

Full amount of the $5,000 payment is taxed as gain, because investment in the Contract is now zero.

Example 2

Year during which Account Value goes to zero

Assuming again an account value of $500, $500 of the withdrawal will be taken from the account value and $4,500 will be paid to you as part of the GMWB benefit. If investment in the Contract at the time of payment is $15,000, we will report the entire $5,000 payment as a nontaxable return of premiums, because investment in the Contract is greater than both the guaranteed lifetime payment and the account value. Investment in the Contract immediately after the payment would be reduced by the full amount of the nontaxable payment received by you, to $10,000.

Years after Account Value goes to zero

Assume the expected return under the Contract is $91,000 ($5,000 each year times the life expectancy of the covered person). The exclusion ratio for the annual $5,000 guaranteed lifetime payments will be 11 percent (which is calculated by dividing the investment in the Contract of $10,000 by the expected return of $91,000). Thus, $4,450 will be reported as taxable income and $550 may be excluded from each annual payment of $5000 until the entire $10,000 investment in the Contract is recovered. After the entire investment in the Contract is recovered, the full amount of each guaranteed lifetime payment will be taxable.

Appendix I – State Contract Availability and/or Variations of Certain Features and Benefits

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract’s features and benefits as previously described in this Prospectus.

States Where Certain Features and/or Benefits are Not Available or have Certain Variations to Features and/or Benefits:

State	Features and Benefits	Availability or Variation
California	See “Ten Day Right to Review (“Free Look”)”	For Contracts issued in California to contract owners who are 60 years of age or older, and who directed us on the application to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the account value less any bonus amounts as of the date you return the Contract.
	See “Automatic Investment Feature” See “Partial Withdrawals – Systematic Withdrawal Program” See “Dollar Cost Averaging”	This feature begins 35 days after contract date. This feature begins 35 days after the contract date. This feature begins 35 days after the contract date.

Maryland	C Class Contracts L Class Contracts	Not available.

Minnesota	“Guaranteed Minimum Income Benefit,” “Guaranteed Minimum Income Benefit EXTRA,” and “Guaranteed Minimum Withdrawal Benefit”	Currently not available.

Montana	See “Gender-Based Annuity Purchase Rates”	Blended unisex annuity purchase rates are applied to both male and female annuitants; annuity payments under life annuity payout options will be the same for male and female annuitants of the same age on the annuity date.

Oregon	See “Bonus Payment and Recapture”	For XC (bonus) Class Contracts issued in Oregon, the bonus rate will never be lower than the rate shown on your Contract Schedule Page.

Washington	See “Bonus Payment and Recapture”	For XC (bonus) Contracts issued in Washington, the bonus rate will never be lower than the rate shown on your Contract Schedule Page.
	See “Death Benefit – GMDB Roll-Up Base A”	Interest rate credited to premiums allocated to subaccounts (other than restricted subaccounts) for GMDB Roll-Up Base A is compounded daily at an annual rate of 3%.
	“Additional Death Benefit”	Not available.

Appendix J – Differences Between GMIB & GMIB EXTRA

	GMIB	GMIB EXTRA*
Issue Age	Maximum issue age is 75 (older annuitant). No minimum issue age. No restrictions on owner(s) and annuitant(s).	Maximum issue age is 70 (older annuitant) (age 75 if you purchased your Contract on or after June 23, 2008) and minimum issue age is 45 (younger annuitant). Only spouses may be co-owners, and natural owner(s) must be annuitant(s).

Charge	The current charge is 0.50% (0.90% maximum).	The current charge is 0.65% (0.75% if you purchased your Contract on or June 23, 2008) (1.20% maximum).

Investment Restrictions	No allocation guidelines or investment restrictions currently apply.	Allocation guidelines and investment restrictions apply.

Restricted Subaccounts	Restricted Subaccounts (3% interest on GMIB Roll-Up Base B).	No Restricted Subaccounts (5% (6% if you purchased your Contract on or after June 23, 2008) interest on entire GMIB EXTRA Roll-Up Base).

GMIB Roll-Up Base	GMIB Roll-Up Base accrues interest until the earlier of 20 contract years or the contract anniversary on or following the oldest annuitant’s 80th birthday.	GMIB EXTRA Roll-Up Base accrues interest until the contract anniversary on or following the oldest annuitant’s 85th birthday.

GMIB MAV Base	Anniversary values for GMIB MAV Base calculated until the contract anniversary on or following the oldest annuitant’s 80th birthday.	Anniversary values for GMIB EXTRA MAV Base calculated until the contract anniversary on or following the oldest annuitant’s 85th birthday.

Optional Reset	No optional resets of GMIB Roll-Up Base. (restarts the 10-year waiting period).	Optional resets of GMIB EXTRA Roll-Up Base until oldest annuitant’s 75th birthday

No Lapse Guarantee	No Lapse Guarantee not available.	If account value is reduced to zero, No Lapse Guarantee automatically exercises GMIB EXTRA.

*	Please note that if you purchased your Contract prior to January 12, 2007, the GMIB EXTRA is not available.

Appendix K – Differences Between the Single Life GMWB and the Joint Life GMWB

GMWB	Single Life Rider*	Joint Life Rider
Charge
• The current charge is 0.60% (0.65% if you purchased your Contract on or after June 23, 2008) (1.25% maximum)

• The current charge is 0.80% (1.55% maximum) if you elect the Income Enhancement Benefit.

• The current charge is 0.75% (0.85% if you purchased your Contract on or after June 23, 2008) (1.50% maximum).

• The current charge is 1.15% (2.00% maximum) if you elect the Income Enhancement Benefit.

Contract Structuring	Co-owners and joint annuitants are not permitted.	Co-owners and joint annuitants are permitted, but must be spouses. Each spouse must name the other as primary beneficiary.

Owner/ Annuitant Changes
• Changing an owner/annuitant resets the GMWB Base to the current account value, if lower, except upon spousal continuation prior to the first withdrawal, where the GMWB Base will remain unchanged. If a withdrawal was made before spousal continuation, the GMWB Base will be reset to equal the account value less uncollected charges.

• In either case, the Lifetime Income Percentage may change because it is based on the new owner’s age on the date of the change.

• The new owner/annuitant must be at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not more than 80 years old (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008) on the date of the change, except upon spousal continuation, the maximum age limit is waived for the surviving spouse.

• Adding a new co-owner/joint annuitant resets the GMWB Base to the current account value, if lower. Where a new owner/annuitant is named upon spousal continuation, the GMWB Base will be reset to equal the account value less uncollected charges, if greater.

• The Lifetime Income Percentage may change upon any ownership change, as it is based upon the age of the younger owner, but will not decrease upon spousal continuation if the spouse is a co-owner under the Joint Life rider.

• If a co-owner/joint annuitant spouse is removed, the GMWB Base remains unchanged; however, if prior withdrawals were taken, the Lifetime Income Percentage may change, based upon the remaining owner/annuitant’s age on the date of the first withdrawal or most recent Automatic Step-Up, if later.

• The new co-owner/joint annuitant must be at least 60 years old (if you purchased your Contract prior to January 11, 2008) or 55 years old (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008) and not more than 80 years old (there is no minimum age requirement if you purchased your Contract on or after June 23, 2008) when added, except upon spousal continuation the maximum age limit is waived for the surviving spouse.

*	Please note that if you purchased your Contract prior to January 12, 2007, the Single Life GMWB Rider is not available.

Appendix L – GMWB Variations Depending on Date of Contract Purchase

The GMWB varies depending on when you purchased your Contract. The key differences are shown in the following chart. Please see “Guaranteed Minimum Withdrawal Benefit” for a complete list of the differences.

Step-Up of
	Lifetime		Cancellation of	Re-Election of
	Income	Step-Up of the	the GMWB	the GMWB	GMWB MAV	Automatic Roll-
	Percentage	GMWB Base	Rider	Rider	Base	Up Reset
If you purchased your Contract prior to September 1, 2006:	After the first withdrawal on or after the GMWB Effective Date, we will redetermine and if appropriate step-up your Lifetime Income Percentage based upon your age band (or the age band of the younger owner if there are co-owners) on any third contract anniversary, if we are increasing your GMWB Base to equal your contract value on such anniversary.	After the first withdrawal on or after the GMWB Effective Date, if the contract value is higher than the GMWB Base, we will step-up the GMWB Base to equal such value on each third contract anniversary.	You may cancel the GMWB rider on each third contract anniversary after the contract date.	If you previously canceled your GMWB rider and you wish to re-elect it, you may do so on each third contract anniversary after the contract date.	The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:
(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and
					(b) is the sum of all additional premiums since the last contract anniversary.	Not available.

If you purchased your Contract on or after September 1, 2006, but prior to January 12, 2007:	Same as above.	After the first withdrawal on or after the GMWB Effective Date, if the contract value is higher than the GMWB Base, we will step-up the GMWB Base to equal such value on each contract anniversary.	Same as above.	Same as above.	Same as above.	Not available.

If you purchased your Contract on or after January 12, 2007; but prior to June 23, 2008:	After the first withdrawal on or after the GMWB Effective Date, we will redetermine and if appropriate step-up your Lifetime Income Percentage based upon your age band (or the age band of the younger owner if there are co-owners) on any Contract Anniversary, if we are increasing your GMWB Base to equal your contract value on such anniversary.	Same as above.	You may cancel the GMWB rider on each fifth contract anniversary after the contract date.	If you previously canceled your GMWB rider and you wish to re-elect it, you may do so on each fifth contract anniversary after the contract date	Same as above.	On each of the first five contract anniversaries after the GMWB Effective Date, the GMWB Roll-Up Base will automatically reset to the contract value, if greater. Interest will continue to accrue for five years after each automatic rollup reset, if any.

Step-Up of
Lifetime		Cancellation of	Re-Election of
Income	Step-Up of the	the GMWB	the GMWB	GMWB MAV	Automatic Roll-
Percentage	GMWB Base	Rider	Rider	Base	Up Reset
If you purchased your Contract on or after June 23, 2008	After your first withdrawal, on or after the GMWB Effective Date, if you have not taken an Excess Withdrawal during the contract year, the GMWB Base may be increased through automatic step-ups on each contract anniversary. The GMWB Base will be reset to equal the greater of (a) the contract value or (b) the highest monthaversary contract value since the last contract anniversary, if such value is higher than the GMWB Base.	After your first withdrawal, on or after the GMWB Effective Date, if you have taken an Excess Withdrawal during the contract year, the GMWB Base may be increased through automatic step-ups on each contract anniversary. The GMWB Base will be reset to equal your account value, if higher.	Same as above.	Same as above.	The GMWB MAV Base is equal to the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:
(a) is the GMWB Base on the GMWB Effective Date and, on each contract anniversary thereafter, is the highest contract value on such anniversary or on any of the preceding eleven monthaversaries; and
				(b) is the sum of all additional premiums since the last contract anniversary.	On each of the first ten contract anniversaries after the GMWB Effective Date and prior to your first withdrawal, we will automatically reset the GMWB Roll-Up to equal the greater of the current GMWB Roll-Up Base or the GMWB MAV Base on such contract anniversary.

Income
	Minimum Age Requirement to	Enhancement
	Purchase to GMDB*	Benefit
If you purchased your Contract prior to January 11, 2008	You and your co-owner (if applicable) must be at least 60 years old.	Not available.

If you purchased your Contract on or after January 11, 2008, but prior to June 23, 2008	You and your co-owner (if applicable) must be at least 55 years old.	Not available.

If you purchased your Contract on or after June 23, 2008	There is no minimum age requirement.	Available.

*	Please note that the age bands also differ based on Contract date, please see “Guaranteed Minimum Withdrawal Benefit — Guaranteed Lifetime Amount”

Merrill Lynch Life Variable Annuity
Separate Account A (the “Separate Account”)

Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
Merrill Lynch Life Insurance Company

Home Office: 425 West Capital Avenue
Suite 1800
Little Rock, Arkansas

Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 535-5549

offered through
Transamerica Capital, Inc.	Statement of Additional Information May 1, 2008 Merrill Lynch Investor Choice AnnuitySM (Investor Series)

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long-term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Merrill Lynch Life Insurance Company (“Merrill Lynch Life”) on a nonqualified basis. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2008, which is available on request and without charge by writing to or calling Merrill Lynch Life at the Service Center address or phone number set forth above.

Table of Contents

OTHER INFORMATION	2
Selling the Contract	2
Financial Statements	2
Administrative Services Arrangements	2
Keep Well Agreement	2
CALCULATION OF YIELDS AND TOTAL RETURNS	3
Money Market Yield	3
Other Subaccount Yields	4
Total Returns	4
FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A	S-1
FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE INSURANCE COMPANY	G-1

1

Other Information

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective  , 2008 Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracure Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.) Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly, NASD, Inc.) For the years ended December 31, 2007, 2006, and 2005, MLPF&S received $14,095,313, $13,882,700 and $9,252,194, respectively, in commissions.

Financial Statements

The financial statements of Merrill Lynch Life included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Merrill Lynch Life to meet any obligations it may have under the Contract.

Administrative Services Arrangements

Merrill Lynch Life entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”), pursuant to which Merrill Lynch Life can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, Merrill Lynch Life has arranged for MLIG to provide administrative services for the Separate Account and certain contracts, including these Contracts, and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by Merrill Lynch Life, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the years ended December 31, 2007, 2006 and 2005, $27.0 million, $29.7 million, and $33.1 million, respectively, in administrative services fees were paid.

Keep Well Agreement

On December 28, 2007, AEGON USA, Inc. (“AEGON USA”) entered into a “keep well” agreement with Merrill Lynch Life. Under the agreement, so long as Merrill Lynch Life is a wholly owned subsidiary of AEGON USA, AEGON USA will ensure that Merrill Lynch Life maintains tangible net worth equal to at least $5 million. At December 31, 2007, the tangible net worth of Merrill Lynch Life was in excess $5 million. The agreement has a duration of three years so long as Merrill Lynch Life is a wholly owned affiliate of AEGON USA and it may be terminated by either party upon one year’s written notice. Contract owners have certain rights under the agreement to enforce the provisions of the agreement. However, the agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of Merrill Lynch Life. Upon mutual consent of AEGON USA and Merrill Lynch Life, the agreement may be modified or amended in ways not less favorable to Merrill Lynch Life or its contract owners.

2

Calculation of Yields and Total Returns

Money Market Yield

From time to time, Merrill Lynch Life may quote in advertisements and sales literature the current annualized yield for the BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. On a Class-specific basis, the current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used. Based on our current estimates of anticipated contract size, we have assumed the average per unit contract fee to be 0.05%. On a Class-specific basis, current yield will be calculated according to the following formula:

Current Yield = ((NCF − ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.
ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.

Merrill Lynch Life also may quote the effective yield of the BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. On a Class-specific basis, the effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF − ES)/UV))(365/7) − 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.
ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yields for the subaccount are affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund, and the Fund’s operating expenses. Yields on amounts held in the BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

3

Other Subaccount Yields

From time to time, Merrill Lynch Life may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market V.I. Subaccount) for a Contract for a 30-day or one-month period on a Class-specific basis. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of account value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)(6) – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	expenses of the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close of the last day in the 30-day or one-month.

Currently, Merrill Lynch Life may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yields on the amounts held in the subaccounts normally will fluctuate over time. Therefore, a disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yields are affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the applicable surrender charge period. A surrender charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Merrill Lynch Life also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time on a Class-specific basis. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5 and 10 years, or for a shorter period, if applicable. We will not show any performance information for periods of less than six months.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. Total returns do not reflect any rider charges or bonus amounts if applicable.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had

4

been in operation. The Funds and the subaccounts corresponding to the Funds commenced operations as indicated below:

	Fund Inception	Subaccount Inception
Fund	Date	Date

ATST Transamerica Convertible Securities Fund (Service Class)	May 1, 2003	May 1, 2008
ATST Transamerica Equity Fund (Service Class)	May 1, 2003	May 1, 2008
ATST Transamerica Growth Opportunities Fund (Service Class)	May 1, 2003	May 1, 2008
ATST Transamerica Small/Mid Cap Value Fund (Service Class)	May 1, 2004	May 1, 2008
AIM V.I. Basic Value Fund (Series I)	September 10, 2001	March 4, 2005
AIM V.I. Mid Cap Core Equity Fund (Series I)	September 10, 2001	March 4, 2005
AllianceBernstein VPS International Value Portfolio (Class A)	May 10, 2001	May 1, 2007
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	May 2, 2001	March 4, 2005
AllianceBernstein VPS Value Portfolio (Class A)	July 22, 2002	March 4, 2005
American Century VP Ultra® Fund (Class I)	May 1, 2001	May 1, 2004
American Fund Asset Allocation Fund (Class 2)******	August 1, 1989	March 4, 2005
American Fund Bond Fund (Class 2)******	January 2, 1996	March 4, 2005
American Fund Growth Fund (Class 2)******	February 8, 1984	March 4, 2005
American Fund Growth-Income Fund (Class 2)******	February 8, 1984	March 4, 2005
American Fund International Fund (Class 2)******	May 1, 1990	March 4, 2005
BlackRock Basic Value V.I. Fund (Class I)	July 1, 1993	July 1, 1993
BlackRock Total Return Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock Money Market V.I. Fund (Class I)	February 21, 1992	February 21, 1992
BlackRock Fundamental Growth V.I. Fund (Class I)	April 3, 2000	April 3, 2000
BlackRock Global Allocation V.I. Fund (Class I)	February 21, 1992	February 21, 1992
BlackRock Global Growth V.I. Fund (Class III)	June 5, 1998	May 1, 2008
BlackRock Government Income V.I. Fund (Class I)	May 16, 1994	May 16, 1994
BlackRock High Income V.I. Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock S&P 500 Index V.I. Fund (Class I)	December 13, 1996	December 18, 1996
BlackRock International Value V.I. Fund (Class I)	June 10, 1998	June 10, 1998
BlackRock Large Cap Core V.I. Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock Large Cap Growth V.I. Fund (Class I)	April 30, 1999	June 18, 1999
BlackRock Large Cap Value V.I. Fund (Class I)	April 23, 2001	May 1, 2001
BlackRock Value Opportunities V.I. Fund (Class I)	April 29, 1982	February 21, 1992
Cohen & Steers VIF Realty Fund, Inc.	March 4, 2005	March 4, 2005
Davis Value Portfolio	July 1, 1999	April 3, 2000
Dreyfus VIF Appreciation Portfolio (Service Class)*******	December 31, 2000	March 4, 2005
Eaton Vance VT Floating-Rate Income Fund	May 2, 2001	March 4, 2005
Eaton Vance VT Large-Cap Value	May 1, 2007	May 1, 2007
Federated Capital Appreciation Fund II (Primary Class)	June 19, 2000	May 1, 2004
Federated Kaufmann Fund II (Primary Class)	April 30, 2002	May 1, 2004
Templeton Foreign Securities Fund (Class 2)*	May 1, 1992	March 4, 2005
Templeton Growth Securities Fund (Class 2)**	March 15, 1994	March 4, 2005
Janus Aspen Forty (Service Class)	May 1, 1997	May 1, 2007
Janus Aspen Mid Cap Growth (Service Class)	September 13, 1993	May 1, 2007
MLIG VIT Roszel/Allianz CCM Capital Appreciation Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/Allianz NFJ Small Cap Value Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Delaware Trend Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	June 30, 2006	June 30, 2006
MLIG VIT Roszel/Lord Abbett Affiliated Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/Lord Abbett Bond Debenture Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Lord Abbett Mid-Cap Value Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Marsico Large Cap Growth Portfolio	July 1, 2002	May 1, 2006

5

	Fund Inception	Subaccount Inception
Fund	Date	Date

MLIG VIT Roszel/Seligman Mid-Cap Growth Portfolio	July 1, 2002	July 1, 2002
Oppenheimer Capital Appreciation Fund/VA (Service Class)	September 18, 2001	March 4, 2005
Oppenheimer Main Street Fund®/VA (Service Class)	July 13, 2000	March 4, 2005
Oppenheimer Main Street Small Cap Fund®/VA (Service Class)	July 16, 2001	March 4, 2005
Pioneer Emerging Markets Portfolio VCT (Series II)	October 30, 1998	May 1, 2006
Pioneer Fund VCT Portfolio (Series II)***	February 13, 1928	March 4, 2005
Pioneer High Yield VCT Portfolio (Series II)****	February 12, 1998	March 4, 2005
Pioneer Real Estate Shares VCT Portfolio (Series II)	March 1, 1995	May 1, 2008
Pioneer Small Cap Value VCT Portfolio (Series II)*****	February 28, 1997	March 4, 2005
PIMCO CommodityRealReturn Strategy Portfolio (Administrative Class)	June 30, 2004	March 4, 2005
PIMCO Low Duration (Administrative Class)	February 16, 1999	May 1, 2007
PIMCO Real Return Portfolio (Administrative Class)	September 30, 1999	March 4, 2005
PIMCO Total Return Portfolio (Administrative Class)	December 31, 1997	April 3, 2000
Premier VIT NFJ Dividend Value	July 1, 2003	May 1, 2007
Van Kampen LIT Comstock Portfolio (Class I)	April 30, 1999	May 1, 2004
Wanger International Small Cap	May 3, 1995	May 1, 2007
Wanger U.S. Smaller Companies	May 3, 1995	March 4, 2005

*	Because Class 2 shares were first available on May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. For periods beginning on May 1, 1997 Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance.

**	Because Class 2 shares were first available on January 6, 1999, performance shown for periods prior to that date represents historical results of Class 1 shares. For periods beginning January 6, 1999, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance.

***	Because Class II shares were first available on October 31, 1997, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

****	Because Class II shares were first available on May 1, 2000, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

*****	Because Class II shares were first available on November 8, 2001, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

******	Because Class 2 shares were first available on April 30, 1997, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class 2.

*******	Because Service shares were first available on December 31, 2000, performance is based on the performance of Initial shares prior to that date. The historical performance of the Fund’s Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under each Class of the Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end. Average annual total returns are calculated for each Class using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and the contract fee, and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge if applicable. Total returns for the XC Class do not reflect the addition of bonus amounts. Total returns do not reflect any rider charges. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used. Based on our current estimates of

6

anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the average annual total return is then calculated according to the following formula:

TR = ((ERV/P)(1/N)) – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).
ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

From time to time, Merrill Lynch Life also may quote in sales literature or advertisements Class-specific total returns for other periods or that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

From time to time, Merrill Lynch Life also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. Merrill Lynch Life also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) on a Class-specific basis for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the account value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the account value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

7

PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements
(1)
Financial Statements of Merrill Lynch Life Variable Annuity Separate Account A as of December 31, 2007; and for the two years ended December 31, 2007; and the Notes relating thereto appear in the Statement of Additional Information. (To be filed by amendment)

(2)
Financial Statements of Merrill Lynch Life Insurance Company for the three years ended December 31, 2007; and the Notes relating thereto appear in the Statement of Additional Information. (To be filed by amendment)

(b)	Exhibits
(1)
Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

	(2)		Not Applicable.
(3)
Underwriting Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

	(4)	(a)
Form of Contract for the Flexible Premium Individual Deferred Variable Annuity (Return of Premium). (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(b)
Form of Contract for the Flexible Premium Individual Deferred Variable Annuity (Account Value). (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(c)
Return of Premium NAIC Model Non-Forfeiture Interest Rate Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

		(d)	Return of Premium Fixed Non-Forfeiture Interest Rate Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
		(e)	Account Value NAIC Model Non-Forfeiture Interest Rate Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
		(f)	Account Value Fixed Non-Forfeiture Interest Rate Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
		(g)	Guaranteed Minimum Income Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
(h)
Return of Premium Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(i)
Maximum Anniversary Value Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(j)
Roll-Up Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(k)
Greater of Maximum Anniversary Value and Roll-Up Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

	(l)	Additional Death Benefit Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
	(m)	Bonus Endorsement and Schedule Pages. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-118362 Filed January 31, 2005.)
	(n)	Spousal Beneficiary Continuation Endorsement (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)
(o)
Guaranteed Minimum Withdrawal Benefit Rider and Schedule Pages. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 3 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed December 2, 2005.)

(p)
Guaranteed Minimum Income Benefit Plus Endorsement and Schedule Pages. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed September 27, 2006.)

(q)
Schedule Pages for Guaranteed Minimum Income Benefit Endorsement. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed September 27, 2006.)

(r)
Schedule Pages for Guaranteed Minimum Death Benefit Endorsement (GMIB Plus Version). (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed September 27, 2006.)

(s)
Schedule Pages for Guaranteed Minimum Death Benefit Endorsement (GMWB Version). (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed September 27, 2006.)

	(t)	Guaranteed Minimum Death Benefit Rider.
	(u)	Schedule Pages for Combo MAV 6% Roll-Up Guaranteed Minimum Death Benefit.
	(v)	Schedule Pages for Return of Premium Guaranteed Minimum Death Benefit.
	(w)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Joint Life).
	(x)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Single Life).
	(y)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Joint Life with Income Enhancement Benefit).
	(z)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Single Life with Income Enhancement Benefit).
	(aa)	Schedule Pages for GMIB EXTRA Guaranteed Minimum Income Benefit.
(5)	(a)
Form of Application for the Flexible Premium Individual Deferred Variable Annuity. (Incorporated by reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-118362 Filed August 19, 2004.)

(b)
Form of revised Application for the Flexible Premium Individual Deferred Variable Annuity. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 3 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed December 2, 2005.)

(6)	(a)
Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(b)
Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(7)		Not Applicable.
(8)	(a)	Amended General Agency Agreement. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to Form N-4, Registration No. 33-43773 Filed April 28, 1994.)
(b)
Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(c)
Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(d)
Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(e)
Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. (Incorporated by Reference to Registrant’s Post Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(f)
Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 5 to Form N-4, Registration No. 33-43773 Filed April 28, 1994.)

(g)
Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(h)
Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(i)
Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(j)
Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(k)
Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(l)
Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 11 to Form N-4, Registration No. 33-43773 Filed April 23, 1997.)

(m)
Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(n)
Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(o)
Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(p)
Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(q)
Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(r)
Form of Participation Agreement Between Davis Variable Account Fund, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Pre-Effective Amendment No. 2 to Form N-4, Registration No. 333-90243 Filed March 31, 2000.)

(s)
Form of Participation Agreement Between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Pre-Effective Amendment No. 2 to Form N-4, Registration No. 333-90243 Filed March 31, 2000.)

(t)
Form of Participation Agreement Between Van Kampen Life Investment Trust and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Pre-Effective Amendment No. 2 to Form N-4, Registration No. 333-90243 Filed March 31, 2000.)

(u)
Form of Participation Agreement Between American Century Variable Portfolios, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 19 to Form N-4, Registration No. 33-43773 Filed April 30, 2001.)

(v)
Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4, Registration No. 333-90243 Filed April 23, 2004.)

(w)
Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4, Registration No. 333-90243 Filed April 23, 2004.)

(x)
Form of Participation Agreement Between American Funds Insurance Series, Capital Research and Management Company, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(y)
Form of Participation Agreement Between Cohen & Steers VIF Realty Fund, Inc., Cohen & Steers Securities, LLC, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(z)
Form of Participation Agreement Between Dreyfus Variable Investment Fund, The Dreyfus Corporation, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(aa)
Form of Participation Agreement Between Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(bb)
Form of Participation Agreement Between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Merrill Lynch Life Insurance Company, and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(cc)
Form of Participation Agreement Between Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., Pioneer Funds Distributor, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(dd)
Form of Participation Agreement Between Wanger Advisors Trust, Columbia Funds Distributor, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(ee)
Form of Participation Agreement Between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 Registration No. 333-118362 Filed April 25, 2005.)

(ff)
Form of Amendment to Participation Agreement Between Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., Pioneer Funds Distributor, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 21, 2006.)

(gg)
Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(hh)
Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(ii)
Form of Rule 22c-2 Shareholder Information Agreement Between American Funds Service Company and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account D’s Post-Effective Amendment No. 17 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-91098 Filed April 18, 2007.)

(jj)
Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(kk)
Form of Rule 22c-2 Shareholder Information Agreement Between Cohen & Steers Securities, LLC and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(ll)
Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(mm)
Form of Rule 22c-2 Shareholder Information Agreement Between Dreyfus Service Corporation and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(nn)
Form of Rule 22c-2 Shareholder Information Agreement Between Eaton Vance Distributors, Inc. and Merrill Lynch Life Insurance Company.(Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(oo)
Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(pp)
Form of Rule 22c-2 Shareholder Information Agreement Between Franklin/Templeton Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(qq)
Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(rr)
Form of Rule 22c-2 Shareholder Information Agreement Between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account D’s Post-Effective Amendment No. 17 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-91098 Filed April 18, 2007.)

(ss)
Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(tt)
Form of Rule 22c-2 Shareholder Information Agreement Between Pioneer Investment Management Shareholder Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(uu)
Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(vv)
Form of Rule 22c-2 Shareholder Information Agreement Between Columbia Management Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(ww)
Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-73544 Filed April 17, 2007.)

(xx)
Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-73544 Filed April 17, 2007.)

(yy)
Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-73544 Filed April 17, 2007.)

(zz)
Form of Amendment to Participation Agreement by and among Columbia Management Distributors, Inc., Wanger Advisors Trust, and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(aaa)
Form of Participation Agreement by and among Janus Distributors LLC and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(bbb)
Form of Amendment to Participation Agreement by and among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 7 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-118362 Filed April 24, 2007.)

(9)		Opinion of Darin D. Smith, Esq. as to the legality of the securities being registered. (To be filed by Amendment)
(10)	(a)	Written Consent of Sutherland Asbill & Brennan LLP. (To be filed by Amendment)
	(b)	Written Consent of Deloitte & Touche LLP, independent registered public accounting firm. (To be filed by Amendment)
	(c)	Written Consent of Ernst & Young, LLP, independent registered public accounting firm. (To be filed by Amendment)
(11)		Not Applicable.
(12)		Not Applicable.
(13)	(a)	Powers of Attorney.

Item 25. Directors and Officers of the Depositor (Merrill Lynch Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Lon J. Olejniczak 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President
Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President
John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Treasurer and Chief Financial Officer
Brian C. Scott 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President — Operations
Ronald L. Ziegler 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President
Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller
Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Secretary
Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Assistant Secretary

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant.

Merrill Lynch Life Insurance Company is an indirect wholly owned subsidiary of AEGON USA, Inc.

A list of subsidiaries of AEGON USA, Inc. appears below.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54)%	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S. Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

American Bond Services LLC.	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC.	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC.	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC.	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC.	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC.	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC.	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC.	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC.	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC.	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

FGP West Street LLC.	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC.	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC.	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC.	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC.	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC.	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC.	Delaware	100% Monumental Life Insurance Company	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet Community Investments VI, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC.	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc. — a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund II, LLC.	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund III, LLC.	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund IV, LLC.	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99)%	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund V, LLC.	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund VI, LLC.	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund VII, LLC.	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99)%	Investments
Garnet LIHTC Fund VIII, LLC.	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99)%	Investments
Garnet LIHTC Fund IX, LLC.	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund X, LLC.	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XI, LLC.	Delaware	100% Garnet Community Investments XI, LLC	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund XII, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30)%	Investments
Garnet LIHTC Fund XII-A, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XII-B, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XII-C, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XIII, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89)%	Investments
Garnet LIHTC Fund XIII-A, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XIII-B, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99)%	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund XIV, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC.	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Life Investors Alliance, LLC.	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC.	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC.	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100%-Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC.	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC.	Delaware	100% AEGON USA, Inc.	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Real Estate Alternatives Portfolio 1 LLC.	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC.	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC.	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Real Estate Alternatives Portfolio 4 HR, LLC.	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC.	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC.	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC.	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC.	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor
Transamerica Aviation LLC.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC.	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC.	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Life Solutions, LLC.	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC.	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC.	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC.	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC.	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Westport Strategies, LLC.	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC.	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC.	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of February 21, 2008 was 6148.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Merrill Lynch Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1.  Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2.  Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3.  Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4.  Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. These accounts are separate accounts of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c) Compensation to Principal Underwriter:

	Net
	Underwriting
Name of Principal	Discounts and	Compensation	Brokerage
Underwriter	Commissions(2)	on Redemption	Commissions	Compensation

Merrill Lynch, Pierce, Fenner & Smith Incorporated(1)	$0	$0	$0	$0
Transamerica Capital, Inc.	$0	$0	$0	$0

(1)	Effective May 1, 2008, Transamerica Capital, Inc. replaced Merrill Lynch, Pierce, Fenner & Smith Incorporated as principal underwriter for the policies.

(2)	Fiscal Year 2007

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the depositor at the principal executive offices at 1700 Merrill Lynch Drive, 3rd Floor, Pennington, New Jersey 08534 and the Service Center at 4802 Deer Lake Drive East, Jacksonville, Florida 32246.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Amendment to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 20th day of February, 2008.

Merrill Lynch Life Variable Annuity
Separate Account A
(Registrant)

Merrill Lynch Life Insurance Company
(Depositor)

By: * Lon J. Olejniczak President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 20, 2008.

Signatures	Title	Date

* Lon J. Olejniczak	Director and President	February 20, 2008

* Robert R. Frederick	Director and Senior Vice President	February 20, 2008

* John T. Mallett	Director, Treasurer and Chief Financial Officer	February 20, 2008

* Brian C. Scott	Director and Senior Vice President — Operations	February 20, 2008

* Ronald L. Ziegler	Director and Senior Vice President	February 20, 2008

* Eric J. Martin	Vice President and Corporate Controller	February 20, 2008

/s/ Darin D. Smith Darin D. Smith	Vice President and Assistant Secretary	February 20, 2008

* By: Darin D. Smith — Attorney-in-Fact pursuant to Powers of Attorney.

EXHIBIT LIST

Exhibit	Description

(4)(t)	Guaranteed Minimum Death Benefit Rider.

(4)(u)	Schedule Pages for Combo MAV 6% Roll-Up Guaranteed Minimum Death Benefit.

(4)(v)	Schedule Pages for Return of Premium Guaranteed Minimum Death Benefit.

(4)(w)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Joint Life).

(4)(x)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Single Life).

(4)(y)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Joint Life with Income Enhancement Benefit).

(4)(z)	Schedule Pages for Guaranteed Minimum Withdrawal Benefit (Single Life with Income Enhancement Benefit).

(4)(aa)	Schedule Pages for GMIB EXTRA Guaranteed Minimum Income Benefit.

(13)	Powers of Attorney.